                                                                Exhibit 99(b)(2)



DUNN JOHNSTON
International Private Investment Bankers


                         FAIRNESS OPINION PRESENTATION
                            TO THE SPECIAL COMMITTEE
                           OF THE BOARD OF DIRECTORS
                                OF UNIFLEX, INC.



                                  CONFIDENTIAL



                                 March 5, 1999



                         DUNN JOHNSTON & COMPANY, INC.
           3010 Westchester Avenue, Purchase, N.Y. 10577-2524 U.S.A.
                    Phone: 914-251-0077   Fax: 914-251-0080

                               TABLE OF CONTENTS


TAB


1. Executive Summary
     o  Transaction Description
     o  Description of the Sale Process
     o  Due Diligence Procedures


2. Historical and Projected Financial Assumptions


3. Transaction Pricing Summary


4. Summary Valuation and Financial Analysis


5. Analysis of Comparable Acquisitions


6. Analysis of Comparable Publicly-Traded Companies


7. Discounted Cash Flow Analysis


8. Leveraged Buyout Analysis


9. Premiums Paid Analysis


10. Analysis of Historical Stock Trading Levels of Uniflex


APPENDIX


 o  Detailed Stock Price History and Performance of Uniflex




                                                   DUNN JOHNSTON & COMPANY, INC.

                               EXECUTIVE SUMMARY








                                                   DUNN JOHNSTON & COMPANY, INC.

EXECUTIVE SUMMARY - TRANSACTION DESCRIPTION

o Under the proposed merger ("Merger"), an investor group, which includes CMNy Capital, L.P., CMCO, Inc,, Sterling/Carl Marks Capital, Inc. and certain affiliates (collectively the "Carl Marks Affiliates") and an affiliate of RFE Investment Partners ("RFE"), has offered to pay $7.57 in cash for each share of Uniflex, Inc. ("Uniflex") common stock (other than the shares to be retained by Carl Marks Affiliates and certain officers, employees and directors of the Company collectively defined as the "Retained Shares").

o On the effective date of the Merger, a newly formed company, Uniflex Acquisition Corp. ("Acquirer"), will be merged with and into Uniflex with Uniflex being the surviving entity (the "Surviving Corporation"). Shares in Acquirer will immediately be converted into shares in the Surviving Corporation and holders of outstanding shares of Uniflex (other than Dissenting Shares, Treasury Shares and Retained Shares) shall automatically receive $7.57 per share in cash (the "Merger Consideration" or "Merger Price") and holders of outstanding options to purchase common shares of Uniflex shall automatically receive in cash the difference, if any, between the Merger Consideration and the exercise price of the options.

o The Retained Shares shall consist of (a) all of the 300,158 shares of Uniflex common stock currently owned by Carl Marks Affiliates; (b) no less than 322,000 shares of Uniflex common stock currently held by certain officers, employees and directors of Uniflex (the "Management Group");
     and (c) 99,075 shares of Uniflex common stock to be purchased by Sterling/Carl Marks Capital, Inc. at the Merger Price immediately prior to the effective time of the Merger. These Retained Shares shall constitute approximately 21%, 23% and 7%, respectively, of the outstanding shares of the Surviving Corporation.

o On the effective date of the Merger, RFE will convert its Uniflex Acquisition Corp. shares into approximately 49% of the outstanding shares of the Surviving Corporation.

o It is contemplated that financing for the transaction will be provided, pursuant to Commitment Letters received prior to signing the Merger Agreement, from the following sources: (a) a term loan in the amount of $18.5 million and drawings under a $5 million revolving credit facility, to be included in a senior secured credit facility to be entered into by the Company; (b) senior subordinated debentures issued by the Company for gross proceeds of $7 million; and (c) equity financing of $5,25 million from RFE and $0,75 million from Sterling/Carl Marks Capital, Inc.

o It is intended that the Merger will be treated as a Recapitalization for accounting purposes.

o Dunn Johnston & Company, Inc. has been retained by the Special Committee of the Board of Directors of Uniflex to render an opinion as investment banker (the "Opinion") as to the fairness, from a financial point of view, of the Merger Consideration to be paid to the Company's shareholders (other than stockholders who own Retained Shares) under the terms of the Merger.

                                                  DUNN JOHNSTON & COMPANY, INC,

EXECUTIVE SUMMARY - TRANSACTION DESCRIPTION (CONT'D)

Conditions to Closing

o Receipt of an affirmative vote of a majority of outstanding shares of the Company's common stock at the special stockholders' meeting

o Receipt of financing by the Company and Acquirer pursuant to the Commitment Letters

o    Other customary terms and conditions

Closing

o    On or before July 30, 1999



                                                  DUNN JOHNSTON & COMPANY, INC.

EXECUTIVE SUMMARY- DESCRIPTION OF THE SALE PROCESS

o On October 29, 1997, Dunn Johnston & Company, Inc. ("DJ&Co.") was engaged by Uniflex to explore and analyze a broad range of financial alternatives to enhance shareholder value, including complementary acquisitions, a recapitalization and/or sale of the Company.

o In June 1998, Uniflex authorized DJ&CO, to approach potential strategic and financial buyers. Approximately 46 potential buyers were approached, of which 16 requested confidential information on the Company,

o DJ&Co. received preliminary indications of interest from six prospective purchasers in August 1998; these parties were invited to conduct plant visits and perform preliminary due diligence.

o In September and October 1998 Uniflex received updated proposals from three potential buyers, including the Carl Marks Affiliates. At the October 26 board meeting a Special Committee of the Board was created consisting of four board members unaffiliated with the Carl Marks Affiliates' proposal or the other proposals,

o Following several weeks of negotiation and clarification of the various proposals, Uniflex entered into a letter of intent with an acquisition entity to be formed by the Carl Marks Affiliates ("Newco") on November 16, 1998 and the proposed Merger was publicly announced.

o On February 11, 1999, Uniflex and Newco extended the deadline of the Exclusivity Period under the letter of intent from February 15, 1999 to March 5, 1999.


                                                 DUNN JOHNSTON & COMPANY, INC,

EXECUTIVE SUMMARY - DUE DILIGENCE PROCEDURES

In the course of our due diligence investigation in connection with the rendering of our fairness opinion, we have undertaken the following steps:

     (1) Reviewed the Company's Annual Reports, Forms 10-K and related financial information for the five fiscal years ended January 31, 1998 and the Company's Forms 10-Q and the related unaudited financial information for the quarters ended April 30, 1998, July 31, 1998 and October 31, 1998.

     (2) Reviewed certain information (including financial estimates for the fiscal year ended January 31, 1999 and forecasts for the five fiscal years ended January 31, 2004) relating to the business, earnings, cash flow, assets and prospects of the Company, furnished to us by the Company,

     (3) Conducted discussions with members of senior management of the Company, including the Chairman and CEO, President and several others, concerning its businesses and prospects. We also held discussions with the Board of Directors and the Special Committee regarding the Company.

     (4) Conducted on-site visits of the Company's operations in Hicksville, NY and Westbury, NY to inspect the physical characteristics of the properties and meet with on-site management of these facilities.

     (5)  Reviewed published research and information on the Company.

     (6) Reviewed the historical market prices and trading activity for the Common Stock and compared them with that of certain publicly traded companies which we deemed to be reasonably similar to the Company.

     (7) Compared the results of operations of the Company with that of certain companies which we deemed to be reasonably similar to the Company.

     (8) Compared the proposed financial terms of the transaction contemplated by the Agreement with the financial terms of certain other mergers and acquisitions which we deemed to be relevant.

     (9) Reviewed a draft of the Agreement and Plan of Merger and Recapitalization dated March 3, 1999 and a draft of the Voting Agreement dated March 5, 1999.

     (10) Performed a discounted cash flow analysis of the Company based on the financial information and financial projections provided to us by management of the Company.

                                                  DUNN JOHNSTON & COMPANY, INC.

EXECUTIVE SUMMARY - DUE DILIGENCE PROCEDURES (CONT'D)

     (11) Performed a stand-alone leveraged buyout analysis utilizing operating assumptions provided to us by management of the Company and a capital structure we deemed reasonable given current financial market conditions.

     (12) Analyzed the premiums paid in recent acquisition transactions of public company stock.

     (13) Reviewed such other financial studies and analyses and performed such other investigations and took into account such other matters as we deemed appropriate.


                                                  DUNN JOHNSTON & COMPANY, INC.

                 HISTORICAL AND PROJECTED FINANCIAL ASSUMPTIONS











                                                   DUNN & JOHNSTON COMPANY, INC.

HISTORICAL AND PROJECTED FINANCIAL ASSUMPTIONS (FY1994-2004)
--------------------------------------------------------------------------------

                                                                    FISCAL YEAR ENDED
                                         ------------------------------------------------------------------------
                                          1/31/94     1/31/95      1/31/96     1/31/97     1/31/98    1/31/1999E
                                         --------- ------------- ----------- ----------- ----------- ------------
INCOME STATEMENT DATA
 Total Net Sales .......................  $25,660    $30,133       $31,510     $34,466    $ 37,999     $39,722
  Cost of Goods Sold ...................   16,191     18,982        20,323      21,379      24,391     25,043
                                          -------     -------      -------     -------    --------     -------
 Gross Profit ..........................    9,469     11,151        11,187      13,087      13,608     14,679
  Selling, General & Admin. ............    7,302      8,807         8,457       9,703      10,618     10,944
                                          -------     -------      -------     -------    --------     -------
 Operating Income ......................    2,167      2,344         2,730       3,384       2,990      3,735

 Net Interest Expense/(Income) .........      375        410           413         215         444        428
 Other Expense/(Income) ................      272         (9)            0           0         150         (3)
                                          -------     ---------    -------     -------    --------     ---------
 Pre-Tax Income ........................    1,519      1,943         2,317       3,169       2,396      3,310
  Income Taxes .........................      541        777           858       1,252         900      1,180
                                          -------     --------     -------     -------    --------     --------
 Net Income ............................  $   978     $1,166       $ 1,459     $ 1,917    $  1,496     $2,130
                                          =======     ========     =======     =======    ========     ========

CASH FLOW DATA
 Decrease (Increase) in Working
  Capital (Non-Cash) ...................                              (190)       (835)     (1,160)       263
 Capital Expenditures/Acquisitions .....      551        679         1,193       1,174       1,610      1,114
 Depreciation and Amortiz. .............      813        817           853         916         964        971
 EBITD(Before Non-recurring) ...........    2,980      3,161         3,583       4,300       3,954      4,709



                                                    PROJECTED FOR FISCAL YEAR ENDED (1)
                                         ----------------------------------------------------------
                                           1/31/00     1/31/01     1/31/02     1/31/03     1/31/04
                                         ----------- ----------- ----------- ----------- ----------
INCOME STATEMENT DATA
 Total Net Sales .......................   $44,406     $49,304     $54,752     $60,814    $67,561
  Cost of Goods Sold ...................    28,661      32,069      35,612      39,555     43,944
                                           -------     -------     -------     -------    -------
 Gross Profit ..........................    15,745      17,236      19,140      21,259     23,617
  Selling, General & Admin. ............    11,853      12,914      14,067      15,321     16,682
                                           -------     -------     -------     -------    -------
 Operating Income ......................     3,892       4,321       5,073       5,938      6,935

 Net Interest Expense/(Income) .........
 Other Expense/(Income) ................
 Pre-Tax Income ........................
  Income Taxes .........................
 Net Income ............................

CASH FLOW DATA
 Decrease (Increase) in Working
  Capital (Non-Cash) ...................      (573)       (588)       (599)       (606)      (675)
 Capital Expenditures/Acquisitions .....       888         986       1,095       1,216      1,351
 Depreciation and Amortiz. .............       888         986       1,095       1,216      1,351
 EBITD(Before Non-recurring) ...........     4,780       5,307       6,168       7,155      8,286


                                                        FISCAL YEAR ENDED
                                  --------------------------------------------------------------
                                   1/31/94   1/31/95   1/31/96   1/31/97   1/31/98   1/31/1999E
                                  --------- --------- --------- --------- --------- ------------
GROWTH AND MARGINS
 Net Sales Growth ...............    13.6%     17.4%      4.6%      9.4%     10.3%        4.5%
 COGS/Revenues ..................    63.1%     63.0%     64.5%     62.0%     64.2%       63.0%
 SG&A/Revenues ..................    28.5%     29.2%     26.8%     28.2%     27.9%       27.6%
 Change in Non-Cash Working
  Cap/Revenues ..................                        13.8%     28.2%     32.8%      (15.3%)
 Deprec. and
  Amortization/Revenues .........     3.2%      2.7%      2.7%      2.7%      2.5%        2.4%
 Cap. Exp/Depreciation ..........    67.8%     83.1%    139.9%    128.2%    167.0%      114.7%
 Gross Margin ...................    36.9%     37.0%     35.5%     38.0%     35.8%       37.0%
 Operating Margin ...............     8.4%      7.8%      8.7%      9.8%      7.9%        9.4%
 Tax Rate .......................    35.6%     40.0%     37.0%     39.5%     37.6%       35.7%



                                         PROJECTEDN FOR FISCAL YEAR ENDED (1)
                                  --------------------------------------------------
                                   1/31/00   1/31/01   1/31/02   1/31/03    1/31/04
                                  --------- --------- --------- --------- ----------
GROWTH AND MARGINS
 Net Sales Growth ...............    11.0%     11.0%     11.0%     11.1%      11.1%
 COGS/Revenues ..................    64.5%     65.0%     65.0%     65.0%      65.0%
 SG&A/Revenues ..................    26.7%     26.2%     25.7%     25.2%      24.7%
 Change in Non-Cash Working
  Cap/Revenues ..................    13.0%     12.0%     11.0%     10.0%      10.0%
 Deprec. and
  Amortization/Revenues .........     2.0%      2.0%      2.0%      2.0%       2.0%
 Cap. Exp/Depreciation ..........   100.0%    100.0%    100.0%    100.0%     100.0%
 Gross Margin ...................    35.5%     35.0%     35.0%     35.0%      35.0%
 Operating Margin ...............     8.8%      8.8%      9.3%      9.8%      10.3%
 Tax Rate .......................

Notes:
(1) Projections and estimates provided by Uniflex management before savings in public company and other expenses in connection with transaction.
                                                   DUNN & JOHNSTON COMPANY, INC.

                          TRANSACTION PRICING SUMMARY









                                                   DUNN & JOHNSTON COMPANY, INC.

TRANSACTION PRICING SUMMARY
($ in 000s except price per share data)
--------------------------------------------------------------------------------

MERGER PRICE PER SHARE:                                                      $   7.57
UFX Shares Outstanding                                                          4,300
UFX Options Outstanding                                                           129
                                                                             --------
Fully-Diluted UFX Shares                                                        4,429
Gross Equity Value                                                           $ 33,528
Less: Option Exercise Amount @ Ave. Exercise Price of:         $ 3.48            (448)
                                                                             --------
Net Equity Value ("Equity Value")                                            $ 33,080
Plus: Debt Outstanding (1/31/99)                                                3,467
Plus: Other Long-Term Liabilities (1/31/99)                                     1,646
Less: Cash and Cash Equivalents (1/31/99)                                      (2,511)
                                                                             --------
Implied Total Enterprise Value ("Total Enterprise Value" or
 "TEV")                                                                      $ 35,682
                                                                             ========


                                                                            TRANSACTION
                                                              UFX DATA:      MULTIPLE:
                                                             -----------   ------------
Total Enterprise Value/Revenues:
 Latest Twelve Months ("LTM") Ending 1/31/99 (Est.)           $ 39,722          0.9x
Total Enterprise Value/EBITDA:
 LTM Ending 1/31/99 (Est.)                                    $  4,709          7.6x
Total Enterprise Value/EBIT:
 LTM Ending 1/31/99 (Est.)                                    $  3,738          9.5x
Equity Value per Share/Earnings per Share:
 LTM Ending 1/31/99 (Est.)                                    $   0.48         15.8x
 Projected Fiscal Year Ending 1/31/00                         $   0.50         15.1x
Equity Value/Book Value:
 AS of 1/31/99E ("LTN")                                       $ 15,827          2.1x

                                                   DUNN & JOHNSTON COMPANY, INC.

                    SUMMARY VALUATION AND FINANCIAL ANALYSIS









                                                   DUNN JOHNSTON & COMPANY, INC.

SUMMARY VALUATION AND FINANCIAL ANALYSIS
--------------------------------------------------------------------------------
ANALYSIS OF COMPARABLE ACQUISITIONS AND PUBLICLY TRADED COMPANIES

($ in millions)


ANALYSIS OF TERMS OF SELECTED ACQUISITIONS IN THE PLASTICS AND PROMOTIONAL PRODUCTS INDUSTRIES:
(Total Enterprise Value (less than) $300 million, 1994-1999)




                           COMPARABLE ACQUISITION MULTIPLES AND DATA:
                           ------------------------------------------     UNIFLEX AT
                              MEAN       MEDIAN           RANGE          MERGER PRICE
                           ---------   ----------   -----------------   -------------
TEV/LTM Sales                  0.9x         0.9x     0.6x -  1.5x            0.9x
TEV/LTM EBIT(1)               12.3x        12.2x    10.3x - 14.9x            9.5x
TEV/LTM EBITDA                 7.5x         7.5x     6.3x -  8.5x            7.6x
Total Enterprise Value     $ 133.6      $ 110.0    $43.1 - $273.3         $ 35.7

Note: (1) Excludes outlier.


ANALYSIS OF TRADING LEVELS OF SELECTED COMPARABLE PUBLIC COMPANIES IN THE PLASTICS INDUSTRY:(1)




                              COMPARABLE ACQUISITION MULTIPLES AND DATA:
                             ---------------------------------------------     UNIFLEX AT
                                MEAN        MEDIAN            RANGE           MERGER PRICE
                             ----------   ----------   -------------------   -------------
TEV/LTM Sales                     1.1x        1.1x     0.7x - 1.6x                0.9x
TEV/LTM EBIT                     11.3x       10.8x     8.7x - 14.7x               9.5x
TEV/LTM EBITDA                    6.9x        7.1x     5.7x - 7.6x                7.6x
Equity Value/Book Value           2.1x        1.9x     0.6x - 3.7x                2.1x
Price/Earnings:
  Calendar 1998E EPS (2)         13.2x       13.2x     10.2x - 16.3x             15.8x
  Calendar 1999E EPS             12.5x       13.4x     8.9x - 15.3x              15.1x
Total Enterprise Value        $ 687.0     $ 279.3      $168.6 - $2,233.7       $ 35.7
Net Sales                     $ 647.9     $ 253.8      $155.1 - $1,883.8       $ 39.7

Note: (1) Comparable companies include AEP Industries, Applied Extrusion
       Technologies, Atlantis Plastics, Bemis Company and Liqui-Box.


   (2) Excludes outliers.




                                                   DUNN JOHNSTON & COMPANY, INC.

SUMMARY VALUATION AND FINANCIAL ANALYSIS
--------------------------------------------------------------------------------
DISCOUNTED CASH FLOW ANALYSIS AND LEVERAGED BUYOUT ANALYSIS
($ in millions)


SUMMARY DISCOUNTED CASH FLOW ANALYSIS (1)



                                  MEAN        MEDIAN        HIGH          LOW
                               ----------   ----------   ----------   ----------
Equity Value per UFX Share       $ 7.10       $ 7.15       $ 9.31       $ 4.79

Note: (1) Based on management forecasts, cost of capital of 13% - 16% and various methodologies including perpetual growth and terminal value approaches.



SUMMARY LEVERAGED BUYOUT ANALYSIS (1)



                                              MEAN         HIGH          LOW
                                           ----------   ----------   ----------
% Annual Equity Return to New Investor         34.1%        36.8%        31.1%

Note: (1) Based on $7.57 share purchase price, management forecasts, current lending parameters and terminal value multiples of 5x to 6x EBITDA.




                                                   DUNN JOHNSTON & COMPANY, INC.

SUMMARY VALUATION AND FINANCIAL ANALYSIS
--------------------------------------------------------------------------------
PREMIUM PAID ANALYSIS


Uniflex Average Closing Common Stock Prices:



                                                                 UFX
                                                               MERGER
                                                            PRICE ($7.57)
                                                 PRICE        PREMIUM %
                                              ----------   --------------
       One Day Prior to announcement            $ 5.38           40.8%
       One Week Prior to announcement           $ 5.28           43.5%
       Four Weeks Prior to announcement         $ 5.23           44.9%
       Twelve Weeks Prior to announcement       $ 4.86           55.8%

Uniflex Closing Common Stock Prices:




                                                               UFX
                                                             MERGER
                                                          PRICE ($7.57)
                                               PRICE        PREMIUM %
                                            ----------   --------------
       One Day Prior to announcement          $ 5.38           40.8%
       One Week Prior to announcement         $ 5.06           49.5%
       Four Weeks Prior to announcement       $ 4.88           55.3%

Premium Analysis for Completed Public Acquisition Transactions
($20 - $50 million Total Enterprise Value - 1/1/97 to 2/8/99)




                                                                                         UFX
                                              OFFERING PRICE PREMIUM %                 MERGER
                                     -------------------------------------------    PRICE ($7.57)
                                        MEAN        MEDIAN           RANGE*           PREMIUM %
                                     ----------   ----------   -----------------   --------------
One Day Prior to announcement            36.4%        22.5%    (59.7) - 223.6%           40.8%
One Week Prior to announcement           40.3%        32.8%    (52.8) - 184.8%           49.5%
Four Weeks Prior to announcement         47.3%        37.2%    (52.2) - 223.6%           55.3%

* Excludes outliers




                                                   DUNN JOHNSTON & COMPANY, INC.

SUMMARY VALUATION AND FINANCIAL ANALYSIS
--------------------------------------------------------------------------------
STOCK PRICE AND VOLUME DATA
($ in 000s except price per share data)


UFX STOCK PRICE TRADING RANGE:



              11/17/97 TO 11/16/98
           --------------------------
            CLOSING PRICE      DATE
           ---------------   --------
  Low          $ 3.88        10/8/98
  High         $ 6.56        12/5/97


UFX STOCK PRICE TRADING RANGE:



                1/1/96 TO 2/26/99
           ----------------------------
            CLOSING PRICE       DATE
           ---------------   ----------
  Low          $ 3.88          10/8/98
  High         $ 9.75         10/21/96


                         Trading Volume - 11/17/97 to 11/16/98:
                         Minimum                                             0
                         Maximum                                        55,800
                         Median                                          2,150
                         Average                                         4,543


                         Trading Volume - 1/1/96 to 2/26/99:

                         Minimum                                             0
                         Maximum                                        99,200
                         Median                                          3,000
                         Average                                         5,665




                                                   DUNN JOHNSTON & COMPANY, INC.

                      ANALYSIS OF COMPARABLE ACQUISITIONS










                                                   DUNN JOHNSTON & COMPANY, INC.

ANALYSIS OF COMPARABLE ACQUISITIONS

The Analysis of Comparable Acquisitions provides a review of transactions deemed as comparable to the proposed Merger. The analysis included a review of transactions in the plastic film, converting and packaging industry ("Plastics Industry") and promotional products industry. Disclosed information regarding such transactions is often incomplete, particularly in the case of private targets. The following information is based on SEC filings, press releases and public disclosures, databases and other sources.

The transactions selected included only transactions a) completed in the last five years; and b) less than $300 million in size (total enterprise value). A total of nine transactions were selected in the Plastics Industry and one transaction in the promotional products industry, the acquisition of Norwood Promotional Products by an investor group in October 1998.

The median transaction size in the Plastics Industry was substantially larger than the proposed merger ($85 million in total enterprise value as compared with $35.7 million for the proposed Merger). The analysis shows that the Merger Consideration of $7.57 per share translates to multiples of Sales and EBITDA that are at or above the median and mean multiples for the Plastics Industry comparable transactions. As compared with the comparable promotional products industry transactions, the Merger Consideration represents a slightly higher multiple of EBITDA and Book Value, a lower multiple of EBIT and an approximately equivalent multiple of Sales.




































                                                   DUNN JOHNSTON & COMPANY, INC.

SELECTED MERGER AND ACQUISITION TRANSACTIONS IN THE PLASTICS AND PROMOTIONAL PRODUCTS INDUSTRIES (TRANSACTION VALUE (less than) $300 MILLION, 1994-1999) ($ IN MILLION)



                                                                                             LATEST
                                                                             TOTAL        TWELVE MONTHS
                                                 TYPE OF                  ENTERPRISE  ---------------------
EFFECTIVE            TARGET COMPANY/             CONSID.        EQUITY       VALUE      EBITDA      EBIT
DATE                ACQUIRING COMPANY              PAID         VALUE      (TEV)(1)     MARGIN     MARGIN
----------- -------------------------------- --------------- ----------- ------------ ---------- ----------
PLASTIC FILM, CONVERTING AND PACKAGING COMPANIES
Jan-99      Sunbelt Plastics                       Cash                   $  8.50
            Tyco International Ltd.
May-98      Blessings Corp.                        Cash        $ 214.5    $ 269.7         18.5%      11.9%
            Huntsman Packaging Corp.
Apr-98      ACX Technologies (Britton              Cash                   $ 135.0                    10.3%
            Group Plastics) CVC Capital
            Partners
Jan-97      Paramount Packaging, Inc.         Largely cash;               $  76.0
            Bemis Company, Inc.                some common
Sep-96      Carlisle Plastics                     Common       $ 122.4    $ 273.3         10.0%       4.4%
            Tyco International
Apr-96      Perfecseal Division of Paper         Largely                  $  63.4
            Manufacturers Company Bemis            cash
            Company, Inc.
Oct-95      Banner Packaging Inc.                Largely                  $  43.1
            Bemis Company, Inc.                   common
Jul-94      Gravure Packaging Inc.                 Cash        $  32.8    $  65.3         14.2%       8.0%
            ACX Technologies                    and stock
Apr-94      Hercules Packaging Film Group          Cash        $ 161.0    $ 161.0         11.7%       3.5%
            Applied Extrusion Technologies
 MEAN                                                          $ 132.7    $ 130.2         13.6%       7.6%
MEDIAN                                                         $ 141.7    $  85.0         13.0%       8.0%

PROMOTIONAL PRODUCTS MANUFACTURERS
Oct-98      Norwood Promotional Products           Cash        $ 107.8    $ 164.3         11.6%       7.1%
            Investor Group
            UNIFLEX, INC.                          CASH        $  33.1    $  35.7         11.9%       9.4%
            LTM Ending 1/31/99 (est.)



                     TOTAL ENTERPRISE
                     VALUE MULTIPLES             EQUITY
EFFECTIVE   ----------------------------------   VALUE/            BUSINESS DESCRIPTION OF
DATE          SALES    EBITDA        EBIT         BOOK                 TARGET COMPANY
----------- --------- -------- --------------- --------- ------------------------------------------
PLASTIC
FILM,
CONVERTING
AND
PACKAGING
COMPANIES
Jan-99      0.8x                                         Makes and distributes PE can liners;
                                                         construction, agriculture and consumer
                                                         film and sheeting materials, and drop
                                                         cloths.
May-98      1.5x      8.4x          13.0x      2.8x      Manufactures plastic film products for
                                                         healthcare, agri., and industrial
                                                         applications; Int'l sales accounted for
                                                         31% of sales in 1997.
Apr-98      1.1x                    10.3x                Extruder, converter, and printer of
                                                         polyethylene into a wide range of films
                                                         and bags, including hygiene films,
                                                         industrial liners and bags, garment film,
                                                         shrink packaging and security
                                                         packaging.
Jan-97      0.6x                                         Flexible packaging for a variety of
                                                         markets with strong emphasis on
                                                         disposable diapers, confectionary
Sep-96      0.7x      6.5x          14.9x      2.6x      Plastic garment hangers, trash bags,
                                                         industrial films, plastic sheeting and
                                                         containers
Apr-96      1.0x                                         Flexible packaging for the disposable
                                                         sterile medical device industry
Oct-95      0.7x                                         Coextruded films, flexographic printing
                                                         and bag conversion
Jul-94      0.9x      6.3x          11.3x                Flexible packaging materials
Apr-94      1.0x      8.5x          28.2x                Film used for consumer product
                                                         packaging
   MEAN     0.9x      7.4x          12.3x(2)   2.7x
  MEDIAN    0.9x      7.4x          12.2x(2)   2.7x
PROMOTIONAL
PRODUCTS
MANUFACTURE
Oct-98      0.9x      7.5x          12.2x      1.9x      Largest U.S. supplier of promotional
                                                         products with 10 factories and over 2400
                                                         different products.
            0.9x      7.6x           9.5x      2.1x

Source: Securities Data Corporation, Inc. and SEC filings
(1) Total Enterprise Value = Equity Value plus Debt plus Preferred Stock minus Cash and Marketable Securities.
(2) Excludes outliers.


                                                   DUNN JOHNSTON & COMPANY, INC.

ANALYSIS OF COMPARABLE ACQUISITIONS
($ IN MILLION)


IMPLIED UNIFLEX VALUATION:




                 UNIFLEX
                  DATA
                   LTM        COMPARABLE ACQUISITION MULTIPLES                          IMPLIED UNIFLEX TOTAL ENTERPRISE VALUE
 VALUATION     LTM ENDING    ----------------------------------                         ---------------------------------------
 PARAMETER     1/31/1999 E      LOW       MEDIAN        HIGH                                LOW          MEDIAN         HIGH
-----------   ------------   ---------   --------   -----------                         -----------   -----------   -----------
   Sales         $ 39.7          0.6x       0.9x         1.5x                            $  23.2       $  35.2       $  61.5
  EBITDA         $  4.7          6.3x       7.5x         8.5x                               29.9       $  35.3          40.1
    EBIT         $  3.7         10.3x      12.2x        14.9x*                              38.7       $  45.7          55.5
                                                                  MEDIAN --                 29.9          35.3          55.5
                                                                  ENTERPRISE VALUE
                                                                  LESS: OUTSTANDING         -5.1          -5.1          -5.1
                                                                  DEBT (1)
                                                                  PLUS: EXCESS CASH          2.5           2.5           2.5
                                                                  (2)
                                                                  PLUS: PROCEEDS ON
                                                                  EXERCISE OF OPTIONS        0.4           0.4           0.4
                                                                  (3)                    --------      --------      --------
                                                                  MEDIAN -- EQUITY          27.7          33.1          53.4
                                                                  VALUE
                                                                  MEDIAN -- EQUITY       $  6.25      $   7.48      $  12.05
                                                                  VALUE PER SHARE (4)


NOTES:

(1) Estimated Uniflex debt outstanding plus other long-term liabilities.

(2) Estimated.

(3) Assumes outstanding options of 128,700 at average exercise price of $3.48 per share

(4) Based on fully-diluted shares outstanding options, of 4.429 million.








                                                   DUNN JOHNSTON & COMPANY, INC.

               ANALYSIS OF COMPARABLE PUBLICLY-TRADED COMPANIES












                                                   DUNN JOHNSTON & COMPANY, INC.

ANALYSIS OF COMPARABLE PUBLICLY-TRADED COMPANIES

The Analysis of Comparable Publicly-Traded Companies compares certain financial and stock market information relating to Uniflex to corresponding data and ratios for a group of similar public companies. Although there are no public companies with operations directly comparable with Uniflex, the following companies were selected as most comparable as they are engaged in the businesses of manufacturing and/or converting plastic film and sheet products:

o AEP Industries Inc. -- Manufactures an extensive line of polyethylene film products and packaging materials including carton and drum liners, bundle film, furniture and mattress covers, shrink film and stretch film for covering and wrapping pallets, textile and carpet wrappers and bags, and sheeting materials. Other products include heavy-duty films, nursery film, embossed films and printed and converted products.

o Applied Extrusion Technologies, Inc. -- A leading developer and manufacturer of specialized plastic films used primarily in consumer product labeling, flexible packaging and health care applications. The Company is the second largest manufacturer of multi-layer oriented polypropylene (OPP) films in North America.

o Atlantis Plastics, Inc. -- A diversified manufacturer of plastic films and components that produces and distributes polyethylene film and molded plastic products. Film products include stretch films, custom film products and institutional products such as aprons, gloves and tablecloths that are converted from polyethylene film.

o Bemis Company, Inc. -- A manufacturer of a broad range of flexible packaging products (including coated and laminated film packaging, multi-wall and consumer size paper bags and polyethylene packaging products) and pressure sensitive materials (including printing products, roll label products and graphic films).

o Liqui-Box Corporation -- A major supplier of flexible bag-in-box packaging, blow molded containers and filling equipment for the bottled water, dairy, processed food and other markets. Plastic packaging products include speciality bags for the soft drink, processed foods, dairy, detergent, wine and other industries.

In addition, we searched for comparable public companies in the promotional products manufacturing industry and were not able to find candidates in the U.S. with characteristics similar to those of Uniflex. The closest comparable company, Norwood Promotional Products, was acquired by an investor group in October 1998. See "Analysis of Comparable Acquisitions".

Uniflex is substantially smaller than the comparable public companies ($40 million in sales as compared with a median of $254 million for the group). Nevertheless, the analysis shows that the Merger Consideration of $7.57 per share translates to multiples that are at or above the median and mean multiples for the publicly traded comparable companies based on most valuation parameters (including EBITDA, Total Assets, Book Value and Earnings per Share).




                                                   DUNN JOHNSTON & COMPANY, INC.

ANALYSIS OF COMPARABLE PUBLICLY-TRADED COMPANIES
--------------------------------------------------------------------------------
OPERATING COMPARISON








                                                                                                       COMPOUND ANNUAL
                                                                                                        GROWTH RATES
                                                  LATEST TWELVE MONTHS                                 CY 1995 TO DATE
                                       -------------------------------------------                  ---------------------
                                                       GROSS     EBITDA     EBIT       NET DEBT/
COMPANY                                  REVENUES     MARGIN     MARGIN    MARGIN   CAPITALIZATION   REVENUES     EBIT
-------------------------------------- ------------ ---------- ---------- -------- ---------------- ---------- ----------
AEP Industries Inc.                      $  701.2       22.4%      10.3%     5.4%         72.1%         42.4%      14.3%
Applied Extrusion Technologies, Inc.        245.3       20.4       15.0      7.7          57.8           1.6      (21.1)
Atlantis Plastics, Inc.                     253.8       17.5       11.6      7.6          66.0          (3.6)      19.9
Bemis Company, Inc.                       1,883.8       23.6       15.6     11.0          33.8           8.0       13.0
Liqui-Box Corporation                       155.1       34.0       23.7     18.1           3.0          (0.3)      13.2
  Mean                                   $  647.9       23.6%      15.2%    10.0%         46.5%          9.6%       7.9%
  Median                                 $  253.8       22.4       15.0      7.7          57.8           1.6       13.2
Uniflex, Inc.                            $   39.7       37.0%      11.9%     9.4%          5.2%          8.0%      11.0%

                                                  DUNN JOHNSTON & COMPANY, INC.

ANALYSIS OF COMPARABLE PUBLICLY-TRADED COMPANIES
--------------------------------------------------------------------------------
VALUATION SUMMARY








                                                                                PRICE/EARNINGS MULTIPLES
                                                                               ---------------------------
                                           RECENT        TOTAL
                                        STOCK PRICE   ENTERPRISE       LTM
COMPANY                                  (2/26/99)       VALUE      REVENUES        CY 1998      CY 1999E
-------------------------------------- ------------- ------------ ------------ ---------------- ----------
AEP Industries Inc.                       $ 19.25     $   509.8    $   701.2         44.8x(1)       13.4x
Applied Extrusion Technologies, Inc.      $  5.66     $   279.3    $   245.3         24.6x(1)        NM
Atlantis Plastics, Inc.                   $  8.88     $   168.6    $   253.8         10.2x           8.9x
Bemis Company, Inc.                       $ 34.06     $ 2,233.7    $ 1,883.8         16.3x          15.3x
Liqui-Box Corporation                     $ 51.13     $   243.4    $   155.1          NA            NA
 Mean                                                 $   687.0    $   647.9         13.2x          12.5x
 Median                                               $   279.3    $   253.8         13.2x          13.4x
 High                                                 $ 2,233.7    $ 1,883.8         16.3x          15.3x
 Low                                                  $   168.6    $   155.1         10.2x           8.9x
Uniflex, Inc. (at Merger Price)           $  7.57     $    35.7    $    39.7         15.8x          15.1x
Uniflex Premium (Discount) to
 Median                                                                              19.0%          13.3%



                                           TOTAL ENTERPRISE VALUE
                                           AS A MULTIPLE OF LTM:
                                       ------------------------------
                                                                       PROJECTED
                                                                        5-YEAR
                                                                       EARNINGS
                                                                        GROWTH      NET DEBT/
COMPANY                                 REVENUES   EBITDA     EBIT       RATE     CAPITALIZATION
-------------------------------------- ---------- -------- ---------- ---------- ---------------
AEP Industries Inc.                        0.73x     7.1x     13.5 x  17.5%            72.1%
Applied Extrusion Technologies, Inc.       1.14x     7.6x     14.7 x  14.3%            57.8%
Atlantis Plastics, Inc.                    0.66x     5.7x      8.7 x  NA               66.0%
Bemis Company, Inc.                        1.19x     7.6x     10.8 x  12.7%            33.8%
Liqui-Box Corporation                      1.57x     6.6x      8.7 x  NA                3.0%
 Mean                                      1.1 x     6.9x     11.3 x  14.8%            57.4%
 Median                                    1.1 x     7.1x     10.8 x  14.3%            61.9%
 High                                      1.6 x     7.6x     14.7 x  17.5%            72.1%
 Low                                       0.7 x     5.7x      8.7 x  12.7%            33.8%
Uniflex, Inc. (at Merger Price)            0.9 x     7.6x      9.5 x  NA                5.2%
Uniflex Premium (Discount) to
 Median                                   -21.1%     7.0%     -11.2%

---------
Note:
(1)   Outlier excluded from calculations.








                                                   DUNN JOHNSTON & COMPANY, INC.

ANALYSIS OF COMPARABLE PUBLICLY-TRADED COMPANIES -- PLASTIC FILM, CONVERTING
AND PACKAGING INDUSTRY
--------------------------------------------------------------------------------
(IN MILLIONS, EXCEPT PER SHARE AMOUNTS)








                                          AEP          APPLIED EXTRUSION      ATLANTIS
                                    INDUSTRIES INC.   TECHNOLOGIES, INC.   PLASTICS, INC.
COMPANY                            ----------------- -------------------- ----------------
Ticker/Exchange                      AEPI/NASDAQ        AETC/NASDAQ          AGH/ASE
Latest Twelve Months Ended            31-Oct-98           30-Sep-98          30-Sep-98
Latest Fiscal Year Ended              31-Oct-98           30-Sep-98          31-Dec-97
Stock Price as of 2/26/1999          $     19.25                5.66         $   8.88
 52 Wk. Low                                14.88                4.88             5.75
 52 Wk. High                               37.50               10.25             9.25
 % Above Low                                29.4%               16.0%            54.3%
 % Off High                                -48.7%              -44.8%            -4.1%
Market Value of Equity ("EV")        $     140.1        $       62.8         $   69.2
Total Debt and Other Liabilities           373.7               218.8            102.3
Less -- Cash                               ( 4.0)             ( 2.3)           (  2.9)
                                     ------------       -------------       -----------
 Total Enterprise Value ("TEV")      $     509.8        $      279.3         $  168.6
                                     ============       =============       ===========
VALUATION MULTIPLES:
----------------------------------
  TEV/Revenues                              0.73x               1.14x            0.66 x
  TEV/EBIT                                  13.5                14.7               8.7
  TEV/EBITDA                                 7.1                 7.6               5.7
  TEV/Total Assets                           0.9                 0.8               1.0
  EV/Book Value                              1.6                 0.6               1.9
PRICE/EARNINGS MULTIPLES:(3)
----------------------------------
  LTM                                       44.8x               33.3x             12.7x
  Projected -- CY 1998                      44.8                24.6              10.2
  Projected -- CY 1999                      13.4                NM                 8.9
EPS GROWTH: (3)
----------------------------------
Estimated 5-Year Growth Rate                17.5%               14.3%              NA
LTM OPERATING RESULTS:
----------------------------------
  Revenues                           $     701.2        $      245.3         $   253.8
  EBIT                                      37.7                19.0              19.3
  EBITDA                                    72.0                36.8              29.4
  Net Income                                 3.2                 1.8               5.5
LTM OPERATING MARGINS:
----------------------------------
  Gross                                     22.4%               20.4%             17.5%
  EBIT                                       5.4                 7.7               7.6
  EBITDA                                    10.3                15.0              11.6
  Net Income                                 0.5                 0.7               2.2
Net Debt/Capitalization                     72.1%               57.8%             66.0%
Current Shares Outstanding                   7.3                11.1               7.8



                                        BEMIS         LIQUI-BOX
                                    COMPANY, INC.    CORPORATION    UNIFLEX, INC. (1)
COMPANY                            --------------- --------------- ------------------
Ticker/Exchange                       BMS/NYSE      LIQB/NASDAQ         UFX/ASE
Latest Twelve Months Ended           30-Sep-98         3-Oct-98       1/31/1999E
Latest Fiscal Year Ended             31-Dec-97         3-Jan-98        31-Jan-98
Stock Price as of 2/26/1999          $   34.06     $      51.13      $      7.57        (Merger Consideration)
 52 Wk. Low                              32.50            37.13             3.63
 52 Wk. High                             46.94            60.00             6.88
 % Above Low                               4.8%            37.7%           108.8%
 % Off High                              -27.4%           -14.8%            10.1%
Market Value of Equity ("EV")        $ 1,815.5      $     240.4        $    33.1
Total Debt and Other Liabilities         441.8              9.3              5.1
Less -- Cash                           (  23.6)          (  6.3)           ( 2.5)
                                     ----------     ------------      ------------
 Total Enterprise Value ("TEV")      $ 2,233.7      $     243.4        $    35.7
                                     ==========     ============      ============
VALUATION MULTIPLES:                                                                  Mean (2)     Median (2)
----------------------------------                                                    ------------ --------------
  TEV/Revenues                            1.19x            1.57x            0.90x     1.06x        1.14x
  TEV/EBIT                                10.8              8.7              9.5      11.3         10.8
  TEV/EBITDA                               7.6              6.6              7.6       6.9          7.1
  TEV/Total Assets                         1.6              2.7              1.5       1.4          1.0
  EV/Book Value                            2.8              3.7              2.1       2.1          1.9
PRICE/EARNINGS MULTIPLES:(3)                                                          Mean (2)     Median (2)
----------------------------------                                                    ------------ --------------
  LTM                                     16.0x            15.0x            15.8x     14.6x        15.0x
  Projected -- CY 1998                    16.3              NA              15.8      13.2         13.2
  Projected -- CY 1999                    15.3              NA              15.1      12.5         13.4
EPS GROWTH: (3)
----------------------------------
Estimated 5-Year Growth Rate              12.7              NA               NA
LTM OPERATING RESULTS:
----------------------------------
  Revenues                           $ 1,883.8      $     155.1        $    39.7
  EBIT                                   207.7             28.1              3.7
  EBITDA                                 294.2             36.8              4.7
  Net Income                             114.2             16.9              2.1
LTM OPERATING MARGINS:                                                                  Mean       Median
----------------------------------                                                    ---          ---
  Gross                                   23.6%            34.0%            37.0%     23.6%        22.4%
  EBIT                                    11.0             18.1              9.4      10.0          7.7
  EBITDA                                  15.6             23.7             11.9      15.2         15.0
  Net Income                               6.1             10.9              5.4       4.1          2.2
Net Debt/Capitalization                   33.8%             3.0%             5.2%
Current Shares Outstanding                53.3              4.7              4.4

---------
(1) Data presented as 1997, 1996, and 1995 are actually for fiscal years 1998, 1997 and 1996, respectively, given the fiscal year end on January 31.

(2)   Mean and medians exclude outliers and exclude UFX data.

(3) Earnings estimates and growth rates for comparables are from Zacks Investment Research. Earnings estimates are average analyst estimates. UFX estimates are management estimates.








                                                   DUNN JOHNSTON & COMPANY, INC.

ANALYSIS OF COMPARABLE PUBLICLY-TRADED COMPANIES -- PLASTIC FILM, CONVERTING
AND PACKAGING INDUSTRY
--------------------------------------------------------------------------------
(IN MILLIONS, EXCEPT PER SHARE AMOUNTS)










                            AEP          APPLIED EXTRUSION      ATLANTIS          BEMIS        LIQUI-BOX
                      INDUSTRIES INC.   TECHNOLOGIES, INC.   PLASTICS, INC.   COMPANY, INC.   CORPORATION   UNIFLEX, INC. (1)
COMPANY              ----------------- -------------------- ---------------- --------------- ------------- ------------------
OPERATING DATA:
--------------------
REVENUES:
------
  LTM                   $  701.2            $  245.3            $ 253.8        $ 1,883.8       $ 155.1          $ 39.7
  1997                     759.1               262.3              256.1          1,877.2         154.1            38.0
  1996                     270.5               234.5              267.1          1,655.4         152.4            34.5
  1995                     242.9               233.9              281.1          1,523.4         156.4            31.5
GROSS PROFIT:
--------------------
  LTM                   $  156.8            $   50.2            $  44.3        $   402.7       $  52.7          $ 14.7
  1997                     159.7                57.2               39.1            396.9          49.6            13.6
  1996                      59.8                52.6               45.7            381.9          47.5            13.1
  1995                      60.4                65.3               41.1            339.9          42.7            11.2
EBIT:
------
  LTM                   $   37.7            $   19.0 (2)        $  19.3        $   207.7       $  28.1          $  3.7
  1997                      39.8                25.3               12.8            193.9          25.0             3.0
  1996                      15.5                25.0               18.4            175.4          24.1             3.4
  1995                      25.2                38.7               11.7            148.3          19.9             2.7
EBITDA:
------
  LTM                   $   72.0            $   36.8 (2)        $  29.4        $   294.2       $  36.8          $  4.7
  1997                      72.5                42.5               22.5            272.7          33.2             4.0
  1996                      28.1                39.0               28.3            241.6          31.9             4.3
  1995                      35.0                51.1               22.4            206.3          27.3             3.6
NET INCOME:
--------------------
  LTM                  $     3.2 (2)        $    1.8 (2)        $   5.5        $   114.2       $  16.9          $  2.1
  1997                       8.6                 1.4                0.4            107.6          15.6             1.5
  1996                       2.6                 6.7                8.1            101.1          14.5             1.9
  1995                      13.7                11.2               NM               85.2          12.1             1.5
EARNINGS PER SHARE:
--------------------
  LTM                   $    0.43(2)        $    0.17(2)        $   0.70       $     2.13      $   3.41         $  0.48
  1997                       1.15                0.13           $   0.04       $     2.00          2.72            0.35
  1996                       0.50                0.61               1.04             1.90          2.41            0.43
  1995                       1.99                1.39              NM                1.63          1.92            0.35

---------
(1) Data presented as 1997, 1996, and 1995 are actually for fiscal years 1998, 1997 and 1996, respectively, given the fiscal year end on January 31.

(2)   Before discontinued operations and extraordinary/special charges.











                                                   DUNN JOHNSTON & COMPANY, INC.

ANALYSIS OF COMPARABLE PUBLICLY-TRADED COMPANIES -- PLASTIC FILM, CONVERTING
AND PACKAGING INDUSTRY
--------------------------------------------------------------------------------
(IN MILLIONS, EXCEPT PER SHARE AMOUNTS)










                            AEP          APPLIED EXTRUSION      ATLANTIS          BEMIS        LIQUI-BOX
                      INDUSTRIES INC.   TECHNOLOGIES, INC.   PLASTICS, INC.   COMPANY, INC.   CORPORATION   UNIFLEX, INC. (1)
COMPANY              ----------------- -------------------- ---------------- --------------- ------------- ------------------
GROWTH RATES:
--------------------
REVENUE:
--------------------
  1997 to LTM               (7.6)%       (6.5)%               (0.9)%                0.4%           0.6%             4.5%
  1996 to 1997             180.6         11.8                 (4.1)                13.4            1.2             10.3
  1995 to 1996              11.4          0.2                 (5.0)                 8.7           (2.6)             9.4
GROSS PROFIT:
--------------------
  1997 to LTM               (1.8)%      (12.4)%               13.3%                 1.5%           6.2%             7.9%
  1996 to 1997             167.2          8.8                (14.4)                 3.9            4.4              4.0
  1995 to 1996             ( 1.0)       (19.4)                11.3                 12.4           11.4             17.0
EBIT:
--------------------
  1997 to LTM               (5.3)%      (24.9)%               50.6%                 7.1%          12.2%            25.0%
  1996 to 1997             156.1          1.1                (30.2)                10.5            3.9            (11.6)
  1995 to 1996             (38.4)       (35.3)                56.7                 18.3           20.7             24.0
EBITDA:
--------------------
  1997 to LTM               (0.6)%      (13.6)%               30.6%                 7.9%          10.7%            19.1%
  1996 to 1997             158.1          9.0                (20.5)                12.9            4.2             (8.0)
  1995 to 1996             (19.9)       (23.6)                26.3                 17.1           16.7             20.0
NET INCOME:
--------------------
  1997 to LTM              (63.0)%       28.9%             1,276.8%                 6.1%           8.3%            42.4%
  1996 to 1997             235.7        (79.1)               (95.0)                 6.4            7.8            (22.0)
  1995 to 1996             (81.3)       (40.6)                  NM                 18.7           20.1             31.4
EARNINGS PER SHARE:
--------------------
  1997 to LTM              (62.6)%     30.8 %              1,650.0%                 6.5%          25.4%            37.1%
  1996 to 1997             130.0        (78.7)               (96.2)                 5.3           12.9            (18.6)
  1995 to 1996             (74.9)       (56.1)                  NM                 16.6           25.5             22.9

---------
(1) Data presented as 1997, 1996, and 1995 are actually for fiscal years 1998, 1997 and 1996, respectively, given the fiscal year end on January 31.





                                                   DUNN JOHNSTON & COMPANY, INC.

ANALYSIS OF COMPARABLE PUBLICLY-TRADED COMPANIES -- PLASTIC FILM, CONVERTING
AND PACKAGING INDUSTRY
--------------------------------------------------------------------------------
(IN MILLIONS, EXCEPT PER SHARE AMOUNTS)










                                          AEP          APPLIED EXTRUSION
                                    INDUSTRIES INC.   TECHNOLOGIES, INC.
COMPANY                            ----------------- --------------------
MARGIN ANALYSIS:
----------------------------------
GROSS PROFIT:
----------------------------------
     LTM                                  22.4%               20.4%
     1997                                 21.0                21.8
     1996                                 22.1                22.4
     1995                                 24.9                27.9
                                          ----                ----
3-YEAR AVERAGE GROSS MARGIN               22.7%               24.1%
                                          ====                ====
EBIT MARGIN:
----------------------------------
     LTM                                   5.4%                7.7%
     1997                                  5.2                 9.6
     1996                                  5.7                10.7
     1995                                 10.4                16.5
                                          ----                ----
3-YEAR AVERAGE EBIT MARGIN                 7.1%               12.3%
                                          ====                ====
EBITDA MARGIN:
----------------------------------
     LTM                                  10.3%               15.0%
     1997                                  9.5                16.2
     1996                                 10.4                16.6
     1995                                 14.4                21.8
                                          ----                ----
3-YEAR AVERAGE EBITDA MARGIN              11.4%               18.2%
                                          ====                ====
NET INCOME MARGIN:
----------------------------------
     LTM                                   0.5%                0.7%
     1997                                  1.1                 0.5
     1996                                  0.9                 2.8
     1995                                  5.6                 4.8
                                          ----                ----
3-YEAR AVERAGE NET INCOME MARGIN           2.6%                2.7%
                                          ====                ====



                                       ATLANTIS          BEMIS        LIQUI-BOX
                                    PLASTIES, INC.   COMPANY, INC.   CORPORATION   UNIFLEX, INC. (1)
COMPANY                            ---------------- --------------- ------------- ------------------
MARGIN ANALYSIS:
----------------------------------
GROSS PROFIT:
----------------------------------
     LTM                                  17.5%           21.4%          34.0%            37.0%
     1997                                 15.3            21.1           32.2             35.8
     1996                                 17.1            23.1           31.2             38.0
     1995                                 14.6            22.3           27.3             35.5
                                          ----            ----           ----             ----
3-YEAR AVERAGE GROSS MARGIN               15.7%           22.2%          30.2%            36.4%
                                          ====            ====           ====             ====
EBIT MARGIN:
----------------------------------
     LTM                                   7.6%           11.0%          18.1%             9.4%
     1997                                  5.0            10.3           16.2              7.9
     1996                                  6.9            10.6           15.8              9.8
     1995                                  4.2             9.7           12.8              8.7
                                          ----            ----           ----             ----
3-YEAR AVERAGE EBIT MARGIN                 5.4%           10.2%          14.9%             8.8%
                                          ====            ====           ====             ====
EBITDA MARGIN:
----------------------------------
     LTM                                  11.6%           15.6%          23.7%            11.9%
     1997                                  8.8            14.5           21.5             10.4
     1996                                 10.6            14.6           20.9             12.5
     1995                                  8.0            13.5           17.5             11.4
                                          ----            ----           ----             ----
3-YEAR AVERAGE EBITDA MARGIN               9.1%           14.2%          20.0%            11.4%
                                          ====            ====           ====             ====
NET INCOME MARGIN:
----------------------------------
     LTM                                   2.2%            6.1%          10.9%             5.4%
     1997                                  0.2             5.7           10.2              3.9
     1996                                  3.0             6.1            9.5              5.6
     1995                                NMF               5.6            7.7              4.6
                                         -----            ----           ----             ----
3-YEAR AVERAGE NET INCOME MARGIN           1.6%            5.8%           9.1%             4.7%
                                         =====            ====           ====             ====

---------
(1) Data presented as 1997, 1996, and 1995 are actually for fiscal years 1998, 1997 and 1996, respectively, given the fiscal year end on January 31.








                                                   DUNN JOHNSTON & COMPANY, INC.

ANALYSIS OF COMPARABLE PUBLICLY-TRADED COMPANIES -- PLASTIC FILM, CONVERTING
AND PACKAGING INDUSTRY
--------------------------------------------------------------------------------
(IN MILLIONS, EXCEPT PER SHARE AMOUNTS)










                                      AEP          APPLIED EXTRUSION
                                INDUSTRIES INC.   TECHNOLOGIES, INC.
COMPANY                        ----------------- --------------------
CAPITALIZATION:
------------------------------
 Short-Term Debt                    $  31.0            $   0.0
 Long-Term Debt                       301.8              185.5
 Other Long-term Liabilities           40.9               33.3
 Preferred Stock                        0.0                0.0
 Shareholders' Equity                  86.3              100.4
 Less: Cash & Cash
  Equivalents                        (  4.0)            (  2.3)
                                    -------            -------
TOTAL CAPITALIZATION                $ 456.0            $ 316.9
                                    =======            =======



                                   ATLANTIS          BEMIS        LIQUI-BOX
                                PLASTICS, INC.   COMPANY, INC.   CORPORATION   UNIFLEX, INC. (1)
COMPANY                        ---------------- --------------- ------------- ------------------
CAPITALIZATION:
------------------------------
 Short-Term Debt                   $   8.2        $     6.6        $  8.3           $  1.0
 Long-Term Debt                       84.5            379.5           0.0              2.5
 Other Long-term Liabilities           9.6             55.7           1.0              1.6
 Preferred Stock                       0.0              0.0           0.0              0.0
 Shareholders' Equity                 36.7            654.7          64.4             15.8
 Less: Cash & Cash
  Equivalents                       (  2.9)        (   23.6)        ( 6.3)           ( 2.5)
                                   -------        ---------        ------           ------
TOTAL CAPITALIZATION               $ 136.1        $ 1,072.9        $ 67.4           $ 18.4
                                   =======        =========        ======           ======

                                                  DUNN JOHNSTON & COMPANY, INC.

ANALYSIS OF COMPARABLE PUBLICLY-TRADED COMPANIES
--------------------------------------------------------------------------------
($ IN MILLIONS)



IMPLIED UNIFLEX VALUATION:




                                                                                      IMPLIED UNIFLEX TOTAL ENTERPRISE
                                                        COMPARABLE COMPANY MULTIPLES               VALUE
                                                       ------------------------------ --------------------------------
                                             ESTIMATED
                 VALUATION                    UNIFLEX
                 PARAMETER                     DATA       LOW     MEDIAN      HIGH        LOW      MEDIAN      HIGH
------------------------------------------- ---------- --------- -------- ----------- ---------- ---------- ----------
LTM Ended 1/31/99 Sales                      $  39.7       0.7x     1.1x       1.6x    $ 26.4     $ 45.2     $ 62.3
LTM Ended 1/31/99 EBITDA                         4.7       5.7x     7.1x       7.6x      27.0       33.3       35.8
LTM Ended 1/31/99 EBIT                           3.7       8.7x    10.8x      13.5x*     32.4       40.2       50.5
 Book Value (1/31/99)                           15.8       0.6x     1.9x       3.7x      12.5       32.5       61.7
 CY 1999 Net Income                              2.2       8.9x    13.4x      15.3x      21.7       31.6       35.9
  Median -- Total Enterprise Value                                                       26.4       33.3       50.5
                                                                                       ======     ======     ======
  Less: Outstanding Liabilities (1)                                                       -5.1       -5.1       -5.1
  Plus: Excess Cash (2)                                                                   2.5        2.5        2.5
  Plus: Proceeds on Exercise of Options (3)                                               0.4        0.4        0.4
                                                                                       -------    -------    -------
  Median -- Equity Value                                                                 24.2       31.2       48.3
                                                                                       =======    =======    =======
  Median -- Equity Value per Share (4)                                                 $  5.47    $  7.04    $ 10.91
                                                                                       =======    =======    =======

---------
*     Excludes outlier.

Notes:

(1)   Estimated Uniflex debt outstanding plus other long-term liabilities.

(2)   Estimated.

(3) Assumes outstanding options of 128,700 at average exercise price of $3.48 per share.

(4) Based on fully-diluted shares outstanding, including outstanding options, of 4.429 million.








                                                   DUNN JOHNSTON & COMPANY, INC.

                         DISCOUNTED CASH FLOW ANALYSIS

DISCOUNTED CASH FLOW ANALYSIS
--------------------------------------------------------------------------------

The discounted cash flow analysis is used to calculate a range of values per share for Uniflex based on a) the net present value of free cash flows for the Company in the years FY 2000 through FY2004; and b) a terminal value at the end of FY 2004 based on either i) a multiple of Revenue, EBITDA or EBIT; or ii) the net present value of free cash flows growing at a perpetual rate subsequent to FY 2004.

Assumptions underlying the analysis include the following:

a) Management forecasts for the Company as presented in TAB 2.

b) Terminal value multiples at the end of FY 2004 of 0.6x to 0.9x Revenues, 5.0x to 6.5x EBITDA and 6.5x to 8.0x EBIT.

c) Under the perpetual growth methodology, perpetual growth rates of free cash flow beyond FY 2004 of between 4% and 7%.

d) A weighted average cost of capital (discount rate) for the Company of 13% to 16% (based on an analysis of the cost of capital for the Company and its plastics industry peers).

The discounted cash flow analysis produces a range of values for the Company between $4.79 and $9.31 per share and mean and medians of $7.10 per share and $7.15 per share, respectively. The Merger Consideration of $7.57 falls within such range and is significantly higher than the mean and median values.

DISCOUNTED CASH FLOW ANALYSIS
--------------------------------------------------------------------------------
($ in thousands, except per share data)



   Project/Company Name                          UFX
     (All Caps)


   Assumed Tax Rate            40.0%


   DISCOUNT RATE ASSUMPTIONS:
   --------------------------

       Low                     13.0%                  16.0%
       Increments               1.0%


   TERMINAL VALUE ASSUMPTIONS
   --------------------------

   Exit Multiples:
   ---------------
        Revenues                                RESULTING RANGE
          Low                  0.6x       0.7x       0.8x        0.9x
          Increments           0.1

        EBITDA
          Low                  5.0x       5.5x       6.0x        6.5x
          Increments           0.5

        EBIT
          Low                  6.5x       7.0x       7.5x        8.0x
          Increments           0.5

   Perpetual Growth:
   -----------------
          Low                  4.0%       5.0%       6.0%        7.0%
          Increments           1.0%





   First Projection Year                                   1/31/00


   EQUITY VALUE CALCULATION:
   -------------------------

   Subtract:

                   Total Debt and Other Obligations        $3,467
                   Preferred Equity                        $   --

   Add:
                   Excess Cash                             $2,000

                   Option Calculation:
                       # of Options                         128.7
                       Avg. Ex. Price                      $ 3.48


                   Proceeds from Options                      448
                                                           ------

   Total (Subtract)/Addition to Total Value               $(1,019)

   Current Shares O/S (000)                               4,300.4
                                                          -------

-----------------------

DISCOUNTED CASH FLOW ANALYSIS
--------------------------------------------------------------------------------
($ in thousands, except per share data)



                                                                 HISTORICAL FY ENDING JAN. 31,
                                                     -----------------------------------------------------
                                                         1996         1997         1998          1999
                                                     ------------ ------------ ------------ --------------
Revenues                                               $ 31,510     $ 34,466     $ 37,999     $ 39,722
 Revenue Growth Rate                                         --          9.4%        10.3%         4.5%
Cost of Goods Sold                                       20,323       21,379       24,390       25,043
                                                       --------     --------     --------     --------
Gross Profit                                             11,187       13,087       13,609       14,679
 Gross Profit Margin                                       35.5%        38.0%        35.8%        37.0%
SG&A Expenses                                             8,457        9,703       10,618       10,944
 As % of Revenues                                          26.8%        28.2%        27.9%        27.6%
Other Expense/(Income)                                       --           --           --           (3)
                                                       ---------    --------     --------     --------
 As % of Revenues                                          0.0%         0.0%         0.0%         0.0%
------------------------------------------------------------------------------------------------------
EBIT                                                     2,730        3,384        2,991        3,738
 EBIT Margin                                               8.7%         9.8%         7.9%         9.4%
------------------------------------------------------------------------------------------------------
Income Tax Expense                                                                              1,495
                                                                                              -------
 Income Tax Rate                                                                                 40.0%
Operating Profit After Taxes                                                                    2,243
Adjustments:
Depreciation & Amortization                                                                       971
Capital Expenditures                                                                            1,114)
(Increase)/Decrease in Working Capital                                                            263
(Increase)/Decrease in Other LT Assets/Liabilities                                                 --
                                                                                              -------
------------------------------------------------------------------------------------------------------
Unlevered Free Cash Flow                                                                     $  2,362
 Year-to-Year Growth Rate
------------------------------------------------------------------------------------------------------
Note:
Depreciation & Amortization                           $    853     $    916     $    964     $    971
EBITDA                                                $  3,583     $  4,300     $  3,955     $  4,709
 EBITDA Margin                                            11.4%        12.5%        10.4%        11.9%



                                                                  PROJECTED FISCAL YEARS ENDING JAN. 31,
                                                     ----------------------------------------------------------------
                                                         2000         2001         2002         2003         2004
                                                     ------------ ------------ ------------ ------------ ------------
Revenues                                               $ 44,406     $ 49,304     $ 54,752     $ 60,814     $ 67,561
 Revenue Growth Rate                                       11.8%        11.0%        11.0%        11.1%        11.1%
Cost of Goods Sold                                       28,661       32,069       35,613       39,555       43,944
                                                       --------     --------     --------     --------     --------
Gross Profit                                             15,745       7,1235       19,140       21,259       23,617
 Gross Profit Margin                                       35.5%        35.0%        35.0%        35.0%        35.0%
SG&A Expenses                                            11,853       12,914       14,067       15,320       16,682
 As % of Revenues                                          26.7%        26.2%        25.7%        25.2%        24.7%
Other Expense/(Income)                                      --           --           --           --           --
                                                       ---------    --------     --------     --------     --------
 As % of Revenues                                           0.0%         0.0%         0.0%         0.0%         0.0%
-------------------------------------------------------------------------------------------------------------------
EBIT                                                      3,892        4,321        5,073        5,938        6,935
 EBIT Margin                                                8.8%         8.8%         9.3%         9.8%        10.3%
-------------------------------------------------------------------------------------------------------------------
Income Tax Expense                                        1,557        1,729        2,029        2,375        2,774
                                                       ---------    --------     --------     --------     --------
 Income Tax Rate                                           40.0%        40.0%        40.0%        40.0%        40.0%
Operating Profit After Taxes                              2,335        2,593        3,044        3,563        4,161
Adjustments:
Depreciation & Amortization                                 888          986        1,095        1,216        1,351
Capital Expenditures                                       (888)        (986)      (1,095)      (1,216)      (1,351)
(Increase) Decrease in Working Capital                     (609)        (588)        (599)        (606)        (675)
(Increase)/Decrease in Other LT Assets/Liabilities           --           --           --           --           --
                                                       ---------    --------     --------     --------     --------
-------------------------------------------------------------------------------------------------------------------
Unlevered Free Cash Flow                               $  1,726     $  2,005     $  2,444     $  2,957     $  3,486
 Year-to-Year Growth Rate                                 (26.9)%       16.1%        21.9%        21.0%        17.9%
-------------------------------------------------------------------------------------------------------------------
Note:
Depreciation & Amortization                            $    888     $    986     $  1,095     $  1,216     $  1,351

EBITDA                                                 $  4,780     $  5,307     $  6,168     $  71,54     $  8,286
 EBITDA Margin                                             10.8%        10.8%        11.3%        11.8%        12.3%

DISCOUNTED CASH FLOW ANALYSIS


($ in thousands, except per share data)




                                                           HISTORICAL FY ENDING JAN. 31,
                                                  ------------------------------------------------
                                                      1996         1997        1998        1999
                                                  ------------ ----------- ----------- -----------
Analysis of Working Capital:
Accounts Receivable                                $    3,365    $ 4,085    $  4,577     $ 4,480
 Days Receivable                                           39         43          44          41
Inventories                                        $    2,700    $ 3,619    $  4,555     $ 4,628
 Inventory Turns                                         15.1        6.8         6.0         5.5
Other Current Assets                               $    1,776    $ 1,136    $  1,093     $ 1,089
                                                   ----------    -------    --------     -------
 As % of Revenues                                         5.6%       3.3%        2.9%        2.7%
Total Current Assets                               $    7,841    $ 8,840    $ 10,225     $10,197
                                                   ==========    =======    ========     =======
Accounts Payable                                   $    1,234    $ 1,351    $  1,577     $ 1,498
 Days Payable                                              11         22          22          22
Accrued Expenses                                   $      952    $   999    $    998     $ 1,312
 As % of Revenues                                         3.0%       2.9%        2.6%        3.3%
Other Current Liabilities                          $       --    $    --    $     --     $    --
                                                   ----------    -------    --------     -------
 As % of Revenues                                         0.0%       0.0%        0.0%        0.0%
Total Current Liabilities                          $    2,186    $ 2,350    $  2,575     $ 2,810
                                                   ==========    =======    ========     =======
Non-Cash Working Capital                           $    5,655    $ 6,490    $  7,650     $ 7,387
 As % of Revenues                                        17.9%      18.8%       20.1%       18.6%
(Increase)/Decrease in Non-Cash Working Capital                  $  (835)   $ (1,160)    $   263
Analysis of Other Cash Flow Items:
Depreciation and Amortization (pre-acquisition)         853.0    $   916    $    964     $   971
 As % of Revenues                                         2.7%       2.7%        2.5%        2.4%
Capital Expenditures                                  1,193.0    $ 1,174    $  1,610     $ 1,114
 As % of Revenues                                         3.8%       3.4%        4.2%        2.8%



                                                            PROJECTED FISCAL YEARS ENDING JAN. 31,
                                                  -----------------------------------------------------------
                                                      2000        2001        2002        2003        2004
                                                  ----------- ----------- ----------- ----------- -----------
Analysis of Working Capital:
Accounts Receivable                                 $ 5,045     $ 5,632     $ 6,231     $ 6,859     $ 7,580
 Days Receivable                                         41          42          42          41          41
Inventories                                         $ 4,814     $ 4,952     $ 5,091     $ 5,211     $ 5,322
 Inventory Turns                                        6.1         6.6         7.1         7.7         8.3
Other Current Assets                                $ 1,179     $ 1,266     $ 1,354     $ 1,443     $ 1,543
                                                    -------     -------     -------     -------     -------
 As % of Revenues                                       2.7%        2.6%        2.5%        2.4%        2.3%
Total Current Assets                                $11,038     $11,849     $12,676     $13,513     $14,444
                                                    =======     =======     =======     =======     =======
Accounts Payable                                    $ 1,621     $ 1,741     $ 1,862     $ 1,985     $ 2,122
 Days Payable                                            20          19          18          18          17
Accrued Expenses                                    $ 1,420     $ 1,525     $ 1,631     $ 1,739     $ 1,858
 As % of Revenues                                       3.2%        3.1%        3.0%        2.9%        2.8%
Other Current Liabilities                           $    --     $    --     $    --     $    --     $    --
                                                    -------     -------     -------     -------     -------
 As % of Revenues                                       0.0%        0.0%        0.0%        0.0%        0.0%
Total Current Liabilities                           $ 3,042     $ 3,265     $ 3,493     $ 3,724     $ 3,980
                                                    =======     =======     =======     =======     =======
Non-Cash Working Capital                            $ 7,996     $ 8,584     $ 9,183     $ 9,789     $10,464
 As % of Revenues                                      18.0%       17.4%       16.8%       16.1%       15.5%
(Increase)/Decrease in Non-Cash Working Capital     $  (609)    $  (588)    $  (599)    $  (606)    $  (675)
Analysis of Other Cash Flow Items:
Depreciation and Amortization (pre-acquisition)     $   888     $   986     $ 1,095     $ 1,216     $ 1,351
 As % of Revenues                                       2.0%        2.0%        2.0%        2.0%        2.0%
Capital Expenditures                                $   888     $   986     $ 1,095     $ 1,216     $ 1,351
 As % of Revenues                                       2.0%        2.0%        2.0%        2.0%        2.0%

                             DCF VALUATION SUMMARY


DISCOUNTED CASH FLOW ANALYSIS
------------------------------------------------------------------------------
($ in thousands, except per share data)



                      FULLY-DILUTED PRICE PER SHARE
           ---------------------------------------------------
                          REVENUE EXIT MULTIPLE
DISCOUNT  ---------------------------------------------------
  RATE          0.60X       0.70X         0.80X        0.90X
---------- ------------- ------------- ------------ ----------
13.0%         $ 6.66        $ 7.48        $ 8.31       $ 9.14
14.0%         $ 6.39        $ 7.18        $ 7.97       $ 8.77
15.0%         $ 6.14        $ 6.90        $ 7.65       $ 8.41
16.0%         $ 5.90        $ 6.62        $ 7.35       $ 8.08


                      FULLY-DILUTED PRICE PER SHARE
           ---------------------------------------------------
                            EBIT EXIT MULTIPLE
DISCOUNT   ------------- ------------ ------------- ----------
  RATE         6.50X       7.00X         7.50X        8.00X
---------  ------------ ------------- ------------ -----------
13.0%         $ 7.21        $ 7.64        $ 8.06       $ 8.49
14.0%         $ 6.92        $ 7.33        $ 7.74       $ 8.14
15.0%         $ 6.65        $ 7.04        $ 7.43       $ 7.81
16.0%         $ 6.38        $ 6.76        $ 7.13       $ 7.50


                      FULLY-DILUTED PRICE PER SHARE
           ---------------------------------------------------
                           EBITDA EXIT MULTIPLE
DISCOUNT   ---------------------------------------------------
  RATE        5.0X          5.5X          6.0X        6.5X
---------- ------------- ------------- ------------- --------
13.0%         $ 6.77        $ 7.27        $ 7.78       $ 8.29
14.0%         $ 6.49        $ 6.98        $ 7.47       $ 7.95
15.0%         $ 6.24        $ 6.70        $ 7.17       $ 7.63
16.0%         $ 5.99        $ 6.44        $ 6.88       $ 7.33


                      FULLY-DILUTED PRICE PER SHARE
           ---------------------------------------------------
                          PERPETUAL GROWTH RATE
DISCOUNT   ------------- ------------- ------------- ---------
  RATE         4.0%         5.0%          6.0%        7.0%
---------  ------------- ------------- ------------- ---------
13.0%         $ 6.63        $ 7.30        $ 8.16       $ 9.31
14.0%         $ 5.89        $ 6.41        $ 7.05       $ 7.89
15.0%         $ 5.29        $ 5.70        $ 6.20       $ 6.82
16.0%         $ 4.79        $ 5.12        $ 5.51       $ 5.99

         MEDIAN = $7.15
         MEAN   = $7.10


(1) Assumes net long-term liabilities outstanding of $1.0 million (including option exercise proceeds) divided by 4.3 million shares outstanding plus
    0.13 million shares from the exercise of options.

          DCF VALUATION SUMMARY -- REVENUE EXIT MULTIPLE METHODOLOGY


DISCOUNTED CASH FLOW ANALYSIS
------------------------------------------------------------------------------
($ in thousands, except per share data)



                          TOTAL ENTERPRISE VALUE
           ----------------------------------------------------
                           REVENUE EXIT MULTIPLE
DISCOUNT   ----------------------------------------------------
 RATE          0.60X        0.70X        0.80X         0.90X
---------- ------------ ------------ ------------- ------------
13.0%      $ 30,499.2   $ 34,166.1   $ 37,833.1    $  41,500.0
14.0%        29,321.6     32,830.5     36,339.5       39,848.4
15.0%        28,202.0     31,561.0     34,920.0       38,279.0
16.0%        27,137.0     30,353.7     33,570.4       36,787.0


                        EQUITY VALUE PER SHARE(2)
           ---------------------------------------------------
                          REVENUE EXIT MULTIPLE
DISCOUNT   ---------------------------------------------------
 RATE          0.60X        0.70X         0.80X        0.90X
---------  ------------ ----------- ------------- ------------
13.0%         $ 6.75        $ 7.60        $ 8.46       $ 9.31
14.0%         $ 6.48        $ 7.29        $ 8.11       $ 8.93
15.0%         $ 6.22        $ 7.00        $ 7.78       $ 8.56
16.0%         $ 5.97        $ 6.72        $ 7.47       $ 8.21


                    PERCENT OF TOTAL ENTERPRISE VALUE
                      ATTRIBUTABLE TO TERMINAL VALUE
           ----------------------------------------------------
                          REVENUE EXIT MULTIPLE
DISCOUNT   ----------------------------------------------------
 RATE            0.60X      0.70X         0.80X        0.90X
---------  -------------- ---------- ------------ -------------
13.0%           72.1%         75.1%         77.5%        79.5%
14.0%           71.8%         74.8%         77.2%        79.3%
15.0%           71.5%         74.5%         77.0%        79.0%
16.0%           71.1%         74.2%         76.7%        78.7%


                              EQUITY VALUE(1)
           ----------------------------------------------------
                           REVENUE EXIT MULTIPLE
DISCOUNT   ----------------------------------------------------
 RATE           0.60X      0.70X        0.80X         0.90X
--------   -------------- ----------- ----------- -------------
13.0%      $ 29,032.2   $ 32,699.1   $ 36,366.1    $  40,033.0
14.0%        27,854.6     31,363.5     34,872.5       38,381.4
15.0%        26,735.0     30,094.0     33,435.0       36,812.0
16.0%        25,670.0     28,886.7     32,103.4       35,320.0


                      FULLY DILUTED EQUITY VALUE PER
                                 SHARE(3)
           ---------------------------------------------------
                          REVENUE EXIT MULTIPLE
DISCOUNT   ---------------------------------------------------
 RATE          0.60X        0.70X         0.80X        0.90X
---------- ------------- -------------- ------------ ---------
13.0%         $ 6.66        $ 7.48        $ 8.31       $ 9.14
14.0%         $ 6.39        $ 7.18        $ 7.97       $ 8.77
15.0%         $ 6.14        $ 6.90        $ 7.65       $ 8.41
16.0%         $ 5.90        $ 6.62        $ 7.35       $ 8.08


                    IMPLIED FORWARD MULTIPLE ANALYSIS
               --------------------------------------------
  EQUITY VALUE                2000E       2000E     2000E
      PER         TOTAL      REVENUES    EBITDA      EBIT
     SHARE        VALUE     $44,406.0   $4,780.1   $3,892.0
-------------- ------------ ---------  ---------- ---------
$7.10          $ 31,561.0      0.71x       6.6x       8.1x
$7.65          $ 33,912.7      0.76x       7.1x       8.7x
$8.21          $ 36,339.5      0.82x       7.6x       9.3x

------------
(1) Equity value represents Total Enterprise Value less net long-term liabilities of $1.5 million.
(2)   Represents equity value divided by 4.3 million shares outstanding.
(3) Represents Total Enterprise Value less net long-term liabilites of $1.0 million (including option proceeds) divided by 4.3 million shares outstanding plus 0.13 million shares from the exercise of options.

           DCF VALUATION SUMMARY -- EBITDA EXIT MULTIPLE METHODOLOGY


DISCOUNTED CASH FLOW ANALYSIS
------------------------------------------------------------------------------
($ in thousands, except per share data)



                          TOTAL ENTERPRISE VALUE
           -----------------------------------------------------
                           EBITDA EXIT MULTIPLE
DISCOUNT   -----------------------------------------------------
 RATE         5.0X        5.5X         6.0X          6.5X
--------- ----------- ------------- ------------ --------------
13.0%      $ 30,984.3   $ 33,233.0   $ 35,481.7    $  37,730.3
14.0%        29,785.8     31,937.6     34,089.4       36,241.1
15.0%        28,646.4     30,706.2     32,766.0       34,825.9
16.0%        27,562.6     29,535.1     31,507.7       33,480.2


                        EQUITY VALUE PER SHARE(2)
           ----------------------------------------------------
                           EBITDA EXIT MULTIPLE
DISCOUNT   ----------------------------------------------------
 RATE           5.0X          5.5X          6.0X        6.5X
---------- ------------- ------------- ------------- ----------
13.0%         $ 6.86        $ 7.39        $ 7.91       $ 8.43
14.0%         $ 6.59        $ 7.09        $ 7.59       $ 8.09
15.0%         $ 6.32        $ 6.80        $ 7.28       $ 7.76
16.0%         $ 6.07        $ 6.53        $ 6.99       $ 7.44


                    PERCENT OF TOTAL ENTERPRISE VALUE
                      ATTRIBUTABLE TO TERMINAL VALUE
           ----------------------------------------------------
                           EBITDA EXIT MULTIPLE
DISCOUNT   ----------------------------------------------------
 RATE            5.0X         5.5X          6.0X        6.5X
---------- -------------- ------------ ------------- ----------
13.0%           72.6%         74.4%         76.1%        77.5%
14.0%           72.2%         74.1%         75.7%        77.2%
15.0%           71.9%         73.8%         75.4%        76.9%
16.0%           71.6%         73.5%         75.1%        76.6%


                              EQUITY VALUE(1)
           -----------------------------------------------------
                           EBITDA EXIT MULTIPLE
DISCOUNT   -----------------------------------------------------
 RATE           5.0X       5.5X         6.0X          6.5X
---------- ------------ ------------ ------------- -------------
13.0%      $ 29,517.3   $ 31,766.0   $ 34,014.7    $  36,263.3
14.0%        28,318.8     30,470.6     32,622.4       34,774.1
15.0%        27,179.4     29,239.2     31,299.0       33,358.9
16.0%        26,095.6     28,068.1     30,040.7       32,013.2


                      FULLY DILUTED EQUITY VALUE PER
                                 SHARE(3)
           ----------------------------------------------------
                           EBITDA EXIT MULTIPLE
DISCOUNT   ----------------------------------------------------
 RATE          5.0X          5.5X           6.0X        6.5X
----------- ------------ ------------- -------------- ---------
13.0%         $ 6.77        $ 7.27        $ 7.78       $ 8.29
14.0%         $ 6.49        $ 6.98        $ 7.47       $ 7.95
15.0%         $ 6.24        $ 6.70        $ 7.17       $ 7.63
16.0%         $ 5.99        $ 6.44        $ 6.88       $ 7.33


                    IMPLIED FORWARD MULTIPLE ANALYSIS
               --------------------------------------------
 EQUITY VALUE                 2000E       2000E     2000E
      PER         TOTAL      REVENUES    EBITDA      EBIT
     SHARE        VALUE     $44,406.0   $4,780.1   $3,892.0
-------------- ------------ ---------- ---------- ---------
$6.90          $ 30,706.2      0.69x       6.4x       7.9x
$7.29          $ 32,374.8      0.73x       6.8x       8.3x
$7.69          $ 34,089.4      0.77x       7.1x       8.8x

------------
(1) Equity value represents Total Enterprise Value less net long-term liabilities of $1.5 million.
(2)   Represents equity value divided by 4.3 million shares outstanding.
(3) Represents Total Enterprise Value less net long-term liabilites of $1.0 million (including option proceeds) divided by 4.3 million shares outstanding plus 0.13 million shares from the exercise of options.

           DCF VALUATION SUMMARY -- EBIT EXIT MULTIPLE METHODOLOGY


DISCOUNTED CASH FLOW ANALYSIS
------------------------------------------------------------------------------
($ in thousands, except per share data)



                          TOTAL ENTERPRISE VALUE
           ----------------------------------------------------
                            EBIT EXIT MULTIPLE
DISCOUNT   -----------------------------------------------------
 RATE           6.5X       7.0X         7.5X          8.0X
---------- ------------ ------------ ------------ --------------
13.0%      $ 32,963.3   $ 34,845.3   $ 36,727.3    $  38,609.3
14.0%        31,679.5     33,480.4     35,281.3       37,082.2
15.0%        30,459.2     32,183.1     33,907.0       35,631.0
16.0%        29,298.6     30,949.4     32,600.3       34,251.2


                        EQUITY VALUE PER SHARE(2)
           ---------------------------------------------------
                            EBIT EXIT MULTIPLE
DISCOUNT   ----------------------------------------------------
 RATE          6.5X         7.0X          7.5X        8.0X
---------- ------------ -------------- ------------- ----------
13.0%         $ 7.32        $ 7.76        $ 8.20       $ 8.64
14.0%         $ 7.03        $ 7.44        $ 7.86       $ 8.26
15.0%         $ 6.74        $ 7.14        $ 7.54       $ 7.94
16.0%         $ 6.47        $ 6.86        $ 7.24       $ 7.62


                    PERCENT OF TOTAL ENTERPRISE VALUE
                      ATTRIBUTABLE TO TERMINAL VALUE
           ---------------------------------------------------
                            EBIT EXIT MULTIPLE
DISCOUNT   ----------------------------------------------------
 RATE           6.5X        7.0X          7.5X        8.0X
---------- ------------- ------------- ------------- ----------
13.0%           74.2%         75.6%         76.9%        78.0%
14.0%           73.9%         75.3%         76.6%        77.7%
15.0%           73.6%         75.0%         76.3%        77.4%
16.0%           73.3%         74.7%         76.0%        77.1%


                              EQUITY VALUE(1)
           ----------------------------------------------------
                            EBIT EXIT MULTIPLE
DISCOUNT   -----------------------------------------------------
 RATE           6.5X       7.0X         7.5X          8.0X
---------- ------------ ------------  ----------- --------------
13.0%      $ 31,496.3   $ 33,378.3   $ 35,260.3    $  37,142.3
14.0%        30,212.5     32,013.4     33,814.3       35,615.2
15.0%        28,992.2     30,716.1     32,440.0       34,164.0
16.0%        27,831.6     29,482.4     31,133.3       32,784.2


                      FULLY DILUTED EQUITY VALUE PER
                                 SHARE(3)
           ---------------------------------------------------
                            EBIT EXIT MULTIPLE
DISCOUNT   ----------------------------------------------------
 RATE            6.5X        7.0X          7.5X          8.0X
---------- ------------- ------------- ------------- ----------
13.0%         $ 7.21        $ 7.64        $ 8.06       $ 8.49
14.0%         $ 6.92        $ 7.33        $ 7.74       $ 8.14
15.0%         $ 6.65        $ 7.04        $ 7.43       $ 7.81
16.0%         $ 6.38        $ 6.76        $ 7.13       $ 7.50



                    IMPLIED FORWARD MULTIPLE ANALYSIS
               --------------------------------------------
EQUITY VALUE                  2000E       2000E     2000E
  PER            TOTAL       REVENUES    EBITDA      EBIT
 SHARE           VALUE      $44,406.0   $4,780.1   $3,892.0
-----------    ------------ ----------  ---------  ---------
$7.25          $ 32,183.1      0.72x       6.7x       8.3x
$7.60          $ 33,713.0      0.76x       7.1x       8.7x
$7.97          $ 35,281.3      0.79x       7.4x       9.1x

------------
(1) Equity value represents Total Enterprise Value less net long-term liabilities of $1.5 million.
(2)   Represents equity value divided by 4.3 million shares outstanding.
(3) Represents Total Enterprise Value less net long-term liabilites of $1.0 million (including option proceeds) divided by 4.3 million shares outstanding plus 0.13 million shares from the exercise of options.

             DCF VALUATION SUMMARY -- PERPETUAL GROWTH METHODOLOGY


DISCOUNTED CASH FLOW ANALYSIS
------------------------------------------------------------------------------
($ in thousands, except per share data)



                          TOTAL ENTERPRISE VALUE
           ----------------------------------------------------
                           PERPETUAL GROWTH RATE
DISCOUNT   ----------------------------------------------------
  RATE         4.0%        5.0%         6.0%          7.0%
---------- ------------ ------------ ------------- ------------
13.0%      $ 30,362.5   $ 33,332.1   $ 37,150.3    $  42,241.1
14.0%        27,098.6     29,392.0     32,258.8       35,944.7
15.0%        24,435.2     26,247.3     28,462.0       31,230.4
16.0%        22,222.1     23,680.7     25,431.1       27,570.4


                        EQUITY VALUE PER SHARE(2)
           ----------------------------------------------------
                          PERPETUAL GROWTH RATE
DISCOUNT   ----------------------------------------------------
 RATE           4.0%         5.0%          6.0%        7.0%
---------- ------------- ------------- ------------- ----------
13.0%         $ 6.72        $ 7.41        $ 8.30       $ 9.48
14.0%         $ 5.96        $ 6.49        $ 7.16       $ 8.02
15.0%         $ 5.34        $ 5.76        $ 6.28       $ 6.92
16.0%         $ 4.83        $ 5.17        $ 5.57       $ 6.07


                    PERCENT OF TOTAL ENTERPRISE VALUE
                      ATTRIBUTABLE TO TERMINAL VALUE
           ---------------------------------------------------
                          PERPETUAL GROWTH RATE
DISCOUNT   ---------------------------------------------------
  RATE          4.0%         5.0%          6.0%        7.0%
---------- ------------- ------------- ------------- ---------
13.0%           72.0%         74.5%         77.1%        79.9%
14.0%           69.5%         71.9%         74.4%        77.0%
15.0%           67.1%         69.3%         71.7%        74.2%
16.0%           64.7%         66.9%         69.2%        71.6%


                              EQUITY VALUE(1)
           ----------------------------------------------------
                           PERPETUAL GROWTH RATE
DISCOUNT   ----------------------------------------------------
 RATE          4.0%          5.0%         6.0%          7.0%
---------- ------------ ------------ ------------ -------------
13.0%      $ 28,895.5   $ 31,865.1   $ 35,683.3    $  40,774.1
14.0%        25,631.6     27,925.0     30,791.8       34,477.7
15.0%        22,968.2     24,780.3     26,995.0       29,763.4
16.0%        20,755.1     22,213.7     23,964.1       26,103.4


                      FULLY DILUTED EQUITY VALUE PER
                                 SHARE(3)
           ---------------------------------------------------
                          PERPETUAL GROWTH RATE
DISCOUNT   ---------------------------------------------------
 RATE          4.0X          5.0X          6.0X        7.0X
---------  ------------- ------------- ------------ ----------
13.0x         $ 6.63        $ 7.30        $ 8.16       $ 9.31
14.0%         $ 5.89        $ 6.41        $ 7.05       $ 7.89
15.0%         $ 5.29        $ 5.70        $ 6.20       $ 6.82
16.0%         $ 4.79        $ 5.12        $ 5.51       $ 5.99


                    IMPLIED FORWARD MULTIPLE ANALYSIS
               --------------------------------------------
 EQUITY VALUE                 2000E       2000E     2000E
      PER         TOTAL      REVENUES    EBITDA      EBIT
     SHARE        VALUE     $44,406.0   $4,780.1   $3,892.0
-------------- ---------- ------------ ---------- ---------
$5.87          $ 26,247.3      0.59x       5.5x       6.7x
$6.53          $ 25,090.0      0.66x       6.1x       7.5x
$7.26          $ 32,258.8      0.73x       6.7x       8.3x

------------
(1) Equity value represents Total Enterprise Value less net long-term liabilities of $1.5 million.
(2)   Represents equity value divided by 4.3 million shares outstanding.
(3) Represents Total Enterprise Value less net long-term liabilites of $1.0 million (including option proceeds) divided by 4.3 million shares outstanding plus 0.13 million shares from the exercise of options.

                           LEVERAGED BUYOUT ANALYSIS










































                                                   DUNN JOHNSTON & COMPANY, INC.

LEVERAGED BUYOUT ANALYSIS
-------------------------

The leveraged buyout analysis is based on Uniflex management projections for the Company in a leveraged buyout context and capital structure and financing terms available in the leveraged lending market today and consistent with those offered by the Company's lenders.


Assumptions underlying the analysis include a) an equity investment/contribution of $10.75 million; b) subordinated debt financing of $7 million; and c) the balance of the financing in the form of bank debt. The analysis assumes an exit multiple at the end of year five of 5.0 to 6.0x EBITDA, consistent with current valuation levels in the private market for similar companies. Other assumptions are as outlined in the attached analysis.

Based on such assumptions, a new equity or sponsor at the proposed Merger price of $7.57 per share achieves an internal rate of return of between 31.1% and 36.8% per annum. It is our judgment that this range is within the range of returns generally required in the prviate equity market today.







































                                                   DUNN JOHNSTON & COMPANY, INC.

LEVERAGED BUYOUT ANALYSIS - SUMMARY
--------------------------------------------------------------------------------
($ in thousands, except per share data)



                                                      % DEBT REPAID                         ANNUAL
                                                       WITHIN 5 YRS        TERMINAL     RATE OF RETURN
                                  TOTAL DEBT/   -----------------------     EBITDA        TO EQUITY        ORIGINAL
 PURCHASE PRICE       % DEBT        FY 1999        TOTAL       SENIOR      MULTIPLE        INVESTOR         EQUITY
  PER SHARE(1)      FINANCING       EBITDA         DEBT         DEBT         2004           (IRR)         INVESTMENT
----------------   -----------   ------------   ----------   ----------   ----------   ---------------   -----------
$   7.00               75.8%          3.7x          60.9%        83.6%        5.5x           41.4%         $ 8,226
$   7.50               71.2%          3.7x          60.9%        83.6%        5.5x           34.8%         $10,440
$   7.57               70.5%          3.7x          60.9%        83.6%        5.5x           34.1%         $10,750
$   8.00               67.0%          3.7x          60.9%        83.6%        5.5x           29.8%         $12,655

----------
Notes:
(1) Assumes fully-diluted shares and options outstanding totalling approximately 4.43 million.

































                                                   DUNN JOHNSTON & COMPANY, INC.

LEVERAGED BUYOUT ANALYSIS - FINANCING ASSUMPTIONS
--------------------------------------------------------------------------------
($ in 000's)




COMPANY INFORMATION
-------------------
 Company/Project Name (all caps.)
 Scenario Title
 Purchase Price (per share)                                           $     7.57
 Common Shares Outstanding                                   100%      4,300,360
 Existing Shares Retained                                                622,158

CALCULATION OF TOTAL PURCHASE PRICE
-----------------------------------
 Equity Purchase Price (Including Retained Shares)                    $   32,554
                Value of Outst. Options   128,700@      $ 3.4800      $      526
   Total Equity Purchase Price                                        $   33,080
 Less: Excess Cash                                                    $   (2,000)
 Plus: Preferred                                                      $        0
 Plus: Other Liabilities                                              $        0
 Plus: Total Debt Outstanding                                         $    3,467
                                                                      ----------
   Adjusted Purchase Price                                            $   34,547


SOURCES                                    USES
---------------------------                ----------------------------------------
Senior Bank Debt               $18,750     Refinance Existing Debt                       $ 3,467
Other Debt                     $ 7,000     Purchase Equity (Incl Retained Shares)        $33,080
Equity-Existing Investors      $ 4,710     Transaction Expenses                          $ 1,953
New Equity Required            $ 6,040     Other - Excess Cash                          ($ 2,000)
                               -------                                                   -------
 Total Sources                 $36,500      Total Uses                                   $36,500


OTHER ASSUMPTIONS:
--------------------------------------------------
 Refinance Existing Debt (Yes or No)                  Yes
 Interest Rates on New Debt
   Senior                                            7.5%
   Other                                           12.75%
 Dividend Rate - Preferred                           0.0%
 Excess Cash to Repay Debt (Yes or No)                Yes
 Assumed Closing Date                               Jan-99
 Amortization Period - Debt Transaction Expenses       6
 Recapitalization Accounting                          Yes
 Debt Transaction Expenses (@ 1%)                  $ 258
      Tax Deductible                                  Yes

 TERMINAL VALUE CALCULATION
--------------------------------------------------
 Exit Multiple (EBIT or EBITDA)                     EBITDA
 Midpoint of Multiple Range                         5.5 x
 Increment                                          0.5 x

 EQUITY ASSUMPTION:
--------------------------------------------------
 Subordinated Debt                                   5.0%

                                                   DUNN JOHNSTON & COMPANY, INC.

LEVERAGE BUYOUT ANALYSIS
--------------------------------------------------------------------------------
($ in 000's)








                                           TERMINAL EBITDA MULTIPLES
EXIT VALUATION:                    ------------------------------------------
                                       5.0X           5.5X           6.0X
                                   ------------   ------------   ------------
 Year 5 EBITDA                       $ 11,693       $ 11,693       $ 11,693
 Implied Total Value                 $ 58,464       $ 64,311       $ 70,157

 Less: Debt outstanding
 ----------------------
      Senior Bank Debt               $ (3,068)      $ (3,068)      $ (3,068)
      Subordinate Debt               $ (7,000)      $ (7,000)      $ (7,000)
 Less: Preferred Outstanding         $      0       $      0       $      0
 Plus: Excess Cash                   $    511       $    511       $    511
                                     --------       --------       --------
 Implied Equity Value (Year 5)       $ 48,908       $ 54,754       $ 60,601

SUBORDINATED DEBT RETURNS:


                      TERMINAL MULTIPLES
             ------------------------------------
EQUITY %        5.0X         5.5X         6.0X
----------   ----------   ----------   ----------
 5.0%            17.7%        18.2%        18.7%


                                                                 CASH FLOWS
                                  ------------------------------------------------------------------------
RETURNS ANALYSIS                   1/31/1999E     1/31/00     1/30/01     1/31/02     1/31/03     1/31/04        IRR
-------------------------------   ------------   ---------   ---------   ---------   ---------   ---------   ----------
 5.0x Terminal EBITDA Multiple
   Equity-New Investors             ($ 6,040)       $  0        $  0        $  0        $  0      $23,359        31.1%
   Subordinataed Debt               ($ 7,000)       $893        $893        $893        $893      $10,338        17.7%
 5.5x Terminal EBITDA Multiple
   Equity-New Investors             ($ 6,040)       $  0        $  0        $  0        $  0      $26,151        34.1%
   Subordinated Debt                ($ 7,000)       $893        $893        $893        $893      $10,630        18.2%
 6.0x Terminal EBITDA Multiple
   Equity-New Investors             ($ 6,040)       $  0        $  0        $  0        $  0      $28,943        36.8%
   Subordinated Debt                ($ 7,000)       $893        $893        $893        $893      $10,923        18.7%

                                                DUNN JOHNSTON & OMPANY, INC.

LEVERAGED BUYOUT ANALYSIS
-------------------------------------------------------------------------------
($ in 000's)




                                               --------------------------------------------------------------
                                                                    FISCAL YEAR ENDED
                                               --------------------------------------------------------------
                                                  1/31/95      1/31/96     1/31/97     1/31/98    1/31/1999E
                                               ------------- ----------- ----------- ----------- ------------
INCOME STATEMENT DATA
---------------------
 Total Revenues                                   $30,133      $31,510     $34,466    $ 37,999     $39,722
 Cost of Goods Sold                               18,982        20,323      21,379      24,390     25,043
                                                  -------      -------     -------    --------     -------
 Gross Margin                                     11,151        11,187      13,087      13,609     14,679
 Selling, General & Admin.                         8,807         8,457       9,703      10,618     10,944
                                                  -------      -------     -------    --------     -------
 Operating Income                                  2,344         2,730       3,384       2,991      3,735
 Net Interest Expense/(Income)                       410           413         215         444        428
 Amortization of Transaction Expenses
 Other Expense/(Income)                               (9)            0           0         150           (3)
                                                  ---------    -------     -------    --------     ---------
 Pre-Tax Income                                    1,943         2,317       3,169       2,396      3,310
 Income Taxes              40.0%                     777           858       1,252         900      1,180
                                                  --------     -------     -------    --------     --------
 Net Income                                        1,166         1,459       1,917       1,496      2,130

CASH FLOW DATA
--------------
 Decrease (Increase) in Working Capital                           (190)       (835)     (1,160)       263
 Capital Expenditures (Incl. Acquis.)                679         1,193       1,174       1,610      1,114
 Depreciation and Amortiz. (Pre-Recap.)              817           853         916         964        971
 Depreciation and Amortization (Post-Recap.)         817           853         916         964        971

                          [RESTUBBED TABLE CONTINUED FROM ABOVE]

                                                           PROJECTED FOR FISCAL YEAR ENDED (1)(2)                2000-2003
                                               ---------------------------------------------------------------  COMPOUND
                                                  PRO FORMA                                                      GROWTH
                                                   1/31/00       1/30/01     1/31/02     1/31/03     1/31/04      RATE
                                               --------------- ----------- ----------- ----------- ----------- ----------
INCOME STATEMENT DATA
---------------------
 Total Revenues                                  $   44,406      $49,304     $54,752     $60,814     $67,561       11.1%
 Cost of Goods Sold                                  28,198(1)    31,555      35,041      38,921      43,239
                                                 ------------    -------     -------     -------     -------
 Gross Margin                                        16,208       17,750      19,711      21,893      24,322
 Selling, General & Admin.                           10,077(2)    10,942      11,877      12,888      13,980        8.5%
                                                 ------------    -------     -------     -------     -------       ----
 Operating Income                                     6,131        6,808       7,833       9,005      10,342
 Net Interest Expense/(Income)                        2,207        2,055       1,857       1,600       1,276
 Amortization of Transaction Expenses                    43           43          43          43          43
 Other Expense/(Income)                                   0            0           0           0           0
                                                 ------------    -------     -------     -------     -------
 Pre-Tax Income                                       3,881        4,709       5,933       7,362       9,022
 Income Taxes              40.0%                      1,552        1,884       2,373       2,945       3,609
                                                 ------------    -------     -------     -------     -------
 Net Income                                           2,329        2,825       3,560       4,417       5,413

CASH FLOW DATA
--------------
 Decrease (Increase) in Working Capital                (609)        (588)       (599)       (606)       (675)
 Capital Expenditures (Incl. Acquis.)                   888          986       1,095       1,216       1,351
 Depreciation and Amortiz. (Pre-Recap.)                 888          986       1,095       1,216       1,351
 Depreciation and Amortization (Post-Recap.)            931        1,029       1,138       1,259       1,394

                                           ----------------------------------------
                                                         FISCAL YEAR ENDED
                                           ----------------------------------------
                                            1/31/95   1/31/96   1/31/97   1/31/98
                                           --------- --------- --------- ---------
GROWTH AND MARGINS
------------------
 Revenue Growth                                          4.6%      9.4%     10.3%
 COGS/Revenues                                63.0%     64.5%     62.0%     64.2%
 SG&A/Revenues                                29.2%     26.8%     28.2%     27.9%
 Change in Non-Cash Working Cap./Revenues               13.8%     28.2%     32.8%
 Deprec. and Amortization/Revenues             2.7%      2.7%      2.7%      2.5%
 Cap. Exp./Depreciation                       83.1%    139.9%    128.2%    167.0%
 Gross Margin                                 37.0%     35.5%     38.0%     35.8%
 Operating Margin                              7.8%      8.7%      9.8%      7.9%
 Tax Rate                                     40.0%     37.0%     39.5%     37.6%

                          [RESTUBBED TABLE CONTINUED FROM ABOVE]

                                           ------------
                                            FISCAL YEAR                  PROJECTED FOR FISCAL YEAR ENDED
                                               ENDED               ----------------------------------------
                                           ------------  PRO FORMA
                                            1/31/1999E    1/31/00   1/30/01   1/31/02   1/31/03    1/31/04
                                           ------------ ---------- --------- --------- --------- ----------
GROWTH AND MARGINS
 Revenue Growth                                  4.5%       11.8%     11.0%     11.0%     11.1%      11.1%
 COGS/Revenues                                  63.0%       63.5%     64.0%     64.0%     64.0%      64.0%
 SG&A/Revenues                                  27.6%       22.7%     22.2%     21.7%     21.2%      20.7%
 Change in Non-Cash Working Cap./Revenues      (15.3%)      13.0%     12.0%     11.0%     10.0%      10.0%
 Deprec. and Amortization/Revenues               2.4%        2.0%      2.0%      2.0%      2.0%       2.0%
 Cap. Exp./Depreciation                        114.7%      100.0%    100.0%    100.0%    100.0%     100.0%
 Gross Margin                                   37.0%       36.5%     36.0%     36.0%     36.0%      36.0%
 Operating Margin                                9.4%       13.8%     13.8%     14.3%     14.8%      15.3%
 Tax Rate                                       35.7%       40.0%     40.0%     40.0%     40.0%      40.0%

----------
NOTES:
(1)   Reflects estimated savings in factory overhead.
(2) Reflects estimated savings in public company expenses and corporate overhead post transaction.

LEVERAGED BUYOUT ANALYSIS
-------------------------------------------------------------------------------
($ in 000's)




                                              ----------------------------------------------------
                                                              FISCAL YEAR ENDED
                                              ----------------------------------------------------
                                               1/31/95   1/31/96   1/31/97   1/31/98   1/31/1999E
                                              --------- --------- --------- --------- ------------
BALANCE SHEET DATA
------------------
 Cash                                          $   528   $ 1,196   $ 2,115   $ 1,677     $ 2,511
 Accounts Receivable--Net                        4,188     3,365     4,085     4,577       4,480
 Inventories                                     3,081     2,700     3,619     4,555       4,628
 Other Current Assets                            1,011     1,776     1,136     1,093       1,089
 Fixed Assets                                    5,641     6,427     6,787     7,029       7,310
 Other                                             869       818       952     3,254       3,733
                                               -------   -------   -------   -------     -------
Total Assets                                   $15,318   $16,282   $18,694   $22,185     $23,751
 Accounts Payable                                1,659   $ 1,234   $ 1,351   $ 1,577     $ 1,498
 Other Current Liabilities                       1,156       952       999       998       1,312
                                               -------   -------   -------   -------     -------
 Current Liabilities                             2,815     2,186     2,350     2,575       2,810
 Short-term Debt                                   171       152       171     1,023         966
 New Long-term Senior Debt                           0         0         0         0           0
 Other Long Term Debt                            3,847     2,169     1,493     3,956       2,501
                                               -------   -------   -------   -------     -------
 Total Debt                                      4,018     2,321     1,664     4,979       3,467
 Other Long-term Liabilities                     1,200     1,530     1,733     1,799       1,646
 Preferred Stock                                     0         0         0         0           0
 Common Shareholders' Equity                     7,285    10,245    12,946    12,832      15,827
                                               -------   -------   -------   -------     -------
 Total Capitalization                           12,503    14,096    16,343    19,610      20,941
                                               -------   -------   -------   -------     -------
 Total Liabilities and Shareholders' Equity    $15,318   $16,282   $18,693   $22,185     $23,751


                          [RESTUBBED TABLE CONTINUED FROM ABOVE]


                                                PRO FORMA                     PROJECTED                           COMPOUND
                                              ------------ ----------------------------------------------------    GROWTH
                                               1/31/1999E    1/31/00     1/30/01    1/31/02   1/31/03   1/31/04     RATE
                                              ------------ ----------- ----------- --------- --------- --------- ---------
BALANCE SHEET DATA
------------------
 Cash                                           $    511    $    511    $    511    $   511   $   511   $   511
 Accounts Receivable--Net                          4,480       5,045       5,632      6,231     6,859     7,580     11.1%
 Inventories                                       4,628       4,814       4,952      5,091     5,211     5,322      2.8%
 Other Current Assets                              1,089       1,179       1,266      1,354     1,443     1,543
 Fixed Assets                                      7,310       7,310       7,310      7,310     7,310     7,310
 Other                                             3,991       3,948       3,905      3,862     3,819     3,776
                                                --------    --------    --------    -------   -------   -------
Total Assets                                    $ 22,009    $ 22,806    $ 23,575    $24,359   $25,153   $26,042
 Accounts Payable                               $  1,498    $  1,621    $  1,741    $ 1,862   $ 1,985   $ 2,122
 Other Current Liabilities                         1,312       1,420       1,525      1,631     1,739     1,858
                                                --------    --------    --------    -------   -------   -------
 Current Liabilities                               2,810       3,042       3,265      3,493     3,724     3,980      7.2%
 Short-term Debt                                       0           0           0          0         0         0
 New Long-term Senior Debt                        18,750      16,987      14,707     11,703     7,849     3,068
 Other Long Term Debt                              7,000       7,000       7,000      7,000     7,000     7,000
                                                --------    --------    --------    -------   -------   -------
 Total Debt                                       25,750      23,987      21,707     18,703    14,849    10,068
 Other Long-term Liabilities                       1,646       1,646       1,646      1,646     1,646     1,646
 Preferred Stock                                       0           0           0          0         0         0
 Common Shareholders' Equity                      (8,198)     (5,869)     (3,044)       516     4,933    10,346
                                                --------    --------    --------    -------   -------   -------
 Total Capitalization                             19,198      19,764      20,309     20,865    21,429    22,060
                                                --------    --------    --------    -------   -------   -------
 Total Liabilities and Shareholders' Equity     $ 22,008    $ 22,806    $ 23,574    $24,359   $25,152   $26,041

                                                   ADVANCE
                                                    RATE
                                                 ----------
BORROWING BASE CALCULATIONS
---------------------------
 Accounts Receivable                                 80.0%   $2,692    $3,268    $3,662
 Inventories                                         50.0%    1,350     1,810     2,278
 Other Tangible Assets                                0.0%        0         0         0
                                                             ------    ------    ------
 Total Borrowing Base                                        $4,042    $5,078    $5,939

INTEREST EXPENSE
----------------
 Short-term Debt                           7.5%
 Senior Debt                               7.5%
 Subordinated Debt                        12.8%
 Interest Income                           5.0%
 Total Net Interest Expense/(Income)


                          [RESTUBBED TABLE CONTINUED FROM ABOVE]

BORROWING BASE CALCULATIONS
---------------------------
 Accounts Receivable                    $3,584    $3,584    $4,036    $4,505    $4,985    $5,487    $6,064
 Inventories                             2,314     2,314     2,407     2,476     2,545     2,606     2,661
 Other Tangible Assets                       0         0         0         0         0         0         0
                                        ------    ------    ------    ------    ------    ------    ------
   Total Borrowing Base                 $5,898    $5,898    $6,443    $6,981    $7,531    $8,092    $8,725

INTEREST EXPENSE
----------------
 Short-term Debt                                       0         0         0         0         0         0
 Senior Debt                                       1,406     1,340     1,189       990       733       409
 Subordinated Debt                                   893       893       893       893       893       893
 Interest Income                                     (26)      (26)      (26)      (26)      (26)      (26)
                                                  ------    ------    ------    ------    ------    ------
   Total Net Interest Expense/(Income)             2,273     2,207     2,055     1,857     1,600     1,276


                                                          FISCAL YEAR ENDED
                                        ------------------------------------------------------------
                                          1/31/95     1/31/96     1/31/97     1/31/98      1/31/99E
                                        ----------- ----------- ----------- ----------- ------------
SELECTED BALANCE SHEET RATIOS
 Working Capital (Excl. Cash)             $ 5,465     $ 5,655     $ 6,490     $ 7,650     $ 7,387
 Current Ratio (Excl. Cash)                   2.9x        3.6x        3.8x        4.0x        3.6x
 Days Receivable Outstanding                                           39          42          42
 Days Payable                                                          22          22          22
 Inventory Turns                                                      6.8x        6.0x        5.5x
 Total Debt/Capitalization
 Percent of New Senior Debt Paid Down
 Percent of Total Debt Paid Down


                          [RESTUBBED TABLE CONTINUED FROM ABOVE]

                                          PRO FORMA                      PROJECTED
                                        ------------ ------------------------------------------------------------
                                         1/31/1999E    1/31/00     1/30/01     1/31/02     1/31/03      1/31/04
                                        ------------ ----------- ----------- ----------- ----------- ------------
SELECTED BALANCE SHEET RATIOS
-----------------------------
 Working Capital (Excl. Cash)             $  7,387    $  7,996    $  8,584     $ 9,183     $ 9,789     $ 10,464
 Current Ratio (Excl. Cash)                    3.6x        3.6x        3.6x        3.6x        3.6x         3.6x
 Days Receivable Outstanding                    42          39          40          40          39           39
 Days Payable                                   22          20          19          19          18           17
 Inventory Turns                               5.5x        6.0x        6.5x        7.0x        7.6x         8.2x

 Total Debt/Capitalization                   146.7%      121.4%      106.9%       89.6%       69.3%        45.6%
 Percent of New Senior Debt Paid Down                      9.4%       21.6%       37.6%       58.1%        83.6%
 Percent of Total Debt Paid Down                           6.8%       15.7%       27.4%       42.3%        60.9%

LEVERAGED BUYOUT ANALYSIS
-------------------------------------------------------------------------------
($ in 000's)




                                                            PROJECTED FOR FISCAL YEAR ENDED
                                            ---------------------------------------------------------------
CASH FLOW DATA                                1/31/00      1/30/01      1/31/02       1/31/03      1/31/04
-----------------------------------------   ----------   ----------   -----------   ----------   ----------
 Net Income Available for Common              $2,329       $2,825       $ 3,560       $4,417       $5,413
 Depreciation and Amortization                   931        1,029         1,138        1,259        1,394
 Deferred Taxes                                    0            0             0            0            0
 Decrease (Increase) in Working Capital         (609)        (588)         (599)        (606)        (675)
                                              ------       ------       -------       ------       ------
   Cash Flow from Operations                  $2,651       $3,267       $ 4,099       $5,070       $6,133

 Capital Expenditures                            888          986         1,095        1,216        1,351
                                              ------       ------       -------       ------       ------
   Cash Available for Debt Repayment           1,763        2,281         3,004        3,854        4,782
 Debt Repayment
   Short-term Debt                                 0            0             0            0            0
   New Senior Debt                             1,763        2,281         3,004        3,854        4,782
   Other Debt                                      0            0             0            0            0
                                              ------       ------       -------       ------       ------
     Total                                     1,763        2,281         3,004        3,854        4,782

 Beginning Cash Balance                          511          511           511          511          511
 Ending Cash Balance                             511          511           511          511          511


                                                                            PROJECTED
                                              -----------------------------------------------------------
SELECTED RATIOS                                 2000         2001          2002         2003         2004
-----------------------------------------     ------       ------       -------       ------       ------
 Cash Flow from Operations/Total Debt           11.1%        15.0%         21.9%        34.1%          88%
 Free Cash Flow/Total Debt                       7.3%        10.5%         16.1%        26.0%          47%
 Percent of Total Debt Paid Down                 6.8%        15.7%         27.4%        42.3%        60.9%

LEVERAGED BUYOUT ANALYSIS
-------------------------------------------------------------------------------
($ in 000's)




                                                     HISTORICAL                            PRO FORMA (2)
                                 --------------------------------------------------- -------------------------
                                                                                       FY ENDED     FY ENDED
SUMMARY OPERATING DATA (1)          1/31/95      1/31/96      1/31/97      1/31/98      1/31/98    1/31/1999E
-------------------------------- ------------ ------------ ------------ ------------ ------------ ------------
 Revenues                          $ 30,133     $ 31,510     $ 34,466     $ 37,999     $ 37,999     $ 39,722
  % Growth                              0.0%         4.6%         9.4%        10.3%        10.3%         4.5%

 Gross Profit                        11,151       11,187       13,087       13,609       14,009       15,079
  Margin                               37.0%        35.5%        38.0%        35.8%        36.9%        38.0%

 EBITDA                               3,161        3,583        4,300        3,955        6,155        6,906
  Margin                               17.8%        18.4%        18.9%        16.2%        16.2%        17.4%

 EBIT (Before goodwill amort.)        2,353        2,730        3,384        2,840        5,191        5,935
  Margin                               15.1%        15.6%        16.2%        13.7%        13.7%        14.9%

 Net Interest Expense/(Income)
  and Other                             410          413          215          444        2,273        2,273

 Depreciation and Amortization          817          853          916          964          931          931
 Capital Expenditures                   679        1,193        1,174        1,610        1,610        1,114


                          [RESTUBBED TABLE CONTINUED FROM ABOVE]

                                               PROJECTED FOR FISCAL YEAR ENDED (3)
                                 ----------------------------------------------------------------
SUMMARY OPERATING DATA (1)          1/31/00      1/30/01      1/31/02      1/31/03      1/31/04
-------------------------------- ------------ ------------ ------------ ------------ ------------
 Revenues                          $ 44,406     $ 49,304     $ 54,752     $ 60,814     $ 67,561
  % Growth                             11.8%        11.0%        11.0%        11.1%        11.1%

 Gross Profit                        16,208       17,750       19,711       21,893       24,322
  Margin                               36.5%        36.0%        36.0%        36.0%        36.0%

 EBITDA                               7,019        7,794        8,929       10,221       11,693
  Margin                               15.8%        15.8%        16.3%        16.8%        17.3%

 EBIT (Before goodwill amort.)        6,088        6,765        7,791        8,962       10,299
  Margin                               13.7%        13.7%        14.2%        14.7%        15.2%

 Net Interest Expense/(Income)
  and Other                           2,207        2,055        1,857        1,600        1,276

 Depreciation and Amortization          931        1,029        1,138        1,259        1,394
 Capital Expenditures                   888          986        1,095        1,216        1,351

SUMMARY BALANCE SHEET DATA                       HISTORICAL                           1/31/1999E
------------------------------- --------------------------------------------- ----------------------
                                 1/31/95    FORECAST    1/31/97     1/31/98    FORECAST   PRO FORMA
                                --------- ----------- ----------- ----------- ---------- -----------
 Current Assets                  $ 8,808   $   9,037   $ 10,955     $11,902    $ 12,708   $ 10,708
 Working Capital (Excl. Cash)      5,465       5,655      6,490       7,650       7,387      7,387
 Total Assets                     15,318      16,282     18,694      22,185      23,751     22,009
 Total Debt                        4,018       2,321      1,664       4,979       3,467     25,750
 Shareholders' Equity              7,285      10,245     12,946      12,832      15,827     (8,198)

 Borrowing Base(4)                             4,042      5,078       5,939       5,898      5,898
 Total Debt Minus Borrowing
  Base                                        (1,721)    (3,414)       (960)     (2,431)    19,852


                          [RESTUBBED TABLE CONTINUED FROM ABOVE]

SUMMARY BALANCE SHEET DATA                             PROJECTED
------------------------------- ------------------------------------------------------
                                  1/31/00     1/30/01    1/31/02   1/31/03    1/31/04
                                ----------- ----------- --------- --------- ----------
 Current Assets                  $ 11,549    $ 12,360    $13,187   $14,024   $14,956
 Working Capital (Excl. Cash)       7,996       8,584      9,183     9,789    10,464
 Total Assets                      22,806      23,575     24,359    25,153    26,042
 Total Debt                        23,987      21,707     18,703    14,849    10,068
 Shareholders' Equity              (5,869)     (3,044)       516     4,933    10,346

 Borrowing Base(4)                  6,443       6,981      7,531     8,092     8,725
 Total Debt Minus Borrowing
  Base                             17,544      14,726     11,173     6,757     1,343


SELECTED FINANCIAL CURRENT RATIOS:           PRO FORMA   HISTORICAL                PRO FORMA
------------------------------------ --------------------------------------- ----------------------
                                                FISCAL YEAR ENDED
                                     ---------------------------------------
                                      1/31/95   1/31/96   1/31/96   1/31/97   1/31/98   1/31/1999E
                                     --------- --------- --------- --------- --------- ------------
 Senior Debt/EBITDA                                                          3.0x      2.7x
 EBITDA/Net Interest Expense                                                 2.7x      3.0x
 EBIT/Net Interest Expense                                                   2.3x      2.6x
 EBITDA - Capex/Net Interest
  Expense                                                                    2.0x      2.5x
 % Total Debt Repaid
 % Term Debt Repaid(5)


                          [RESTUBBED TABLE CONTINUED FROM ABOVE]

SELECTED FINANCIAL CURRENT RATIOS:           PROJECTED FOR FISCAL YEAR ENDED
------------------------------------ ------------------------------------------------
                                      1/31/00   1/30/01   1/31/02   1/31/03   1/31/04
                                     --------- --------- --------- --------- --------
 Senior Debt/EBITDA                      2.4x      1.9x      1.3x      0.8x     0.3x
 EBITDA/Net Interest Expense             3.2x      3.8x      4.8x      6.4x     9.2x
 EBIT/Net Interest Expense               2.8x      3.3x      4.2x      5.6x     8.1x
 EBITDA - Capex/Net Interest
  Expense                                2.8x      3.3x      4.2x      5.6x     8.1x
 % Total Debt Repaid                     6.8%     15.7%     27.4%     42.3%    60.9%
 % Term Debt Repaid(5)                   9.5%     21.9%     38.1%     58.9%    84.8%

NOTES:
-----
(1)   Before non-operating other expenses (income).
(2) Pro forma for Recapitalization and public company and corporate overhead savings.
(3)   Management estimates.
(4) Assumes borrowing base of 80% of accounts receivable and 50% of inventories.
(5)   Assumes term loan = $18,500.

                             PREMIUMS PAID ANALYSIS






























                                                   DUNN JOHNSTON & COMPANY, INC.

PREMIUMS PAID ANALYSIS
----------------------

The Premiums Paid Analysis involves a review of the premiums paid over trading prices prior to announcement in the acquisition of stock of public companies in change-of-control transactions. This analysis is based on information obtained from securities industry databases. The transactions used in this analysis were selected based on a search using the following criteria: a) target public companies in all SIC codes, excluding Financial and Natural Resources companies; b) a transaction value between $20 million and $50 million; and c) announced and completed between January 1, 1997 and February 8, 1999. The search yielded 45 transactions.


The analysis of these transactions yielded the following information: a) a mean and median transaction value of $34 and $35 million, respectively; b) a mean and median for the acquisition price premium over the closing price of the company's stock one day prior to the announcement of the transaction of 36.4% and 22.5%, respectively; c) a mean and median for the acquisition price premium over the closing price of the company's stock one week prior to the announcement of the transaction of 40.3% and 32.8%, respectively; and d) a mean and median for the acquisition price premium over the closing price of the company's stock four weeks prior to the announcement of the transaction of 47.3% and 37.2%, respectively. This analysis shows further that the Merger Consideration of $7.57 per share translates into premiums over Uniflex trading prices prior to the announcement of the transaction on November 17, 1998 which are above the means and medians for the 45 transactions in the case of each time period cited above.





















                                                   DUNN JOHNSTON & COMPANY, INC.

PREMIUMS PAID ANALYSIS
--------------------------------------------------------------------------------
Announced And Completed Public Acquisition Transactions Between $20 And $50 million, excluding Financial And Natural Resources Companies
(1/1/97 TO 2/8/99)


    DATE        DATE                                  ACQUIROR
 EFFECTIVE   ANNOUNCED        TARGET NAME               NAME
----------- ----------- ---------------------- ----------------------
07/24/97    01/27/97    Cardiometrics Inc      EndoSonics Corp
03/27/97    03/27/97    Strober                Hamilton
                        Organization Inc       Acquisition LLC
08/01/97    05/01/97    Cryenco                Chart Industries Inc
                        Sciences Inc
09/30/97    04/21/97    Imagyn                 UroHealth
                        Medical Inc            Systems Inc
10/28/97    07/02/97    Calnetics Corp         Summa Industries Inc
11/24/97    09/24/97    Allergan Ligand        Ligand
                        Retinoid               Pharmaceuticals Inc
11/25/97    06/24/97    Cable Car              Triarc Cos Inc
                        Beverage
11/26/97    09/29/97    CompuRAD Inc           Lumisys Inc
12/02/97    09/10/97    Tinsley Laboratories   Silicon Valley
                        Inc                    Group Inc
12/12/97    09/24/97    Game                   Travelers Express
                        Financial Corp         Co(Viad)
12/16/97    07/22/97    Box                    TCI Music
                        Worldwide Inc          (Tele-Communi-
                                               cations)
12/18/97    08/14/97    Technology Service     Elcotel
                        Group Inc
01/07/98    10/10/97    Puro Water             United States
                        Group Inc              Filter Corp
02/03/98    09/26/97    Sagebrush Inc          WSMP Inc



                                            OFFERING PRICE PREMIUM
                                             OVER CLOSING PRICE:
                                     ------------------------------------
                                      1 DAY PRIOR     1 WEEK     4 WEEKS
             ENTERPRISE                    TO        PRIOR TO   PRIOR TO
    DATE        VALUE     PRICE PER    ANNOUNCE-    ANNOUNCE-   ANNOUNCE-
 EFFECTIVE     ($MIL)       SHARE      MENT DATE    MENT DATE   MENT DATE
----------- ------------ ----------- ------------- ----------- ----------
07/24/97        37.872    $  7.54         18.3%        13.8%       47.1%
03/27/97        30.937    $  6.00          0.0%         3.2%        2.1%
08/01/97        27.904    $  2.75         69.2%        76.0%       72.5%
09/30/97        34.401    $  6.91        -24.3%       -23.2%      -12.3%
10/28/97        26.363    $  7.35         30.7%        33.6%       25.1%
11/24/97        39.701    $ 21.97         13.0%        11.6%        7.8%
11/25/97        32.644    $  3.57        -11.4%        -3.2%        4.8%
11/26/97        23.321    $  6.21          1.4%         3.5%        1.4%
12/02/97        40.888    $ 22.09         96.4%        96.4%       96.4%
12/12/97        42.633    $ 10.75          4.9%         4.9%        4.9%
12/16/97        36.101    $  1.50         20.0%        54.8%      152.6%
12/18/97        34.485    $  6.56         -4.6%         7.1%       41.8%
01/07/98        30.186    $  7.20         34.0%        47.7%       44.0%
02/03/98        41.395    $  6.59         15.9%        13.4%       21.2%

                                                                                                  OFFERING PRICE PREMIUM
                                                                                                   OVER CLOSING PRICE:
                                                                                           ------------------------------------
                                                                                            1 DAY PRIOR     1 WEEK     4 WEEKS
                                                                   ENTERPRISE                    TO        PRIOR TO   PRIOR TO
    DATE        DATE                               ACQUIROR           VALUE     PRICE PER    ANNOUNCE-    ANNOUNCE-   ANNOUNCE-
 EFFECTIVE   ANNOUNCED       TARGET NAME             NAME            ($MIL)       SHARE      MENT DATE    MENT DATE   MENT DATE
----------- ----------- -------------------- -------------------- ------------ ----------- ------------- ----------- ----------

02/03/98    12/19/97    Symetrics            Tel-Save                 31.514    $ 15.00          NA           36.4%     172.7%
                        Industries Inc       Holdings Inc
02/13/98    12/12/97    Impact               Voith Sulzer             28.467    $  2.75          57.1%        49.2%      44.3%
                        Systems Inc          Paper Technology
02/25/98    01/16/98    Checkmate            International            46.947    $  8.68           4.8%         9.4%      37.5%
                        Electronics Inc      Verifact Inc
03/02/98    01/06/98    DBA Systems Inc      Titan Corp               28.993    $  8.48          38.4%        44.3%      25.6%

03/06/98    06/18/97    Moovies Inc          Video Update             46.178    $  2.39         -59.7%       -52.8%     -52.2%
                                             Inc
03/17/98    12/02/97    Staodyn Inc          Rehabilicare Inc         22.867    $  3.32          47.6%        47.6%      89.7%
04/28/98    09/26/97    Skyline Chili Inc    Investor Group           26.661    $  6.75           0.0%         1.9%       5.9%
05/20/98    12/22/97    Artistic             MDC Commun-              35.618    $  5.70          28.5%        47.1%      52.0%
                        Greetings Inc        ications Corp
05/27/98    02/17/98    Devon Group          Applied Graphics         25.318    $ 60.08          29.2%        32.0%      37.9%
                        Inc                  Technologies
06/19/98    03/10/98    Corcom Inc           Communications           44.470    $ 13.00          33.3%        31.6%      36.8%
                                             Instruments Inc
06/26/98    04/10/98    Dataflex Corp        CompuCom                 46.850    $  4.10           8.4%         9.3%      23.8%
                                             SystemsInc
                                             (Safeguard)
06/29/98    04/22/98    AccelGraphic Inc     Evans &                  41.933    $  5.75          13.6%        22.7%      21.1%
                                             Sutherland Computer
06/30/98    05/07/98    InTime Systems       Aris Corp                39.672    $  8.91          18.8%        15.0%      28.4%
                        International
07/20/98    04/28/98    Hein-Werner          Snap-On Inc              32.296    $ 12.60          52.7%        65.2%      80.0%
                        Corp
07/29/98    04/09/98    Spec's Music         Camelot Music            25.276    $  3.30          30.4%        65.0%      65.0%
                        Inc                  Holdings


                                                                                               OFFERING PRICE PREMIUM
                                                                                                OVER CLOSING PRICE:
                                                                                        ------------------------------------
                                                                                         1 DAY PRIOR     1 WEEK     4 WEEKS
                                                                ENTERPRISE                    TO        PRIOR TO   PRIOR TO
    DATE        DATE                            ACQUIROR           VALUE     PRICE PER    ANNOUNCE-    ANNOUNCE-   ANNOUNCE-
 EFFECTIVE   ANNOUNCED     TARGET NAME            NAME            ($MIL)       SHARE      MENT DATE    MENT DATE   MENT DATE
----------- ----------- ----------------- -------------------- ------------ ----------- ------------- ----------- ----------

08/19/98    03/20/98    Fireplace            DESA                  26.284    $  7.14         NA           NA          NA
                        Manufacturers Inc    International Inc
08/27/98    06/15/98    FTP Software Inc     NetManage Inc         40.798    $  2.28         14.0%        -0.1%     -24.0%
08/31/98    06/16/98    Personnel            Linsalata Capital     37.497    $ 16.00         25.5%        23.1%      23.1%
                        Management Inc       Partners
09/10/98    12/12/97    Timber Lodge         Santa Barbara         30.925    $  8.38         74.1%        74.1%      81.2%
                        Steakhouse Inc       Restuarant
                                             Group
10/01/98    07/20/98    US ServVis Inc       HBO & Co              42.528    $  5.35        151.8%        86.1%     151.8%
10/09/98    07/09/98    American Materials   Cytec Industries      35.050    $  6.00        100.0%       100.0%      81.1%
                        & Techs
10/30/98    09/21/98    Gamma                Immucor Inc           25.310    $  5.40         87.8%       127.4%      23.4%
                        Biologicals Inc
11/06/98    07/27/98    Gull Laboratories    Meridian              23.411    $  2.25        -14.3%       -12.2%     -41.9%
                        (Fresenius)          Diagnostics Inc
11/13/98    09/23/98    Golden Eagle         USFreightways         35.062    $  4.45        223.6%       184.8%     223.6%
                        Group Inc            Corp
11/16/98    05/19/98    GTI Corp             Technitrol Inc        36.727    $  3.10          1.2%        34.1%      -2.7%
                        (Telemetrix PLC)
11/16/98    05/19/98    QuesTech Inc         CACI International    40.114    $ 18.13         25.0%        42.2%      52.7%
                                             Inc
12/08/98    10/22/98    Lab Specialists      Kroll-O'Gara Co       35.716    $  6.31         57.8%        90.5%      57.8%
                        of America Inc
12/11/98    10/12/98    Consilium Inc        Applied Materials     41.319    $  4.30        145.7%       145.7%     145.7%
                                             Inc
12/16/98    08/19/98    Peerless Group       Jack Henry            35.447    $  7.36         51.0%        59.1%      47.2%
                        Inc                  & Associates Inc


12/31/98    10/07/98    Red Brick            Informix Corp         26.470    $  2.61         16.0%        22.8%      12.9%
                        Systems Inc
02/01/99    03/31/98    Fresh Juice          Saratoga Beverage     24.072    $  2.93          6.5%        -2.3%      30.2%
                        Co Inc               Group Inc

Source: Securities Data Corporation




                                    OFFERING PRICE PREMIUM
                                     OVER CLOSING PRICE:
                           ----------------------------------------
                            1 DAY PRIOR       1 WEEK       4 WEEKS
                                 TO          PRIOR TO     PRIOR TO
                             ANNOUNCE-      ANNOUNCE-     ANNOUNCE-
                             MENT DATE      MENT DATE     MENT DATE
                           -------------   -----------   ----------
  Mean .................         36.4%          40.3%        47.3%
  Median ...............         22.5%          32.8%        37.2%
  High .................        223.6%         184.8%       223.6%
  Low ..................        -59.7%         -52.8%       -52.2%

  Uniflex, Inc .........         40.8%          49.5%        55.3%

             ANALYSIS OF HISTORICAL STOCK TRADING LEVELS OF UNIFLEX

























                                                   DUNN JOHNSTON & COMPANY, INC.

ANALYSIS OF HISTORICAL STOCK TRADING LEVELS OF UNIFLEX
--------------------------------------------------------------------------------

                      January 2, 1997 to November 16, 1998

                     Total Trading Volume: 2,008,400 Shares
                     Average Daily:            4,237
                     Median Daily:             2,400


   Closing Share Price
-----------------------
                          Trading    % of Total
  Low        High         Volume       Volume
-------      -----        -------    ----------
$3.50        $3.99         14,700        0.7%
$4.00        $4.49         85,700        4.3%
$4.50        $4.99         49,900        2.5%
$5.00        $5.49        375,600       18.7%
$5.50        $5.99        371,300       18.5%
$6.00        $6.49        493,600       24.6%
$6.50        $6.99        254,600       12.7%
$7.00        $7.49        277,100       13.8%
$7.50        $7.57         32,200        1.6%
$7.58        $7.99         36,000        1.8%
$8.00        $8.49         17,700        0.9%
                        ----------     ------
                        2,008,400      100.0%



                     November 17, 1997 to November 16, 1998

                     Total Trading Volume: 1,144,900 Shares
                     Average Daily:            4,543
                     Median Daily:             2,150


   Closing Share Price
-----------------------
                          Trading    % of Total
  Low        High         Volume       Volume
-------      -----        -------    ----------
$3.50        $3.99         14,700        1.3%
$4.00        $4.49         85,700        7.5%
$4.50        $4.99         49,900        4.4%
$5.00        $5.49        375,600       32.8%
$5.50        $5.99        364,500       31.8%
$6.00        $6.49        252,500       22.1%
$6.50        $6.99          2,000        0.2%
                        ---------      ------
                        1,144,900      100.0%


                                                   DUNN JOHNSTON & COMPANY, INC.

ANALYSIS OF HISTORICAL STOCK TRADING LEVELS OF UNIFLEX
------------------------------------------------------------------------------

                      January 2, 1997 to February 26, 1999

                     Total Trading Volume: 2,469,100 Shares
                     Average Daily:            4,547
                     Median Daily:             2,400


   Closing Share Price
-----------------------
                          Trading    % of Total
  Low        High         Volume       Volume
-------      -----        -------    ----------
$3.50        $3.99         14,700        0.6%
$4.00        $4.49         85,700        3.5%
$4.50        $4.99         49,900        2.0%
$5.00        $5.49        375,600       15.2%
$5.50        $5.99        371,300       15.0%
$6.00        $6.49        815,000       33.0%
$6.50        $6.99        393,900       16.0%
$7.00        $7.49        277,100       11.2%
$7.50        $7.57         32,200        1.3%
$7.58        $7.99         36,000        1.5%
$8.00        $8.49         17,700        0.7%
                        ---------     ------
                        2,469,100      100.0%



                     February 27, 1998 to February 26, 1999

                     Total Trading Volume: 1,404,400 Shares
                     Average Daily:            5,573
                     Median Daily:             2,400


   Closing Share Price
-----------------------
                          Trading    % of Total
  Low        High         Volume       Volume
-------      -----         ------    ----------
$3.50        $3.99         14,700        1.0%
$4.00        $4.49         85,700        6.1%
$4.50        $4.99         49,900        3.6%
$5.00        $5.49        326,900       23.3%
$5.50        $5.99        296,500       21.1%
$6.00        $6.49        491,400       35.0%
$6.50        $6.99        139,300        9.9%
                        ---------      ------
                        1,404,400      100.0%

                                              DUNN JOHNSTON & COMPANY, INC.

    UNIFLEX DAILY CLOSING STOCK PRICE - JANUARY 2, 1997 TO FEBRUARY 26, 1999


Data for chart:

       DATE            VOLUME          CLOSE
--------------------------------------------------
          2-Jan-97            600          $ 7.56
          3-Jan-97          3,800          $ 7.50
          6-Jan-97          8,200          $ 7.31
          7-Jan-97          1,600          $ 7.38
          8-Jan-97            500          $ 7.38
          9-Jan-97          2,400          $ 7.25
         10-Jan-97          2,400          $ 7.13
         13-Jan-97          2,100          $ 7.13
         14-Jan-97          2,400          $ 7.25
         15-Jan-97          9,900          $ 7.50
         16-Jan-97          5,200          $ 7.81
         17-Jan-97          2,000          $ 7.94
         20-Jan-97          4,400          $ 8.00
         21-Jan-97          8,100          $ 7.88
         22-Jan-97          4,100          $ 7.50
         23-Jan-97         15,500          $ 7.25
         24-Jan-97          8,100          $ 7.38
         27-Jan-97          6,200          $ 7.38
         28-Jan-97          2,800          $ 7.50
         29-Jan-97          2,900          $ 7.25
         30-Jan-97          1,100          $ 7.63
         31-Jan-97          2,500          $ 7.75
          3-Feb-97          2,200          $ 8.00
          4-Feb-97          1,300          $ 8.00
          5-Feb-97          6,200          $ 8.13
          6-Feb-97          3,600          $ 8.00
          7-Feb-97          2,500          $ 7.81
         10-Feb-97          2,200          $ 7.88
         11-Feb-97          6,500          $ 7.75
         12-Feb-97          2,900          $ 7.63
         13-Feb-97          5,200          $ 7.25
         14-Feb-97          7,700          $ 7.25
         18-Feb-97          6,100          $ 7.50
         19-Feb-97          3,000          $ 7.69
         20-Feb-97          4,900          $ 7.50
         21-Feb-97          2,200          $ 7.25
         24-Feb-97          6,800          $ 7.00
         25-Feb-97          9,900          $ 6.88
         26-Feb-97          9,700          $ 6.88
         27-Feb-97          3,700          $ 6.94
         28-Feb-97            500          $ 7.00
          3-Mar-97          1,800          $ 7.25
          4-Mar-97          1,100          $ 7.13
          5-Mar-97          3,200          $ 7.19
          6-Mar-97          2,300          $ 7.31
          7-Mar-97          4,100          $ 7.44
         10-Mar-97          1,100          $ 7.38
         11-Mar-97          2,500          $ 7.38
         12-Mar-97            600          $ 7.38
         13-Mar-97          3,900          $ 7.00
         14-Mar-97          3,100          $ 7.00
         17-Mar-97         11,000          $ 6.63
         18-Mar-97         10,900          $ 7.00
         19-Mar-97          3,700          $ 7.25
         20-Mar-97          5,500          $ 7.44
         21-Mar-97          8,000          $ 7.25
         24-Mar-97          2,800          $ 7.38
         25-Mar-97          2,400          $ 7.13
         26-Mar-97          1,200          $ 7.38
         27-Mar-97          3,700          $ 7.25
         31-Mar-97          2,400          $ 7.25
          1-Apr-97          5,000          $ 7.25
          2-Apr-97          4,500          $ 7.38
          3-Apr-97         14,300          $ 7.13
          4-Apr-97            300          $ 7.06
          7-Apr-97          2,400          $ 7.13
          8-Apr-97          2,400          $ 6.75
          9-Apr-97          5,400          $ 7.13
         10-Apr-97          3,100          $ 7.00
         11-Apr-97            800          $ 6.88
         14-Apr-97            900          $ 7.00
         15-Apr-97              -          $ 7.00
         16-Apr-97          1,100          $ 6.88
         17-Apr-97          9,500          $ 6.75
         18-Apr-97            100          $ 6.75
         21-Apr-97          3,400          $ 6.63
         22-Apr-97          1,100          $ 6.63
         23-Apr-97          5,100          $ 6.63
         24-Apr-97          1,500          $ 6.75
         25-Apr-97          2,100          $ 6.75
         28-Apr-97          2,000          $ 6.63
         29-Apr-97          8,100          $ 6.75
         30-Apr-97          3,600          $ 6.63
          1-May-97          1,200          $ 6.63
          2-May-97          2,500          $ 6.69
          5-May-97          6,200          $ 6.63
          6-May-97          6,500          $ 6.56
          7-May-97              -          $ 6.56
          8-May-97          1,200          $ 6.81
          9-May-97          2,300          $ 6.94
         12-May-97              -          $ 6.94
         13-May-97          1,300          $ 6.75
         14-May-97          2,100          $ 6.63
         15-May-97          3,500          $ 6.50
         16-May-97          4,300          $ 6.63
         19-May-97          2,400          $ 6.63
         20-May-97          3,200          $ 6.69
         21-May-97          3,000          $ 6.63
         22-May-97          6,400          $ 6.81
         23-May-97          1,300          $ 6.88
         27-May-97          4,500          $ 6.94
         28-May-97            200          $ 6.88
         29-May-97          1,700          $ 7.00
         30-May-97          1,700          $ 6.94
          2-Jun-97              -          $ 6.94
          3-Jun-97          3,400          $ 6.88
          4-Jun-97            200          $ 6.88
          5-Jun-97          5,400          $ 6.69
          6-Jun-97          9,100          $ 6.75
          9-Jun-97          1,500          $ 6.75
         10-Jun-97          3,500          $ 6.75
         11-Jun-97          3,400          $ 6.50
         12-Jun-97          3,400          $ 6.38
         13-Jun-97         12,100          $ 6.19
         16-Jun-97          2,600          $ 6.13
         17-Jun-97         10,000          $ 6.00
         18-Jun-97          2,100          $ 6.00
         19-Jun-97          5,300          $ 6.38
         20-Jun-97         14,600          $ 6.25
         23-Jun-97          3,200          $ 6.25
         24-Jun-97         14,300          $ 6.25
         25-Jun-97          4,700          $ 6.38
         26-Jun-97          1,400          $ 6.63
         27-Jun-97          1,000          $ 6.63
         30-Jun-97          6,700          $ 6.38
          1-Jul-97          1,500          $ 6.50
          2-Jul-97            100          $ 6.44
          3-Jul-97          2,900          $ 6.25
          7-Jul-97          3,500          $ 6.13
          8-Jul-97         19,900          $ 6.00
          9-Jul-97          5,200          $ 6.00
         10-Jul-97          6,000          $ 6.06
         11-Jul-97          3,400          $ 6.06
         14-Jul-97          6,100          $ 6.31
         15-Jul-97          9,200          $ 6.56
         16-Jul-97          6,400          $ 6.50
         17-Jul-97          4,300          $ 6.63
         18-Jul-97          1,100          $ 6.63
         21-Jul-97            200          $ 6.50
         22-Jul-97         13,900          $ 6.50
         23-Jul-97            700          $ 6.69
         24-Jul-97          1,200          $ 6.69
         25-Jul-97          1,300          $ 6.75
         28-Jul-97          3,800          $ 6.50
         29-Jul-97            100          $ 6.50
         30-Jul-97          6,300          $ 6.25
         31-Jul-97              -          $ 6.25
          1-Aug-97              -          $ 6.25
          4-Aug-97              -          $ 6.25
          5-Aug-97          3,700          $ 6.06
          6-Aug-97          3,000          $ 6.00
          7-Aug-97          6,800          $ 5.81
          8-Aug-97          6,400          $ 6.00
         11-Aug-97          2,100          $ 6.00
         12-Aug-97            600          $ 6.13
         13-Aug-97          1,000          $ 6.13
         14-Aug-97              -          $ 6.13
         15-Aug-97          2,000          $ 6.50
         18-Aug-97          1,600          $ 6.38
         19-Aug-97            600          $ 6.50
         20-Aug-97          1,500          $ 6.38
         21-Aug-97            500          $ 6.25
         22-Aug-97          5,600          $ 6.00
         25-Aug-97          2,500          $ 6.19
         26-Aug-97          4,100          $ 6.38
         27-Aug-97          3,500          $ 6.38
         28-Aug-97            700          $ 6.38
         29-Aug-97          1,500          $ 6.25
          2-Sep-97          3,700          $ 6.13
          3-Sep-97            700          $ 6.25
          4-Sep-97         10,500          $ 6.31
          5-Sep-97          1,600          $ 6.25
          8-Sep-97          2,200          $ 6.13
          9-Sep-97          3,000          $ 6.25
         10-Sep-97          4,300          $ 6.13
         11-Sep-97              -          $ 6.13
         12-Sep-97          4,900          $ 6.13
         15-Sep-97         13,200          $ 6.00
         16-Sep-97            800          $ 6.19
         17-Sep-97          2,400          $ 6.06
         18-Sep-97          1,300          $ 6.06
         19-Sep-97          2,200          $ 6.00
         22-Sep-97          7,600          $ 6.25
         23-Sep-97         10,800          $ 6.50
         24-Sep-97          2,600          $ 6.44
         25-Sep-97         38,900          $ 7.25
         26-Sep-97          7,000          $ 7.44
         29-Sep-97         10,500          $ 7.31
         30-Sep-97          6,900          $ 7.19
          1-Oct-97          5,400          $ 7.00
          2-Oct-97            300          $ 7.00
          3-Oct-97          1,700          $ 7.13
          6-Oct-97          1,500          $ 7.13
          7-Oct-97          2,500          $ 7.13
          8-Oct-97          4,200          $ 7.13
          9-Oct-97          1,400          $ 7.13
         10-Oct-97          2,000          $ 7.13
         13-Oct-97          4,200          $ 7.00
         14-Oct-97          1,200          $ 7.00
         15-Oct-97         16,000          $ 6.63
         16-Oct-97          1,500          $ 6.75
         17-Oct-97            600          $ 6.63
         20-Oct-97          1,400          $ 6.50
         21-Oct-97            500          $ 6.63
         22-Oct-97              -          $ 6.63
         23-Oct-97          2,000          $ 6.88
         24-Oct-97          1,400          $ 6.75
         27-Oct-97          3,800          $ 6.25
         28-Oct-97          4,000          $ 6.25
         29-Oct-97          1,000          $ 6.25
         30-Oct-97          1,000          $ 6.50
         31-Oct-97          7,700          $ 7.00
          3-Nov-97          5,100          $ 7.00
          4-Nov-97            600          $ 6.75
          5-Nov-97          4,100          $ 6.88
          6-Nov-97            200          $ 6.75
          7-Nov-97          1,700          $ 6.63
         10-Nov-97            600          $ 6.38
         11-Nov-97          4,100          $ 6.63
         12-Nov-97          1,700          $ 6.63
         13-Nov-97              -          $ 6.63
         14-Nov-97            900          $ 6.50
         17-Nov-97          2,600          $ 6.38
         18-Nov-97          1,500          $ 6.25
         19-Nov-97          4,600          $ 6.13
         20-Nov-97              -          $ 6.13
         21-Nov-97            700          $ 6.13
         24-Nov-97            100          $ 6.13
         25-Nov-97            300          $ 6.13
         26-Nov-97            300          $ 6.13
         28-Nov-97          2,000          $ 6.25
          1-Dec-97              -          $ 6.25
          2-Dec-97          1,500          $ 6.19
          3-Dec-97          4,300          $ 6.38
          4-Dec-97          1,200          $ 6.56
          5-Dec-97            800          $ 6.50
          8-Dec-97          2,600          $ 6.25
          9-Dec-97            200          $ 6.25
         10-Dec-97            400          $ 6.25
         11-Dec-97          1,000          $ 6.13
         12-Dec-97          6,900          $ 6.19
         15-Dec-97            800          $ 6.25
         16-Dec-97          2,400          $ 6.00
         17-Dec-97          6,600          $ 6.00
         18-Dec-97          3,300          $ 5.94
         19-Dec-97            900          $ 5.88
         22-Dec-97          3,900          $ 5.75
         23-Dec-97          8,100          $ 5.88
         24-Dec-97              -          $ 5.88
         26-Dec-97          5,900          $ 5.75
         29-Dec-97         22,800          $ 5.25
         30-Dec-97          8,200          $ 5.06
         31-Dec-97         11,000          $ 5.06
          2-Jan-98          1,300          $ 5.38
          5-Jan-98         14,200          $ 5.94
          6-Jan-98          2,400          $ 6.00
          7-Jan-98          1,500          $ 5.75
          8-Jan-98              -          $ 5.75
          9-Jan-98          1,500          $ 5.69
         12-Jan-98          4,200          $ 5.38
         13-Jan-98          1,200          $ 5.25
         14-Jan-98          3,200          $ 5.50
         15-Jan-98            300          $ 5.69
         16-Jan-98              -          $ 5.69
         20-Jan-98          1,400          $ 5.56
         21-Jan-98          1,600          $ 5.56
         22-Jan-98          1,900          $ 5.50
         23-Jan-98          1,500          $ 5.63
         26-Jan-98          1,300          $ 5.88
         27-Jan-98          2,700          $ 5.75
         28-Jan-98            200          $ 5.75
         29-Jan-98          3,000          $ 5.88
         30-Jan-98          9,600          $ 5.88
          2-Feb-98          3,500          $ 6.13
          3-Feb-98            300          $ 6.00
          4-Feb-98            900          $ 5.94
          5-Feb-98         13,600          $ 6.38
          6-Feb-98          3,900          $ 6.13
          9-Feb-98          9,100          $ 6.38
         10-Feb-98          2,800          $ 6.13
         11-Feb-98            600          $ 6.00
         12-Feb-98          1,700          $ 6.00
         13-Feb-98          1,000          $ 6.00
         17-Feb-98          3,400          $ 6.00
         18-Feb-98            500          $ 6.00
         19-Feb-98            100          $ 6.00
         20-Feb-98            800          $ 6.00
         23-Feb-98            600          $ 5.94
         24-Feb-98            200          $ 5.94
         25-Feb-98            200          $ 5.94
         26-Feb-98            100          $ 5.94
         27-Feb-98          2,300          $ 5.75
          2-Mar-98          2,100          $ 5.63
          3-Mar-98          2,200          $ 5.75
          4-Mar-98          4,300          $ 5.75
          5-Mar-98          7,800          $ 5.88
          6-Mar-98          4,100          $ 6.25
          9-Mar-98          5,700          $ 6.25
         10-Mar-98          7,600          $ 6.44
         11-Mar-98          1,400          $ 6.31
         12-Mar-98              -          $ 6.31
         13-Mar-98          2,200          $ 6.06
         16-Mar-98          2,300          $ 5.81
         17-Mar-98            300          $ 6.00
         18-Mar-98          2,400          $ 5.81
         19-Mar-98          2,100          $ 5.81
         20-Mar-98            200          $ 5.94
         23-Mar-98          3,900          $ 5.81
         24-Mar-98         12,300          $ 5.69
         25-Mar-98          1,200          $ 6.00
         26-Mar-98              -          $ 6.00
         27-Mar-98          1,500          $ 5.75
         30-Mar-98              -          $ 5.75
         31-Mar-98          3,700          $ 6.00
          1-Apr-98          2,500          $ 5.75
          2-Apr-98         11,000          $ 5.63
          3-Apr-98         14,300          $ 5.38
          6-Apr-98         28,800          $ 5.38
          7-Apr-98          2,800          $ 5.25
          8-Apr-98          1,300          $ 5.38
          9-Apr-98          5,400          $ 5.50
         13-Apr-98          6,500          $ 5.19
         14-Apr-98            900          $ 5.38
         15-Apr-98          1,600          $ 5.13
         16-Apr-98            400          $ 5.13
         17-Apr-98          5,700          $ 5.13
         20-Apr-98          1,000          $ 5.13
         21-Apr-98          4,600          $ 5.13
         22-Apr-98         55,800          $ 5.75
         23-Apr-98         23,200          $ 5.50
         24-Apr-98            300          $ 5.75
         27-Apr-98         13,000          $ 5.56
         28-Apr-98         24,200          $ 6.00
         29-Apr-98         13,100          $ 6.00
         30-Apr-98          9,200          $ 5.81
          1-May-98          6,500          $ 5.75
          4-May-98          6,400          $ 5.38
          5-May-98            800          $ 5.44
          6-May-98          1,800          $ 5.38
          7-May-98         13,000          $ 5.19
          8-May-98          6,900          $ 5.38
         11-May-98          1,700          $ 5.19
         12-May-98          9,300          $ 5.38
         13-May-98          4,300          $ 5.13
         14-May-98              -          $ 5.13
         15-May-98         10,200          $ 5.13
         18-May-98          1,000          $ 5.25
         19-May-98            200          $ 5.25
         20-May-98          2,000          $ 5.13
         21-May-98         29,500          $ 5.25
         22-May-98          4,200          $ 5.25
         26-May-98          5,700          $ 5.38
         27-May-98              -          $ 5.38
         28-May-98            500          $ 5.38
         29-May-98          9,500          $ 5.50
          1-Jun-98          5,600          $ 5.56
          2-Jun-98          3,800          $ 5.63
          3-Jun-98          6,500          $ 5.75
          4-Jun-98          6,300          $ 5.75
          5-Jun-98          1,600          $ 5.50
          8-Jun-98          4,100          $ 5.56
          9-Jun-98          1,400          $ 5.63
         10-Jun-98          9,200          $ 5.50
         11-Jun-98              -          $ 5.50
         12-Jun-98            200          $ 5.44
         15-Jun-98          3,000          $ 5.13
         16-Jun-98          1,000          $ 5.13
         17-Jun-98          1,000          $ 5.25
         18-Jun-98         26,300          $ 5.13
         19-Jun-98              -          $ 5.13
         22-Jun-98              -          $ 5.13
         23-Jun-98         31,900          $ 5.38
         24-Jun-98          4,000          $ 5.19
         25-Jun-98            800          $ 5.19
         26-Jun-98          7,100          $ 5.63
         29-Jun-98            800          $ 5.75
         30-Jun-98              -          $ 5.75
          1-Jul-98          2,000          $ 5.63
          2-Jul-98          2,400          $ 5.75
          6-Jul-98         19,700          $ 6.13
          7-Jul-98         14,700          $ 6.13
          8-Jul-98          4,900          $ 6.25
          9-Jul-98          4,400          $ 6.13
         10-Jul-98            700          $ 6.00
         13-Jul-98          2,200          $ 5.88
         14-Jul-98          7,700          $ 5.69
         15-Jul-98            100          $ 5.69
         16-Jul-98            300          $ 5.88
         17-Jul-98            100          $ 5.81
         20-Jul-98            200          $ 5.94
         21-Jul-98              -          $ 5.94
         22-Jul-98            200          $ 5.94
         23-Jul-98          3,000          $ 5.94
         24-Jul-98          1,000          $ 5.81
         27-Jul-98          2,700          $ 5.94
         28-Jul-98         18,800          $ 6.00
         29-Jul-98          5,500          $ 5.94
         30-Jul-98          4,400          $ 6.13
         31-Jul-98          9,100          $ 6.06
          3-Aug-98          9,600          $ 6.00
          4-Aug-98          3,800          $ 6.00
          5-Aug-98          7,400          $ 6.00
          6-Aug-98          3,100          $ 5.88
          7-Aug-98          2,300          $ 6.06
         10-Aug-98          1,400          $ 6.00
         11-Aug-98          1,000          $ 6.06
         12-Aug-98          1,800          $ 6.06
         13-Aug-98              -          $ 6.06
         14-Aug-98          1,300          $ 6.00
         17-Aug-98              -          $ 6.00
         18-Aug-98          1,200          $ 6.00
         19-Aug-98          2,900          $ 5.81
         20-Aug-98          6,500          $ 5.75
         21-Aug-98              -          $ 5.75
         24-Aug-98          1,700          $ 5.88
         25-Aug-98            500          $ 5.94
         26-Aug-98          4,500          $ 5.63
         27-Aug-98          5,700          $ 5.88
         28-Aug-98          6,900          $ 5.81
         31-Aug-98          7,700          $ 5.50
          1-Sep-98          6,700          $ 5.00
          2-Sep-98          2,500          $ 4.94
          3-Sep-98          9,300          $ 4.63
          4-Sep-98         26,800          $ 4.25
          8-Sep-98          5,300          $ 4.69
          9-Sep-98            300          $ 4.81
         10-Sep-98          9,700          $ 4.63
         11-Sep-98          7,600          $ 4.50
         14-Sep-98          1,000          $ 4.75
         15-Sep-98              -          $ 4.75
         16-Sep-98              -          $ 4.75
         17-Sep-98            400          $ 4.69
         18-Sep-98              -          $ 4.69
         21-Sep-98            500          $ 4.56
         22-Sep-98          1,000          $ 4.50
         23-Sep-98          2,000          $ 4.75
         24-Sep-98          1,500          $ 4.56
         25-Sep-98          2,000          $ 4.75
         28-Sep-98              -          $ 4.75
         29-Sep-98          2,200          $ 4.75
         30-Sep-98            700          $ 4.63
          1-Oct-98          3,700          $ 4.44
          2-Oct-98          3,500          $ 4.19
          5-Oct-98         14,400          $ 4.00
          6-Oct-98         10,200          $ 4.13
          7-Oct-98          2,100          $ 4.00
          8-Oct-98         12,100          $ 3.88
          9-Oct-98          2,600          $ 3.94
         12-Oct-98            600          $ 4.00
         13-Oct-98            100          $ 4.00
         14-Oct-98          1,700          $ 4.00
         15-Oct-98            400          $ 4.13
         16-Oct-98         22,200          $ 4.44
         19-Oct-98          3,400          $ 4.88
         20-Oct-98            500          $ 4.88
         21-Oct-98         17,800          $ 5.38
         22-Oct-98              -          $ 5.38
         23-Oct-98         10,000          $ 5.31
         26-Oct-98         13,500          $ 5.25
         27-Oct-98            200          $ 5.13
         28-Oct-98          9,300          $ 5.00
         29-Oct-98         12,000          $ 5.13
         30-Oct-98          1,400          $ 5.25
          2-Nov-98          1,900          $ 5.44
          3-Nov-98          1,900          $ 5.50
          4-Nov-98          3,100          $ 5.25
          5-Nov-98          1,900          $ 5.13
          6-Nov-98          5,400          $ 5.13
          9-Nov-98          1,200          $ 5.00
         10-Nov-98          3,900          $ 5.06
         11-Nov-98          1,000          $ 5.19
         12-Nov-98          1,000          $ 5.25
         13-Nov-98          1,500          $ 5.50
         16-Nov-98          3,000          $ 5.38
         17-Nov-98         99,200          $ 6.38
         18-Nov-98         19,000          $ 6.38
         19-Nov-98         17,200          $ 6.13
         20-Nov-98          8,300          $ 6.06
         23-Nov-98         20,700          $ 6.13
         24-Nov-98         17,400          $ 6.13
         25-Nov-98          1,700          $ 6.13
         27-Nov-98          1,300          $ 6.19
         30-Nov-98          1,700          $ 6.13
          1-Dec-98          3,400          $ 6.25
          2-Dec-98          3,600          $ 6.13
          3-Dec-98              -          $ 6.13
          4-Dec-98          1,500          $ 6.25
          7-Dec-98          1,100          $ 6.25
          8-Dec-98            400          $ 6.25
          9-Dec-98          9,700          $ 6.25
         10-Dec-98          1,900          $ 6.25
         11-Dec-98            500          $ 6.25
         14-Dec-98            400          $ 6.25
         15-Dec-98            700          $ 6.38
         16-Dec-98         12,700          $ 6.38
         17-Dec-98              -          $ 6.38
         18-Dec-98          2,600          $ 6.31
         21-Dec-98          1,500          $ 6.31
         22-Dec-98          5,400          $ 6.31
         23-Dec-98          3,800          $ 6.25
         24-Dec-98          1,500          $ 6.25
         28-Dec-98          6,900          $ 6.31
         29-Dec-98          3,500          $ 6.25
         30-Dec-98          7,100          $ 6.50
         31-Dec-98         24,700          $ 6.25
          4-Jan-99          1,600          $ 6.25
          5-Jan-99            100          $ 6.25
          6-Jan-99          6,600          $ 6.44
          7-Jan-99          3,100          $ 6.38
          8-Jan-99         11,400          $ 6.31
         11-Jan-99         29,000          $ 6.50
         12-Jan-99          4,300          $ 6.38
         13-Jan-99          2,800          $ 6.31
         14-Jan-99            200          $ 6.31
         15-Jan-99          1,600          $ 6.50
         19-Jan-99          2,100          $ 6.44
         20-Jan-99          2,000          $ 6.44
         21-Jan-99              -          $ 6.44
         22-Jan-99          2,000          $ 6.44
         25-Jan-99              -          $ 6.44
         26-Jan-99          2,500          $ 6.44
         27-Jan-99            100          $ 6.50
         28-Jan-99            300          $ 6.44
         29-Jan-99            500          $ 6.63
          1-Feb-99            200          $ 6.63
          2-Feb-99         10,300          $ 6.50
          3-Feb-99            300          $ 6.50
          4-Feb-99            900          $ 6.50
          5-Feb-99              -          $ 6.50
          8-Feb-99            600          $ 6.63
          9-Feb-99          5,700          $ 6.56
         10-Feb-99          4,500          $ 6.56
         11-Feb-99         20,800          $ 6.56
         12-Feb-99          9,300          $ 6.50
         16-Feb-99          4,200          $ 6.50
         17-Feb-99              -          $ 6.50
         18-Feb-99          3,900          $ 6.56
         19-Feb-99          1,500          $ 6.56
         22-Feb-99            600          $ 6.56
         23-Feb-99         10,100          $ 6.31
         24-Feb-99         15,100          $ 6.63
         25-Feb-99          2,600          $ 6.56
         26-Feb-99         20,500          $ 6.88







                                                   DUNN JOHNSTON & COMPANY, INC.

    UNIFLEX WEEKLY CLOSING STOCK PRICE - JANUARY 2, 1996 TO FEBRUARY 26, 1999


Data for chart:


           DATE                  VOLUME             CLOSE
-----------------------------------------------------------------
                   1-Jan-96           11,500              $ 5.33
                   8-Jan-96           19,900              $ 5.33
                  15-Jan-96            9,900              $ 5.50
                  22-Jan-96           10,200              $ 5.75
                  29-Jan-96           22,000              $ 5.92
                   5-Feb-96           98,100              $ 6.50
                  12-Feb-96           17,500              $ 6.58
                  19-Feb-96           29,100              $ 6.25
                  26-Feb-96           21,600              $ 6.17
                   4-Mar-96           26,700              $ 5.83
                  11-Mar-96           14,800              $ 5.92
                  18-Mar-96            8,500              $ 5.83
                  25-Mar-96           17,100              $ 6.00
                   1-Apr-96            8,200              $ 5.92
                   8-Apr-96           26,400              $ 5.50
                  15-Apr-96           21,600              $ 5.38
                  22-Apr-96           40,800              $ 5.33
                  29-Apr-96           28,500              $ 5.67
                   6-May-96           18,000              $ 5.50
                  13-May-96           24,000              $ 5.33
                  20-May-96           36,700              $ 5.92
                  27-May-96           25,200              $ 5.83
                   3-Jun-96           42,000              $ 5.33
                  10-Jun-96           21,400              $ 5.50
                  17-Jun-96           22,300              $ 5.88
                  24-Jun-96            9,600              $ 5.79
                   1-Jul-96            5,200              $ 5.75
                   8-Jul-96            6,300              $ 5.67
                  15-Jul-96           17,200              $ 5.58
                  22-Jul-96           15,600              $ 5.33
                  29-Jul-96           17,200              $ 5.25
                   5-Aug-96           24,600              $ 5.75
                  12-Aug-96           49,600              $ 6.08
                  19-Aug-96           50,500              $ 6.50
                  26-Aug-96           67,300              $ 6.75
                   2-Sep-96           24,600              $ 6.67
                   9-Sep-96           49,000              $ 6.67
                  16-Sep-96          244,000              $ 8.83
                  23-Sep-96          103,900              $ 8.67
                  30-Sep-96          148,800              $ 8.83
                   7-Oct-96           52,500              $ 8.67
                  14-Oct-96          103,300              $ 9.50
                  21-Oct-96          136,400              $ 9.63
                  28-Oct-96           46,400              $ 8.38
                   4-Nov-96           22,400              $ 8.75
                  11-Nov-96           30,100              $ 8.63
                  18-Nov-96           15,900              $ 8.63
                  25-Nov-96           25,200              $ 9.63
                   2-Dec-96           56,200              $ 8.88
                   9-Dec-96           16,000              $ 8.75
                  16-Dec-96           29,600              $ 8.00
                  23-Dec-96           44,700              $ 7.00
                  30-Dec-96           19,700              $ 7.50
                   6-Jan-97           15,100              $ 7.13
                  13-Jan-97           21,600              $ 7.94
                  20-Jan-97           40,200              $ 7.38
                  27-Jan-97           15,500              $ 7.75
                   3-Feb-97           15,800              $ 7.81
                  10-Feb-97           24,500              $ 7.25
                  17-Feb-97           16,200              $ 7.25
                  24-Feb-97           30,600              $ 7.00
                   3-Mar-97           12,500              $ 7.44
                  10-Mar-97           11,200              $ 7.00
                  17-Mar-97           39,100              $ 7.25
                  24-Mar-97           10,100              $ 7.25
                  31-Mar-97           26,500              $ 7.06
                   7-Apr-97           14,100              $ 6.88
                  14-Apr-97           11,600              $ 6.75
                  21-Apr-97           13,200              $ 6.75
                  28-Apr-97           17,400              $ 6.69
                   5-May-97           16,200              $ 6.94
                  12-May-97           11,200              $ 6.63
                  19-May-97           16,300              $ 6.88
                  26-May-97            8,100              $ 6.94
                   2-Jun-97           18,100              $ 6.75
                   9-Jun-97           23,900              $ 6.19
                  16-Jun-97           34,600              $ 6.25
                  23-Jun-97           24,600              $ 6.63
                  30-Jun-97           11,200              $ 6.25
                   7-Jul-97           38,000              $ 6.06
                  14-Jul-97           27,100              $ 6.63
                  21-Jul-97           17,300              $ 6.75
                  28-Jul-97           10,200              $ 6.25
                   4-Aug-97           19,900              $ 6.00
                  11-Aug-97            5,700              $ 6.50
                  18-Aug-97            9,800              $ 6.00
                  25-Aug-97           12,300              $ 6.25
                   1-Sep-97           16,500              $ 6.25
                   8-Sep-97           14,400              $ 6.13
                  15-Sep-97           19,900              $ 6.00
                  22-Sep-97           66,900              $ 7.44
                  29-Sep-97           24,800              $ 7.13
                   6-Oct-97           11,600              $ 7.13
                  13-Oct-97           23,500              $ 6.63
                  20-Oct-97            5,300              $ 6.75
                  27-Oct-97           17,500              $ 7.00
                   3-Nov-97           11,700              $ 6.63
                  10-Nov-97            7,300              $ 6.50
                  17-Nov-97            9,400              $ 6.13
                  24-Nov-97            2,700              $ 6.25
                   1-Dec-97            7,800              $ 6.50
                   8-Dec-97           11,100              $ 6.19
                  15-Dec-97           14,000              $ 5.88
                  22-Dec-97           17,900              $ 5.75
                  29-Dec-97           43,300              $ 5.38
                   5-Jan-98           19,600              $ 5.69
                  12-Jan-98            8,900              $ 5.69
                  19-Jan-98            6,400              $ 5.63
                  26-Jan-98           16,800              $ 5.88
                   2-Feb-98           22,200              $ 6.13
                   9-Feb-98           15,200              $ 6.00
                  16-Feb-98            4,800              $ 6.00
                  23-Feb-98            3,400              $ 5.75
                   2-Mar-98           20,500              $ 6.25
                   9-Mar-98           16,900              $ 6.06
                  16-Mar-98            7,300              $ 5.94
                  23-Mar-98           18,900              $ 5.75
                  30-Mar-98           31,500              $ 5.38
                   6-Apr-98           38,300              $ 5.50
                  13-Apr-98           15,100              $ 5.13
                  20-Apr-98           84,900              $ 5.75
                  27-Apr-98           66,000              $ 5.75
                   4-May-98           28,900              $ 5.38
                  11-May-98           25,500              $ 5.13
                  18-May-98           36,900              $ 5.25
                  25-May-98           15,700              $ 5.50
                   1-Jun-98           23,800              $ 5.50
                   8-Jun-98           14,900              $ 5.44
                  15-Jun-98           31,300              $ 5.13
                  22-Jun-98           43,800              $ 5.63
                  29-Jun-98            5,200              $ 5.75
                   6-Jul-98           44,400              $ 6.00
                  13-Jul-98           10,400              $ 5.81
                  20-Jul-98            4,400              $ 5.81
                  27-Jul-98           40,500              $ 6.06
                   3-Aug-98           26,200              $ 6.06
                  10-Aug-98            5,500              $ 6.00
                  17-Aug-98           10,600              $ 5.75
                  24-Aug-98           19,300              $ 5.81
                  31-Aug-98           53,000              $ 4.25
                   7-Sep-98           22,900              $ 4.50
                  14-Sep-98            1,400              $ 4.69
                  21-Sep-98            7,000              $ 4.75
                  28-Sep-98           10,100              $ 4.19
                   5-Oct-98           41,400              $ 3.94
                  12-Oct-98           25,000              $ 4.44
                  19-Oct-98           31,700              $ 5.31
                  26-Oct-98           36,400              $ 5.25
                   2-Nov-98           14,200              $ 5.13
                   9-Nov-98            8,600              $ 5.50
                  16-Nov-98          146,700              $ 6.06
                  23-Nov-98           41,100              $ 6.19
                  30-Nov-98           10,200              $ 6.25
                   7-Dec-98           13,600              $ 6.25
                  14-Dec-98           16,400              $ 6.31
                  21-Dec-98           12,200              $ 6.25
                  28-Dec-98           42,200              $ 6.25
                   4-Jan-99           22,800              $ 6.31
                  11-Jan-99           37,900              $ 6.50
                  18-Jan-99            6,100              $ 6.44
                  25-Jan-99            3,400              $ 6.63
                   1-Feb-99           11,700              $ 6.50
                   8-Feb-99           40,900              $ 6.50
                  15-Feb-99            9,600              $ 6.56
                  22-Feb-99           48,900              $ 6.88





                                                   DUNN JOHNSTON & COMPANY, INC.

         UFX WEEKLY CLOSING STOCK PRICES VS. PUBLIC COMPARABLE COMPANIES
                     DECEMBER 30, 1996 TO NOVEMBER 16, 1998


Data for chart:


DATE                 UFX               AEPI                AETC                 AGH                BMS                  LIQB
  12/30/96                 1                   1                    1                  1                    1                    1
    1/6/97              0.95         1.056603774          0.943181818        0.963414634          1.020761246          1.022222222
   1/13/97            1.0584         1.018867925          1.147727273        0.926829268          1.114186851          1.014814815
   1/20/97       0.983333333         1.028301887          1.181818182        0.829268293          1.083044983          1.007407407
   1/27/97       1.033333333                   1          1.159090909        0.975609756          1.131487889                    1
    2/3/97       1.041733333         1.089622642                1.125        0.914634146          1.128027682          0.974074074
   2/10/97       0.966666667          1.08490566          1.181818182        0.926829268          1.138408304          0.944444444
   2/17/97       0.966666667         1.099056604          1.034090909         0.87804878          1.124567474          0.918518519
   2/24/97       0.933333333         1.028301887          1.079545455        0.853658537           1.14532872          0.933333333
    3/3/97       0.991733333         1.018867925          1.147727273        0.865853659          1.186851211          0.948148148
   3/10/97       0.933333333         0.966981132                1.125        0.853658537          1.162629758          0.881481481
   3/17/97       0.966666667         0.849056604          1.034090909        0.817073171          1.141868512          0.925925926
   3/24/97       0.966666667         0.877358491          1.011363636        0.853658537          1.103806228          0.977777778
   3/31/97       0.941733333         0.867924528          0.931818182        0.804878049          1.096885813          0.977777778
    4/7/97       0.916666667         0.820754717          0.965909091        0.719512195          1.048442907          0.992592593
   4/14/97               0.9         0.893867925          0.897727273        0.634146341          1.083044983          0.962962963
   4/21/97               0.9         0.919811321          0.920454545        0.585365854          1.034602076          0.962962963
   4/28/97       0.891733333               0.875          0.920454545        0.597560976          1.103806228          0.962962963
    5/5/97       0.925066667         0.924528302          0.886363636        0.695121951          1.121107266          0.962962963
   5/12/97       0.883333333          0.91745283                    1        0.658536585          1.100346021          0.985185185
   5/19/97       0.916666667         0.867924528          0.954545455        0.682926829          1.093425606          1.003703704
   5/26/97       0.925066667         0.905660377          1.068181818        0.695121951          1.107266436          0.985185185
    6/2/97               0.9         0.867924528          1.079545455        0.646341463          1.128027682                    1
    6/9/97       0.825066667         0.735849057          1.079545455        0.597560976          1.193771626          1.014814815
   6/16/97       0.833333333         0.735849057          1.068181818        0.609756098          1.200692042          1.007407407
   6/23/97       0.883333333         0.721698113          1.068181818         0.62195122          1.195515571                    1
   6/30/97       0.833333333         0.735849057          0.965909091        0.664682927          1.216276817          1.007407407
    7/7/97            0.8084         0.679245283          0.977272727        0.670731707          1.224913495          1.022222222
   7/14/97       0.883333333         0.641509434          0.954545455        0.585365854          1.212816609          0.996296296
   7/21/97               0.9         0.622641509          0.988636364        0.579317073          1.207612457                    1
   7/28/97       0.833333333         0.471698113          0.886363636        0.585365854          1.252595156          1.022222222
    8/4/97               0.8         0.535377358          0.840909091        0.585365854          1.261259516          1.022222222
   8/11/97       0.866666667         0.490566038          0.829545455        0.573170732          1.228373702          1.051851852
   8/18/97               0.8         0.547169811          0.789818182        0.573170732          1.250878893          1.081481481
   8/25/97       0.833333333         0.509433962          0.829545455        0.573170732          1.216276817          1.051851852
    9/1/97       0.833333333         0.547169811          0.818181818        0.585365854          1.264719723          1.096296296
    9/8/97       0.816666667         0.566037736          0.886363636        0.536585366           1.24567474          1.111111111
   9/15/97               0.8          0.58490566          0.920454545        0.512195122          1.256055363          1.111111111
   9/22/97       0.991733333         0.721698113          0.784090909        0.512195122          1.238754325          1.118518519
   9/29/97              0.95          0.70754717          0.784090909        0.628097561          1.230117647          1.125925926
   10/6/97              0.95         0.660377358          0.818181818        0.615902439          1.219737024          1.148148148
  10/13/97       0.883333333         0.636792453          0.818181818        0.585365854          1.166089965          1.125925926
  10/20/97               0.9         0.622641509          0.727272727        0.585365854          1.079584775          1.125925926
  10/27/97       0.933333333         0.603773585          0.659090909        0.585365854          1.055363322          1.081481481
   11/3/97       0.883333333         0.573113208          0.727272727         0.56097561          1.076124567          1.096296296
  11/10/97       0.866666667         0.556603774          0.727272727        0.524390244           1.07266436           1.07037037
  11/17/97       0.816666667          0.58490566          0.727272727        0.548780488          1.147072664          1.081481481
  11/24/97       0.833333333         0.577830189          0.710272727        0.554926829          1.166089965          1.118518519
   12/1/97       0.866666667         0.575471698          0.636363636                0.5          1.211072664          1.114814815
   12/8/97       0.825066667         0.549528302          0.613636364                0.5          1.195515571          1.111111111
  12/15/97       0.783333333         0.537735849          0.602272727        0.506146341           1.16783391          1.137037037
  12/22/97       0.766666667         0.558962264          0.568181818        0.536585366          1.141868512          1.151851852
  12/29/97       0.716666667         0.594339623          0.659090909        0.536585366          1.212816609          1.157422222
    1/5/98            0.7584         0.570754717          0.647727273        0.512195122          1.131487889          1.137037037
   1/12/98            0.7584         0.603773585          0.676181818        0.506146341          1.162629758          1.140740741
   1/19/98              0.75         0.603773585                0.625                0.5          1.114186851          1.130548148
   1/26/98       0.783333333         0.632075472          0.659090909         0.49395122          1.193771626          1.122222222
    2/2/98       0.816666667         0.655660377          0.693181818        0.475609756          1.250878893                  1.1
    2/9/98               0.8         0.702830189          0.727272727        0.536585366          1.204152249          1.111111111
   2/16/98               0.8         0.716981132          0.829545455        0.579317073          1.242214533          1.137037037
   2/23/98       0.766666667          0.66509434          0.772727273        0.646341463          1.247418685           1.17037037
    3/2/98       0.833333333         0.660377358                 0.75        0.634146341          1.269896194          1.209274074
    3/9/98            0.8084         0.646226415          0.727272727        0.682926829          1.273356401          1.288888889
   3/16/98       0.791733333          0.66745283          0.727272727        0.689073171          1.216276817           1.37037037
   3/23/98       0.766666667         0.643867925          0.727272727        0.695121951          1.252595156          1.377777778
   3/30/98       0.716666667         0.641509434          0.704545455        0.658536585          1.264719723          1.374074074
    4/6/98       0.733333333         0.679245283          0.727272727         0.62195122          1.230117647          1.333333333
   4/13/98       0.683333333         0.695754717          0.715909091        0.731707317          1.247418685          1.300918519
   4/20/98       0.766666667         0.660377358          0.715909091        0.737853659          1.233577855          1.322222222
   4/27/98       0.766666667         0.650943396          0.727272727        0.804878049          1.237038062          1.333333333
    5/4/98       0.716666667         0.641509434          0.727272727        0.829268293          1.198975779          1.318518519
   5/11/98       0.683333333         0.564867925          0.710272727        0.853658537          1.198975779          1.340740741
   5/18/98               0.7          0.54009434          0.676181818        0.841463415          1.190311419          1.407407407
   5/25/98       0.733333333         0.515339623          0.681818182        0.780487805           1.16783391          1.268533333
    6/1/98       0.733333333         0.471698113          0.636363636        0.737853659           1.16783391          1.250014815
    6/8/98       0.725066667         0.433962264          0.647727273        0.731707317          1.174754325           1.22962963
   6/15/98       0.683333333         0.423358491          0.602272727        0.756097561          1.140152249          1.237037037
   6/22/98              0.75         0.436320755          0.602272727        0.768292683          1.133231834          1.288888889
   6/29/98       0.766666667         0.419811321          0.636363636        0.756097561          1.126311419          1.557422222
    7/6/98               0.8          0.41509434          0.659090909         0.75004878          1.084788927          1.516681481
   7/13/98       0.775066667         0.405660377          0.636363636        0.768292683          1.100346021          1.585185185
   7/20/98       0.775066667         0.396226415          0.693181818        0.756097561           1.07266436          1.614814815
   7/27/98            0.8084         0.384433962          0.647727273        0.731707317          1.069204152          1.518518519
    8/3/98            0.8084         0.344339623          0.829545455        0.707317073          1.076124567          1.481481481
   8/10/98               0.8         0.320754717          0.818181818        0.682926829          1.058823529          1.481481481
   8/17/98       0.766666667         0.318396226                0.875        0.719512195          1.100346021          1.459259259
   8/24/98       0.775066667         0.323113208          0.778454545        0.670731707          1.062283737          1.348148148
   8/31/98       0.566666667         0.301886792          0.670454545        0.597560976          1.012124567          1.237037037
    9/7/98               0.6         0.349056604          0.863636364        0.597560976          1.050186851          1.244444444
   9/14/98       0.625066667         0.387981132                0.875         0.62195122          0.991363322          1.303703704
   9/21/98       0.633333333         0.391509434          0.829545455        0.658536585          0.967141869          1.303703704
   9/28/98            0.5584         0.398584906                0.858        0.658536585          0.968858131           1.27037037
   10/5/98       0.525066667         0.386792453          0.693181818        0.585365854          1.003460208          1.133333333
  10/12/98       0.591733333         0.379716981          0.715909091        0.585365854          1.105550173          1.222222222
  10/19/98            0.7084          0.38090566          0.835272727        0.646341463          1.038062284          1.422222222
  10/26/98               0.7         0.405660377                 0.75        0.695121951          1.027681661          1.318518519
   11/2/98       0.683333333         0.452830189          0.727272727        0.682926829          1.103806228          1.377777778
   11/9/98       0.733333333         0.424528302          0.761363636        0.774439024          1.058823529          1.314814815
  11/16/98       0.716666667          0.41509434                 0.75        0.731707317          1.067474048          1.333333333








                                                   DUNN JOHNSTON & COMPANY, INC.

               UFX WEEKLY CLOSING STOCK PRICES VS. VARIOUS INDICES
                     DECEMBER 30, 1996 TO NOVEMBER 16, 1998



Data for chart:

Date                             UFX                 AMEX           Russell 2000             SPX              Wilshire 5000
             12/30/96                  1                   1                   1                   1                     1
               1/6/97               0.95         1.023740065         1.011717563          1.01533361           1.017708113
              1/13/97             1.0584         1.030570355         1.016664364         1.037618812           1.031921203
              1/20/97        0.983333333         1.027443445         1.017382893         1.030065639           1.024232154
              1/27/97        1.033333333          1.02850904         1.021003178         1.050973891           1.033086211
               2/3/97        1.041733333         1.024735785         1.013541523         1.055519164           1.025884347
              2/10/97        0.966666667         1.037907241         1.020118834         1.080812267           1.045265834
              2/17/97        0.966666667         1.043392436         1.012491364         1.071842038           1.039313705
              2/24/97        0.933333333          1.03806446         0.995025563         1.057203588           1.029400551
               3/3/97        0.991733333         1.051725041          1.00997651         1.076119942           1.046176657
              3/10/97        0.933333333         1.048947506         0.997761503         1.060345173           1.034293582
              3/17/97        0.966666667          1.03278889          0.97203261         1.048219991           1.013895361
              3/24/97        0.966666667         1.009520482         0.964349869         1.034557438           1.008959966
              3/31/97        0.941733333         0.972539086         0.941937267         1.013194658           0.992798136
               4/7/97        0.916666667          0.97149096         0.937543181         0.986123551           0.983012074
              4/14/97                0.9         0.971281335         0.944424485         1.024477628           0.989705571
              4/21/97                0.9          0.94825749         0.928147022         1.023180888           0.974602838
              4/28/97        0.891733333         0.993099834         0.978250656           1.0868147           1.033022665
               5/5/97        0.925066667         1.002323347         0.998811662         1.102602837           1.053675069
              5/12/97        0.883333333         1.024927941         1.009479066         1.109246955           1.058695192
              5/19/97        0.916666667         1.044527906         1.038192621         1.132347633           1.081952976
              5/26/97        0.925066667         1.057524675         1.052259223         1.134018689           1.096843889
               6/2/97                0.9         1.073718229         1.069890839         1.147026189           1.110124974
               6/9/97        0.825066667         1.100707485         1.083515269         1.194163336           1.121457318
              6/16/97        0.833333333         1.088776312          1.08774354         1.201422403           1.130099555
              6/23/97        0.883333333         1.083186304         1.084786514         1.186182372            1.12169032
              6/30/97        0.833333333         1.108114246         1.094845931         1.225779715           1.148125397
               7/7/97             0.8084         1.110088217         1.111676109         1.225458872           1.166151239
              7/14/97        0.883333333         1.106804088          1.12170789         1.223614026           1.184643084
              7/21/97                0.9         1.114158442         1.129031367          1.25501651            1.20542258
              7/28/97        0.833333333         1.125320989         1.144700843         1.266179164           1.228426181
               8/4/97                0.8         1.128744869         1.144645571         1.247998075           1.225608981
              8/11/97        0.866666667         1.110158092          1.12914191         1.204243145           1.208875238
              8/18/97                0.8         1.124692113         1.148901479         1.234629627           1.230014827
              8/25/97        0.833333333         1.135749847         1.170181014         1.202451773           1.250413048
               9/1/97        0.833333333         1.166128046          1.19673898         1.241995642           1.283605168
               9/8/97        0.816666667         1.174443183         1.216222192          1.23512426           1.297564075
              9/15/97                0.8                 1.2          1.23578831         1.270684331           1.319423851
              9/22/97        0.991733333         1.205065945         1.240514025         1.263612422            1.31442491
              9/29/97               0.95         1.240143244         1.269918475         1.290095317           1.344693921
              10/6/97               0.95         1.253157481         1.285145779         1.292702164           1.355136624
             10/13/97        0.883333333         1.224351472         1.241647091         1.262195366           1.306778225
             10/20/97                0.9         1.224875535         1.236783197         1.258826518           1.305401398
             10/27/97        0.933333333         1.180452441         1.197346967         1.222704972           1.259478924
              11/3/97        0.883333333         1.184854572         1.202763576         1.239936901           1.270006355
             11/10/97        0.866666667         1.174984715         1.183943623         1.241059851            1.25054014
             11/17/97        0.816666667         1.175893091         1.202293768         1.287501838           1.266299513
             11/24/97        0.833333333         1.156625033         1.188116623         1.277221502            1.24956577
              12/1/97        0.866666667         1.170879553         1.210612132         1.315174525           1.274221563
              12/8/97        0.825066667         1.163245698         1.167970153         1.274534444           1.223469604
             12/15/97        0.783333333         1.154126998         1.160784856           1.2656979           1.211205253
             12/22/97        0.766666667         1.159524849         1.164819677         1.251901662           1.210887524
             12/29/97        0.716666667         1.192313739         1.206356225         1.303477133           1.253696251
               1/5/98             0.7584         1.135889597         1.141218737         1.240177533           1.184282991
              1/12/98             0.7584         1.159909162         1.177974299         1.285389623            1.22971828
              1/19/98               0.75         1.155786532         1.173994749         1.280149192             1.2271129
              1/26/98        0.783333333          1.16764783         1.188475888           1.3104822           1.251387418
               2/2/98        0.816666667         1.188435671         1.231173138         1.353501865           1.307879687
               2/9/98                0.8         1.203388942         1.255464972         1.363701991           1.342342724
              2/16/98                0.8         1.203930474         1.254635899         1.382578239           1.341791993
              2/23/98        0.766666667          1.23350511         1.276302335           1.4028047           1.364244863
               3/2/98        0.833333333         1.245366408         1.281525494         1.411293665           1.372802372
               3/9/98             0.8084         1.250432352         1.295481553         1.428565699           1.396716797
              3/16/98        0.791733333         1.271359944          1.31062595         1.469406307           1.415971193
              3/23/98        0.766666667         1.289772032         1.318640321         1.464433245           1.425227706
              3/30/98        0.716666667         1.305249367         1.342517618         1.500875633           1.456174539
               4/6/98        0.733333333         1.293754913         1.326627055         1.484793391            1.44153781
              4/13/98        0.683333333         1.300323172         1.345889181          1.50090237           1.468163525
              4/20/98        0.766666667          1.29593851         1.327400857         1.481090331           1.456174539
              4/27/98        0.766666667          1.30991353         1.340168578         1.498602997           1.466278331
               5/4/98        0.716666667         1.300078609          1.32516236         1.481411173           1.451239144
              5/11/98        0.683333333         1.287605904         1.305623877         1.482199912           1.418640119
              5/18/98                0.7         1.276216263         1.279508083         1.484526022            1.38839229
              5/25/98        0.733333333          1.24831863         1.261904104         1.458257022           1.363334039
               6/1/98        0.733333333         1.245733252         1.255326793         1.489057925           1.358885829
               6/8/98        0.725066667         1.218272338         1.220367556         1.468978517           1.310315611
              6/15/98        0.683333333         1.212280549         1.211745198         1.471398206           1.293836052
              6/22/98               0.75          1.25403092         1.244355396         1.514912504           1.331243381
              6/29/98        0.766666667         1.261105773         1.266574547         1.532585591           1.351493328
               7/6/98                0.8         1.276373482         1.266906177         1.556528481           1.349332768
              7/13/98        0.775066667          1.28610359         1.277767031         1.586500541           1.362592671
              7/20/98        0.775066667         1.255410953         1.212049192         1.525072524           1.283859352
              7/27/98             0.8084         1.233749672         1.160011054         1.498161838           1.234526583
               8/3/98             0.8084         1.194986462         1.149094929         1.456425544            1.22613853
              8/10/98                0.8         1.157550878         1.113140804         1.420731789           1.183266257
              8/17/98        0.766666667         1.138754476         1.093381235         1.445450049           1.160601567
              8/24/98        0.775066667         1.052633418         0.990852563         1.373126746           1.042342724
              8/31/98        0.566666667         1.052860512         0.959154346         1.301939762           1.005613218
               9/7/98                0.6         1.071202725         0.977255769         1.348956593           1.025608981
              9/14/98        0.625066667         1.095571666         1.003896642         1.363701991            1.04674857
              9/21/98        0.633333333         1.117984103          1.01981484         1.396668583           1.062868036
              9/28/98             0.5584         1.064669403         0.966450187         1.340320575           1.002393561
              10/5/98        0.525066667         1.003982881          0.87992262         1.315976632           0.912454988
             10/12/98        0.591733333         1.055987422         0.947547326         1.412269561           0.994302055
             10/19/98             0.7084         1.097405887         1.014370596         1.431319599           1.057636094
             10/26/98                0.7         1.127452179         1.045073926         1.468751253           1.102308833
              11/2/98        0.683333333         1.171805398         1.106314771         1.525353261           1.167422156
              11/9/98        0.733333333         1.167543017         1.076025978         1.504912905           1.136199958
             11/16/98        0.716666667         1.166425015         1.078955368         1.518481879           1.136665961






                                                   DUNN JOHNSTON & COMPANY, INC.

         UFX WEEKLY CLOSING STOCK PRICES VS. PUBLIC COMPARABLE COMPANIES
                      JANUARY 1, 1996 TO NOVEMBER 16, 1998



Data for chart:

DATE                       UFX                 AEPI                AETC                AGH                BMS              LIQB
         1/1/96                  1                   1                    1                  1                  1                1
         1/8/96                  1                   1          1.028846154                  1        0.990654206                1
        1/15/96        1.031314457          0.97826087          0.961538462                  1        1.009345794      1.073770492
        1/22/96        1.078192387         0.956521739          0.923076923        0.931818182        1.042056075      1.057377049
        1/29/96        1.109506844         0.956521739          0.913461538        0.909090909        1.121495327      1.073770492
         2/5/96        1.218826177         1.032608696          1.038461538        0.886363636        1.214953271      1.090163934
        2/12/96        1.234389649         0.989130435          0.971153846        0.909090909        1.205607477       1.06557377
        2/19/96        1.171948247         1.043478261                    1        0.977272727        1.172897196       1.06557377
        2/26/96        1.156384774         1.038043478          0.932692308        0.954545455        1.154205607      1.040983607
         3/4/96         1.09375586         1.010869565          0.894230769        1.022727273         1.14953271       1.06147541
        3/11/96        1.109506844         1.032608696          0.884615385        1.011454545        1.126168224      1.016393443
        3/18/96         1.09375586         1.043478261          0.846153846        1.022727273        1.154205607      0.983606557
        3/25/96        1.125070317         1.054347826          0.836538462        1.045454545        1.172897196      0.975409836
         4/1/96        1.109506844         1.152173913          0.923076923        1.022727273        1.196261682      1.008196721
         4/8/96        1.031314457         1.130434783          0.961538462        1.022727273        1.135514019      0.983606557
        4/15/96        1.007875492         1.119565217          1.057692308        1.034181818        1.177570093      1.024590164
        4/22/96                  1         1.086956522          1.096153846        1.068181818        1.177570093      1.024590164
        4/29/96        1.062628914         1.097826087          1.057692308                  1        1.172897196      0.987704918
         5/6/96        1.031314457         1.108695652          1.009615385        1.045454545        1.182242991      0.991803279
        5/13/96                  1         1.097826087          1.028846154        1.068181818        1.210280374      0.991803279
        5/20/96        1.109506844         1.092391304          1.048076923        1.022727273        1.238317757      0.991803279
        5/27/96         1.09375586         1.119565217          1.048076923        1.022727273        1.238317757      1.008196721
         6/3/96                  1         1.402173913          1.076923077                  1        1.285046729      1.098360656
        6/10/96        1.031314457          1.60326087          1.076923077        0.909090909        1.299065421      1.032786885
        6/17/96        1.101631352         1.576086957          0.855769231        0.909090909        1.322429907      1.032786885
        6/24/96        1.086067879         1.858695652          0.980769231        0.909090909        1.308411215      0.983606557
         7/1/96        1.078192387         1.760869565                0.875        0.931818182        1.275700935      0.983606557
         7/8/96        1.062628914         1.652173913          0.778846154        0.931818182        1.257009346      0.950819672
        7/15/96         1.04687793         1.782608696                 0.75        0.863636364        1.242990654      0.942622951
        7/22/96                  1         1.760869565          0.730769231        0.863636364        1.191588785      0.909836066
        7/29/96        0.984436527         1.869565217          0.855769231        0.909090909         1.23364486       0.93442623
         8/5/96        1.078192387          1.72826087          0.865384615        0.909090909        1.196261682      0.905737705
        8/12/96         1.14063379          1.72826087          0.769230769        0.977272727        1.238317757      0.918032787
        8/19/96        1.218826177         1.652173913          0.730769231        0.931818182        1.196261682      0.959016393
        8/26/96        1.265704107         1.826086957          0.730769231        0.977272727         1.11682243      0.967213115
         9/2/96        1.250140634         1.826086957          0.730769231        0.954545455        1.196261682      1.040983607
         9/9/96        1.250140634         1.847826087          0.730769231        1.022727273        1.261682243      1.081967213
        9/16/96        1.656291018         1.913043478          0.644230769                  1        1.257009346      1.024590164
        9/23/96        1.625164073         2.086956522          0.644230769        0.977272727        1.275700935      0.995901639
        9/30/96        1.656291018         2.173913043          0.701923077        1.022727273        1.308411215      1.008196721
        10/7/96        1.625164073         1.983695652          0.673076923        1.045454545        1.303738318                1
       10/14/96        1.781361335         2.043478261          0.692307692        1.090909091        1.359813084      1.004098361
       10/21/96          1.8048003          2.22826087          0.663461538        1.068181818        1.327102804                1
       10/28/96        1.570410651         2.217391304          0.663461538        1.227272727        1.294392523       1.06557377
        11/4/96        1.640727545         2.130434783          0.692307692        1.295454545        1.303738318      1.057377049
       11/11/96        1.617288581         2.163043478          0.740384615        1.454545455        1.275700935      1.053278689
       11/18/96        1.617288581         2.217391304          0.711538462        1.545454545        1.308411215      1.057377049
       11/25/96          1.8048003         2.173913043          0.721153846        1.568181818        1.331775701      1.069672131
        12/2/96         1.66416651         2.157608696          0.740384615        1.670545455         1.35046729      1.032786885
        12/9/96        1.640727545         2.152173913          0.817307692        1.818181818        1.285046729      1.032786885
       12/16/96        1.500093756         2.239130435          0.759615385        1.772727273        1.355140187      1.049180328
       12/23/96        1.312582036         2.380434783          0.836538462        1.818181818        1.387850467      1.073770492
       12/30/96        1.406337896         2.304347826          0.846153846        1.863636364         1.35046729      1.106557377
         1/6/97        1.336021001         2.434782609          0.798076923        1.795454545        1.378504673      1.131147541
        1/13/97        1.488468029         2.347826087          0.971153846        1.727272727        1.504672897       1.12295082
        1/20/97        1.382898931         2.369565217                    1        1.545454545        1.462616822      1.114754098
        1/27/97        1.453215826         2.304347826          0.980769231        1.818181818        1.528037383      1.106557377
         2/3/97        1.465029064         2.510869565          0.951923077        1.704545455        1.523364486      1.077868852
        2/10/97        1.359459966                 2.5                    1        1.727272727        1.537383178      1.045081967
        2/17/97        1.359459966         2.532608696                0.875        1.636363636        1.518691589      1.016393443
        2/24/97        1.312582036         2.369565217          0.913461538        1.590909091        1.546728972      1.032786885
         3/3/97         1.39471217         2.347826087          0.971153846        1.613636364        1.602803738      1.049180328
        3/10/97        1.312582036          2.22826087          0.951923077        1.590909091        1.570093458      0.975409836
        3/17/97        1.359459966         1.956521739                0.875        1.522727273        1.542056075      1.024590164
        3/24/97        1.359459966          2.02173913          0.855769231        1.590909091        1.490654206      1.081967213
        3/31/97        1.324395275                   2          0.788461538                1.5        1.481308411      1.081967213
         4/7/97        1.289143071         1.891304348          0.817307692        1.340909091         1.41588785      1.098360656
        4/14/97        1.265704107         2.059782609          0.759615385        1.181818182        1.462616822       1.06557377
        4/21/97        1.265704107         2.119565217          0.778846154        1.090909091        1.397196262       1.06557377
        4/28/97         1.25407838         2.016304348          0.778846154        1.113636364        1.490654206       1.06557377
         5/5/97         1.30095631         2.130434783                 0.75        1.295454545        1.514018692       1.06557377
        5/12/97        1.242265142         2.114130435          0.846153846        1.227272727        1.485981308      1.090163934
        5/19/97        1.289143071                   2          0.807692308        1.272727273        1.476635514      1.110655738
        5/26/97         1.30095631         2.086956522          0.903846154        1.295454545        1.495327103      1.090163934
         6/2/97        1.265704107                   2          0.913461538        1.204545455        1.523364486      1.106557377
         6/9/97         1.16032252         1.695652174          0.913461538        1.113636364        1.612149533       1.12295082
        6/16/97        1.171948247         1.695652174          0.903846154        1.136363636        1.621495327      1.114754098
        6/23/97        1.242265142         1.663043478          0.903846154        1.159090909        1.614504673      1.106557377
        6/30/97        1.171948247         1.695652174          0.817307692        1.238727273        1.642542056      1.114754098
         7/7/97        1.136883555         1.565217391          0.826923077               1.25        1.654205607      1.131147541
        7/14/97        1.242265142          1.47826087          0.807692308        1.090909091        1.637869159      1.102459016
        7/21/97        1.265704107         1.434782609          0.836538462        1.079636364        1.630841121      1.106557377
        7/28/97        1.171948247         1.086956522                 0.75        1.090909091        1.691588785      1.131147541
         8/4/97        1.125070317         1.233695652          0.711538462        1.090909091         1.70328972      1.131147541
        8/11/97        1.218826177         1.130434783          0.701923077        1.068181818        1.658878505      1.163934426
        8/18/97        1.125070317         1.260869565          0.668307692        1.068181818        1.689271028      1.196721311
        8/25/97        1.171948247         1.173913043          0.701923077        1.068181818        1.642542056      1.163934426
         9/1/97        1.171948247         1.260869565          0.692307692        1.090909091        1.707962617      1.213114754
         9/8/97        1.148509282         1.304347826                 0.75                  1        1.682242991      1.229508197
        9/15/97        1.125070317         1.347826087          0.778846154        0.954545455        1.696261682      1.229508197
        9/22/97         1.39471217         1.663043478          0.663461538        0.954545455        1.672897196      1.237704918
        9/29/97        1.336021001         1.630434783          0.663461538        1.170545455        1.661233645      1.245901639
        10/6/97        1.336021001          1.52173913          0.692307692        1.147818182        1.647214953      1.270491803
       10/13/97        1.242265142         1.467391304          0.692307692        1.090909091        1.574766355      1.245901639
       10/20/97        1.265704107         1.434782609          0.615384615        1.090909091        1.457943925      1.245901639
       10/27/97        1.312582036         1.391304348          0.557692308        1.090909091        1.425233645      1.196721311
        11/3/97        1.242265142         1.320652174          0.615384615        1.045454545        1.453271028      1.213114754
       11/10/97        1.218826177         1.282608696          0.615384615        0.977272727        1.448598131       1.18442623
       11/17/97        1.148509282         1.347826087          0.615384615        1.022727273        1.549084112      1.196721311
       11/24/97        1.171948247         1.331521739                0.601        1.034181818        1.574766355      1.237704918
        12/1/97        1.218826177         1.326086957          0.538461538        0.931818182        1.635514019      1.233606557
        12/8/97         1.16032252         1.266304348          0.519230769        0.931818182        1.614504673      1.229508197
       12/15/97        1.101631352         1.239130435          0.509615385        0.943272727        1.577121495      1.258196721
       12/22/97        1.078192387         1.288043478          0.480769231                  1        1.542056075      1.274590164
       12/29/97        1.007875492         1.369565217          0.557692308                  1        1.637869159      1.280754098
         1/5/98         1.06656666         1.315217391          0.548076923        0.954545455        1.528037383      1.258196721
        1/12/98         1.06656666         1.391304348          0.572153846        0.943272727        1.570093458      1.262295082
        1/19/98        1.054753422         1.391304348          0.528846154        0.931818182        1.504672897      1.251016393
        1/26/98        1.101631352         1.456521739          0.557692308        0.920545455        1.612149533      1.241803279
         2/2/98        1.148509282         1.510869565          0.586538462        0.886363636        1.689271028      1.217213115
         2/9/98        1.125070317         1.619565217          0.615384615                  1        1.626168224      1.229508197
        2/16/98        1.125070317         1.652173913          0.701923077        1.079636364        1.677570093      1.258196721
        2/23/98        1.078192387         1.532608696          0.653846154        1.204545455        1.684598131      1.295081967
         3/2/98        1.171948247          1.52173913          0.634615385        1.181818182        1.714953271      1.338131148
         3/9/98        1.136883555         1.489130435          0.615384615        1.272727273        1.719626168      1.426229508
        3/16/98         1.11344459         1.538043478          0.615384615        1.284181818        1.642542056      1.516393443
        3/23/98        1.078192387         1.483695652          0.615384615        1.295454545        1.691588785      1.524590164
        3/30/98        1.007875492          1.47826087          0.596153846        1.227272727        1.707962617      1.520491803
         4/6/98        1.031314457         1.565217391          0.615384615        1.159090909        1.661233645      1.475409836
        4/13/98        0.960997562          1.60326087          0.605769231        1.363636364        1.684598131      1.439540984
        4/20/98        1.078192387          1.52173913          0.605769231        1.375090909        1.665906542      1.463114754
        4/27/98        1.078192387                 1.5          0.615384615                1.5        1.670579439      1.475409836
         5/4/98        1.007875492          1.47826087          0.615384615        1.545454545         1.61917757      1.459016393
        5/11/98        0.960997562         1.301652174                0.601        1.590909091         1.61917757      1.483606557
        5/18/98        0.984436527         1.244565217          0.572153846        1.568181818        1.607476636      1.557377049
        5/25/98        1.031314457         1.187521739          0.576923077        1.454545455        1.577121495      1.403704918
         6/1/98        1.031314457         1.086956522          0.538461538        1.375090909        1.577121495      1.383213115
         6/8/98        1.019688731                   1          0.548076923        1.363636364         1.58646729      1.360655738
        6/15/98        0.960997562         0.975565217          0.509615385        1.409090909        1.539738318      1.368852459
        6/22/98        1.054753422         1.005434783          0.509615385        1.431818182        1.530392523      1.426229508
        6/29/98        1.078192387         0.967391304          0.538461538        1.409090909        1.521046729      1.723377049
         7/6/98        1.125070317         0.956521739          0.557692308        1.397818182        1.464971963      1.678295082
        7/13/98        1.090005625         0.934782609          0.538461538        1.431818182        1.485981308      1.754098361
        7/20/98        1.090005625         0.913043478          0.586538462        1.409090909        1.448598131      1.786885246
        7/27/98        1.136883555         0.885869565          0.548076923        1.363636364        1.443925234      1.680327869
         8/3/98        1.136883555         0.793478261          0.701923077        1.318181818        1.453271028      1.639344262
        8/10/98        1.125070317         0.739130435          0.692307692        1.272727273        1.429906542      1.639344262
        8/17/98        1.078192387         0.733695652          0.740384615        1.340909091        1.485981308      1.614754098
        8/24/98        1.090005625         0.744565217          0.658692308               1.25        1.434579439      1.491803279
        8/31/98        0.796924808         0.695652174          0.567307692        1.113636364        1.366841121      1.368852459
         9/7/98        0.843802738         0.804347826          0.730769231        1.113636364        1.418242991       1.37704918
        9/14/98        0.879054941         0.894043478          0.740384615        1.159090909        1.338803738      1.442622951
        9/21/98        0.890680668         0.902173913          0.701923077        1.227272727        1.306093458      1.442622951
        9/28/98        0.785299081         0.918478261                0.726        1.227272727        1.308411215      1.405737705
        10/5/98        0.738421151         0.891304348          0.586538462        1.090909091        1.355140187      1.254098361
       10/12/98        0.832177011               0.875          0.605769231        1.090909091        1.493009346      1.352459016
       10/19/98        0.996249766          0.87773913          0.706769231        1.204545455        1.401869159      1.573770492
       10/26/98        0.984436527         0.934782609          0.634615385        1.295454545        1.387850467      1.459016393
        11/2/98        0.960997562         1.043478261          0.615384615        1.272727273        1.490654206      1.524590164
        11/9/98        1.031314457          0.97826087          0.644230769        1.443272727        1.429906542      1.454918033
       11/16/98        1.007875492         0.956521739          0.634615385        1.363636364        1.441588785      1.475409836





                                                   DUNN JOHNSTON & COMPANY, INC.

               UFX WEEKLY CLOSING STOCK PRICES VS. VARIOUS INDICES
                      JANUARY 1, 1996 TO NOVEMBER 16, 1998


Data for chart:

DATE                                UFX              AMEX         Russell 2000             S&P 500       Wilshire 5000
                  1/1/96                  1                1                 1                     1                 1
                  1/8/96                  1      0.981980662       0.977417598           0.975839536       0.979023288
                 1/15/96        1.031314457       0.97302593       0.977866043           0.992087043       0.977778906
                 1/22/96        1.078192387      1.000292997       0.996892918           1.007961603       0.994844706
                 1/29/96        1.109506844      1.018788456       1.017713572           1.031019442       1.019097443
                  2/5/96        1.218826177       1.03552593       1.028604376           1.064308995       1.031744419
                 2/12/96        1.234389649      1.032760768       1.030109869           1.050704545       1.031744419
                 2/19/96        1.171948247      1.047923381       1.043467119            1.06870328       1.043299388
                 2/26/96        1.156384774      1.036423235       1.038149845           1.044850902       1.032887218
                  3/4/96         1.09375586      1.027065631       1.022486306           1.027225114       1.022779795
                 3/11/96        1.109506844      1.032284647       1.041288959            1.04008367       1.047972166
                 3/18/96         1.09375586      1.046842953        1.05538294           1.054985325       1.061838129
                 3/25/96        1.125070317      1.050688544       1.059515039           1.046683206        1.06803464
                  4/1/96        1.109506844      1.061511134       1.072391813           1.063482026       1.083500521
                  4/8/96        1.031314457      1.052153531       1.060828342           1.032430154       1.068745715
                 4/15/96        1.007875492      1.077644301       1.084307633           1.045985958       1.090814435
                 4/22/96                  1      1.090847495       1.114161248           1.059590407       1.126418976
                 4/29/96        1.062628914       1.08335775       1.111022134           1.040407971       1.117555934
                  5/6/96        1.031314457      1.085628479       1.124795797           1.057368942       1.133605912
                 5/13/96                  1      1.111998242       1.155161921           1.084642701       1.170302461
                 5/20/96        1.109506844      1.129724582       1.167846504           1.100209174       1.173273738
                 5/27/96         1.09375586      1.122820832       1.159069797           1.084983217       1.158239581
                  6/3/96                  1      1.102347641       1.149428233           1.091777335       1.143129238
                 6/10/96        1.031314457       1.08916276       1.137384285           1.079680887        1.12804429
                 6/17/96        1.101631352      1.071454732       1.105768923            1.08128618       1.103689971
                 6/24/96        1.086067879      1.055303252       1.110253371           1.087431694       1.106026361
                  7/1/96        1.078192387      1.051475974       1.088375669           1.066044008       1.088020926
                  7/8/96        1.062628914      1.004724582       1.036836542           1.047802046       1.043197806
                 7/15/96         1.04687793      1.002453853        1.02994971           1.035705599       1.035071234
                 7/22/96                  1      0.983262526       1.007623563           1.031116732       1.018691114
                 7/29/96        0.984436527      0.999890126        1.03914283           1.074232621       1.049216548
                  8/5/96        1.078192387      1.003332845       1.048848458           1.073600233       1.058536709
                 8/12/96         1.14063379      1.013386317       1.053557129           1.078643122       1.069609163
                 8/19/96        1.218826177      1.023128479       1.062718216           1.081594266       1.079107093
                 8/26/96        1.265704107      1.019777322       1.069476921           1.057206791       1.076948472
                  9/2/96        1.250140634      1.020070319        1.07018162           1.063190154       1.077786525
                  9/9/96        1.250140634      1.039060211       1.091610878           1.103500835       1.100718694
                 9/16/96        1.656291018      1.029922356       1.098113328            1.11402442       1.114990985
                 9/23/96        1.625164073      1.035123059       1.106761908           1.112662353       1.123650862
                 9/30/96        1.656291018      1.055797685       1.118869919           1.137422776       1.138405668
                 10/7/96        1.625164073      1.054808819       1.114353439            1.13612557       1.140665871
                10/14/96        1.781361335      1.049113683       1.114225312           1.152600088       1.143256216
                10/21/96          1.8048003      1.032174773       1.098593805           1.136547162       1.126799909
                10/28/96        1.570410651      1.035031497       1.088311605           1.141168458       1.112705386
                 11/4/96        1.640727545       1.04861925       1.103686857           1.185030241       1.141021408
                11/11/96        1.617288581       1.05717111       1.109965085           1.196056493       1.151205018
                11/18/96        1.617288581      1.066528714       1.120855889           1.214071444       1.167661325
                11/25/96          1.8048003      1.067114708       1.134277203           1.227513742       1.178632196
                 12/2/96         1.66416651      1.056878113        1.13872962           1.199267079       1.182670087
                 12/9/96        1.640727545      1.035745678       1.134501425           1.181495354       1.174873657
                12/16/96        1.500093756      1.045963961       1.142605465           1.214298455       1.190110978
                12/23/96        1.312582036      1.045396279       1.150485281           1.227140796       1.198542296
                12/30/96        1.406337896      1.048289628       1.159069797           1.212936388       1.198923229
                  1/6/97        1.336021001      1.073176091        1.17265127           1.231535081       1.220153897
                 1/13/97        1.488468029      1.080336214       1.178384958           1.258565614       1.237194301
                 1/20/97        1.382898931      1.077058306       1.179217784           1.249404096       1.227975722
                 1/27/97        1.453215826      1.078175359       1.183413947           1.274764476       1.238591056
                  2/3/97        1.465029064      1.074219895       1.174765367           1.280277602       1.229956574
                 2/10/97        1.359459966      1.088027395        1.18238893           1.310956527       1.253193489
                 2/17/97        1.359459966      1.093777469        1.17354816           1.300076211       1.246057343
                 2/24/97        1.312582036      1.088192206       1.153304078           1.282320702       1.234172233
                  3/3/97         1.39471217      1.102512452       1.170633268           1.305265035       1.254285497
                 3/10/97        1.312582036      1.099600791       1.156475223           1.286131245       1.240038601
                 3/17/97        1.359459966      1.082661881        1.12665364            1.27142417       1.215582701
                 3/24/97        1.359459966      1.058269851       1.117748807           1.254852362       1.209665541
                 3/31/97        1.324395275      1.019502637       1.091771037           1.228940669       1.190288747
                  4/7/97        1.289143071      1.018403897       1.086677985           1.196105139        1.17855601
                 4/14/97        1.265704107      1.018184149       1.094653897           1.242626194       1.186580999
                 4/21/97        1.265704107      0.994048491       1.075787181           1.241053331       1.168473982
                 4/28/97         1.25407838      1.041056255        1.13386079           1.318237097       1.238514869
                  5/5/97         1.30095631      1.050725168       1.157692431           1.337387103       1.263275516
                 5/12/97        1.242265142       1.07442133       1.170056696           1.345445996       1.269294258
                 5/19/97        1.289143071       1.09496777       1.203337711           1.373465648       1.297178556
                 5/26/97         1.30095631      1.108592148       1.219641885           1.375492533       1.315031617
                  6/2/97        1.265704107      1.125567682       1.240078158           1.391269803       1.330954618
                  6/9/97         1.16032252       1.15386024       1.255869823           1.448444163        1.34454123
                 6/16/97        1.171948247      1.141352915       1.260770685            1.45724895       1.354902608
                 6/23/97        1.242265142      1.135492968       1.257343285           1.438763763       1.344820581
                 6/30/97        1.171948247       1.16162467       1.269002851            1.48679282       1.376514209
                  7/7/97        1.136883555      1.163693964       1.288510202           1.486403658       1.398125809
                 7/14/97        1.242265142      1.160251245       1.300137737           1.484165978       1.420296112
                 7/21/97        1.265704107      1.167960738       1.308626157           1.522255193       1.445209132
                 7/28/97        1.171948247      1.179662321       1.326788174           1.535794782       1.472788684
                  8/4/97        1.125070317      1.183251538        1.32672411           1.513742278       1.469411078
                 8/11/97        1.218826177      1.163767214       1.308754284           1.460670331       1.449348605
                 8/18/97        1.125070317      1.179003076       1.331657004           1.497527201       1.474693349
                 8/25/97        1.171948247      1.190594785       1.356321471           1.458497511        1.49914925
                  9/1/97        1.171948247      1.222439936       1.387104007           1.506461708       1.538944054
                  9/8/97        1.148509282      1.231156607       1.409686409           1.498127159       1.555679712
                 9/15/97        1.125070317      1.257947553       1.432364906           1.541259263       1.581887904
                 9/22/97         1.39471217      1.263258131        1.43784234           1.532681487       1.575894558
                 9/29/97        1.336021001        1.3000293       1.471924149           1.564803554       1.612184778
                 10/6/97        1.336021001      1.313671989       1.489573657           1.567965494       1.624704777
                10/13/97        1.242265142      1.283474949       1.439155642           1.530962689       1.566726769
                10/20/97        1.265704107      1.284024319        1.43351805            1.52687649        1.56507606
                10/27/97        1.312582036       1.23745605       1.387808706           1.483063352       1.510018539
                 11/3/97        1.242265142      1.242070759       1.394086934           1.503964586        1.52264012
                11/10/97        1.218826177      1.231724289       1.372273295           1.505326653       1.499301623
                11/17/97        1.148509282      1.232676531       1.393542394           1.561657829       1.518195901
                11/24/97        1.171948247      1.212478025       1.377110093           1.549188435       1.498133428
                 12/1/97        1.218826177      1.227420891       1.403183958           1.595223038       1.527693831
                 12/8/97         1.16032252        1.2194184       1.353758929           1.545929205       1.466846128
                12/15/97        1.101631352      1.209859361       1.345430667           1.535211039       1.452142113
                12/22/97        1.078192387      1.215517873       1.350107306            1.51847708        1.45176118
                12/29/97        1.007875492      1.249890126       1.398251065           1.581034846       1.503085558
                  1/5/98         1.06656666      1.190741283        1.32275217           1.504256458       1.419864388
                 1/12/98         1.06656666      1.215920744       1.365354432           1.559095847       1.474337811
                 1/19/98        1.054753422      1.211599033       1.360741856           1.552739537       1.471214161
                 1/26/98        1.101631352      1.224033109       1.377526506           1.589531546       1.500317444
                  2/2/98        1.148509282      1.245824788       1.427015599           1.641711664       1.568047337
                  2/9/98        1.125070317      1.261500146        1.45517153           1.654083767       1.609365873
                 2/16/98        1.125070317      1.262067829       1.454210577           1.676979455        1.60870559
                 2/23/98        1.078192387      1.293070612       1.479323489           1.701512867       1.635624857
                  3/2/98        1.171948247      1.305504688       1.485377494            1.71180944       1.645884653
                  3/9/98        1.136883555      1.310815265       1.501553541            1.73275932       1.674556213
                 3/16/98         1.11344459      1.332753443       1.519106954           1.782296379       1.697640755
                 3/23/98        1.078192387      1.352054644       1.528396169           1.776264371       1.708738604
                 3/30/98        1.007875492      1.368279373       1.556071623            1.82046667       1.745841481
                  4/6/98        1.031314457      1.356229856       1.537653352           1.800959933       1.728293166
                 4/13/98        0.960997562      1.363115294         1.5599795             1.8204991       1.760215354
                 4/20/98        1.078192387      1.358518898       1.538550242           1.796468356       1.745841481
                 4/27/98        1.078192387      1.373168766       1.553348922           1.817710107       1.757955151
                  5/4/98        1.007875492      1.362858922       1.535955668           1.796857518       1.739924321
                 5/11/98        0.960997562      1.349783914       1.513309203           1.797814208       1.700840592
                 5/18/98        0.984436527      1.337844272       1.483039175           1.800635631       1.664575768
                 5/25/98        1.031314457      1.308599473       1.462634934           1.768773005       1.634532849
                  6/1/98        1.031314457      1.305889247       1.455011371           1.806132542       1.629199787
                  6/8/98        1.019688731      1.277102256       1.414491175           1.781777497       1.570967824
                 6/15/98        0.960997562      1.270821125       1.404497261           1.784712426       1.551210097
                 6/22/98        1.054753422      1.314587606       1.442294756           1.837492501       1.596058613
                 6/29/98        1.078192387      1.322004102       1.468048304           1.858928832       1.620336745
                  7/6/98        1.125070317      1.338009083       1.468432685           1.887970035         1.6177464
                 7/13/98        1.090005625      1.348209054       1.481021173           1.924324237       1.633644005
                 7/20/98        1.090005625      1.316034281       1.404849611           1.849815959         1.5392488
                 7/27/98        1.136883555      1.293326985       1.344533778           1.817175009       1.480102598
                  8/3/98        1.136883555      1.252691913       1.331881226            1.76655154       1.470045966
                 8/10/98        1.125070317      1.213448579       1.290207886           1.723257285       1.418645402
                 8/17/98        1.078192387      1.193744506       1.267305167           1.753238962       1.391472179
                 8/24/98        1.090005625      1.103464694        1.14846728           1.665515396       1.249688905
                 8/31/98        0.796924808      1.103702754       1.111726833           1.579170112       1.205653046
                  9/7/98        0.843802738      1.122930706       1.132707646           1.636198537       1.229626432
                 9/14/98        0.879054941      1.148476414       1.163586278           1.654083767       1.254971176
                 9/21/98        0.890680668       1.17197114        1.18203658           1.694070146       1.274297179
                 9/28/98        0.785299081      1.116081893       1.120183222           1.625723598       1.201792925
                 10/5/98        0.738421151       1.05246484       1.019891733           1.596195943       1.093963481
                10/12/98        0.832177011      1.106980662       1.098273487           1.712993141        1.19209183
                10/19/98        0.996249766      1.150399209       1.175726321           1.736099625       1.268024481
                10/26/98        0.984436527      1.181896425       1.211313623            1.78150184       1.321583666
                 11/2/98        0.960997562      1.228391444       1.282296038           1.850156475       1.399649542
                 11/9/98        1.031314457      1.223923235       1.247189212           1.825363623       1.362216522
                11/16/98        1.007875492      1.222751245        1.25058458           1.841821926       1.362775224







                                                   DUNN JOHNSTON & COMPANY, INC.

                                   APPENDIX

DETAILED STOCK PRICE HISTORY & PERFORMANCE OF UNIFLEX
JANUARY 2, 1996 TO FEBRUARY 26, 1999




DATE           VOLUME       HIGH          LOW         CLOSE
-----------   --------   ----------   ----------   ----------
 1-Jan-97
 2-Jan-97         600      $ 7.63       $ 7.56       $ 7.56
 3-Jan-97       3,800      $ 7.69       $ 7.50       $ 7.50
 6-Jan-97       8,200      $ 7.50       $ 7.25       $ 7.31
 7-Jan-97       1,600      $ 7.56       $ 7.38       $ 7.38
 8-Jan-97         500      $ 7.38       $ 7.38       $ 7.38
 9-Jan-97       2,400      $ 7.25       $ 7.13       $ 7.25
10-Jan-97       2,400      $ 7.25       $ 7.13       $ 7.13
13-Jan-97       2,100      $ 7.25       $ 7.13       $ 7.13
14-Jan-97       2,400      $ 7.38       $ 7.25       $ 7.25
15-Jan-97       9,900      $ 7.63       $ 7.25       $ 7.50
16-Jan-97       5,200      $ 7.81       $ 7.50       $ 7.81
17-Jan-97       2,000      $ 7.94       $ 7.94       $ 7.94
20-Jan-97       4,400      $ 8.00       $ 7.88       $ 8.00
21-Jan-97       8,100      $ 8.00       $ 7.75       $ 7.88
22-Jan-97       4,100      $ 7.88       $ 7.50       $ 7.50
23-Jan-97      15,500      $ 7.63       $ 7.25       $ 7.25
24-Jan-97       8,100      $ 7.38       $ 7.13       $ 7.38
27-Jan-97       6,200      $ 7.38       $ 7.25       $ 7.38
28-Jan-97       2,800      $ 7.50       $ 7.25       $ 7.50
29-Jan-97       2,900      $ 7.38       $ 7.25       $ 7.25
30-Jan-97       1,100      $ 7.63       $ 7.50       $ 7.63
31-Jan-97       2,500      $ 7.75       $ 7.50       $ 7.75
 3-Feb-97       2,200      $ 8.00       $ 7.88       $ 8.00
 4-Feb-97       1,300      $ 8.00       $ 7.88       $ 8.00
 5-Feb-97       6,200      $ 8.25       $ 8.00       $ 8.13
 6-Feb-97       3,600      $ 8.25       $ 8.00       $ 8.00
 7-Feb-97       2,500      $ 8.00       $ 7.81       $ 7.81
10-Feb-97       2,200      $ 7.88       $ 7.75       $ 7.88
11-Feb-97       6,500      $ 7.94       $ 7.75       $ 7.75
12-Feb-97       2,900      $ 7.75       $ 7.50       $ 7.63
13-Feb-97       5,200      $ 7.50       $ 7.25       $ 7.25
14-Feb-97       7,700      $ 7.38       $ 7.25       $ 7.25
17-Feb-97
18-Feb-97       6,100      $ 7.50       $ 7.25       $ 7.50
19-Feb-97       3,000      $ 7.69       $ 7.63       $ 7.69
20-Feb-97       4,900      $ 7.56       $ 7.44       $ 7.50
21-Feb-97       2,200      $ 7.38       $ 7.25       $ 7.25
24-Feb-97       6,800      $ 7.25       $ 7.00       $ 7.00
25-Feb-97       9,900      $ 7.13       $ 6.75       $ 6.88
26-Feb-97       9,700      $ 7.00       $ 6.75       $ 6.88
27-Feb-97       3,700      $ 6.94       $ 6.75       $ 6.94
28-Feb-97         500      $ 7.13       $ 7.00       $ 7.00
 3-Mar-97       1,800      $ 7.25       $ 7.13       $ 7.25
 4-Mar-97       1,100      $ 7.25       $ 7.13       $ 7.13

DATE           VOLUME       HIGH          LOW         CLOSE
-----------   --------   ----------   ----------   ----------
 5-Mar-97       3,200      $ 7.25       $ 7.00       $ 7.19
 6-Mar-97       2,300      $ 7.38       $ 7.31       $ 7.31
 7-Mar-97       4,100      $ 7.44       $ 7.31       $ 7.44
10-Mar-97       1,100      $ 7.38       $ 7.38       $ 7.38
11-Mar-97       2,500      $ 7.38       $ 7.25       $ 7.38
12-Mar-97         600      $ 7.44       $ 7.38       $ 7.38
13-Mar-97       3,900      $ 7.25       $ 7.00       $ 7.00
14-Mar-97       3,100      $ 7.00       $ 6.88       $ 7.00
17-Mar-97      11,000      $ 6.88       $ 6.63       $ 6.63
18-Mar-97      10,900      $ 7.13       $ 6.50       $ 7.00
19-Mar-97       3,700      $ 7.25       $ 6.88       $ 7.25
20-Mar-97       5,500      $ 7.44       $ 7.25       $ 7.44
21-Mar-97       8,000      $ 7.31       $ 7.06       $ 7.25
24-Mar-97       2,800      $ 7.44       $ 7.31       $ 7.38
25-Mar-97       2,400      $ 7.25       $ 7.13       $ 7.13
26-Mar-97       1,200      $ 7.38       $ 7.25       $ 7.38
27-Mar-97       3,700      $ 7.38       $ 7.25       $ 7.25
28-Mar-97
31-Mar-97       2,400      $ 7.25       $ 7.13       $ 7.25
 1-Apr-97       5,000      $ 7.38       $ 7.25       $ 7.25
 2-Apr-97       4,500      $ 7.44       $ 7.25       $ 7.38
 3-Apr-97      14,300      $ 7.44       $ 7.00       $ 7.13
 4-Apr-97         300      $ 7.06       $ 7.06       $ 7.06
 7-Apr-97       2,400      $ 7.13       $ 7.00       $ 7.13
 8-Apr-97       2,400      $ 7.00       $ 6.75       $ 6.75
 9-Apr-97       5,400      $ 7.13       $ 6.63       $ 7.13
10-Apr-97       3,100      $ 7.13       $ 7.00       $ 7.00
11-Apr-97         800      $ 6.88       $ 6.88       $ 6.88
14-Apr-97         900      $ 7.00       $ 7.00       $ 7.00
15-Apr-97           0      $ 7.00       $ 7.00       $ 7.00
16-Apr-97       1,100      $ 6.88       $ 6.88       $ 6.88
17-Apr-97       9,500      $ 7.13       $ 6.75       $ 6.75
18-Apr-97         100      $ 6.75       $ 6.75       $ 6.75
21-Apr-97       3,400      $ 6.75       $ 6.56       $ 6.63
22-Apr-97       1,100      $ 6.63       $ 6.50       $ 6.63
23-Apr-97       5,100      $ 6.63       $ 6.50       $ 6.63
24-Apr-97       1,500      $ 6.88       $ 6.75       $ 6.75
25-Apr-97       2,100      $ 6.75       $ 6.75       $ 6.75
28-Apr-97       2,000      $ 6.63       $ 6.63       $ 6.63
29-Apr-97       8,100      $ 6.75       $ 6.63       $ 6.75
30-Apr-97       3,600      $ 6.63       $ 6.63       $ 6.63
 1-May-97       1,200      $ 6.63       $ 6.50       $ 6.63
 2-May-97       2,500      $ 6.75       $ 6.63       $ 6.69
 5-May-97       6,200      $ 6.81       $ 6.56       $ 6.63
 6-May-97       6,500      $ 6.69       $ 6.56       $ 6.56
 7-May-97           0      $ 6.56       $ 6.56       $ 6.56
 8-May-97       1,200      $ 6.81       $ 6.63       $ 6.81
 9-May-97       2,300      $ 6.94       $ 6.94       $ 6.94

DATE           VOLUME       HIGH          LOW         CLOSE
-----------   --------   ----------   ----------   ----------
12-May-97           0      $ 6.94       $ 6.94       $ 6.94
13-May-97       1,300      $ 6.81       $ 6.75       $ 6.75
14-May-97       2,100      $ 6.63       $ 6.63       $ 6.63
15-May-97       3,500      $ 6.56       $ 6.50       $ 6.50
16-May-97       4,300      $ 6.63       $ 6.56       $ 6.63
19-May-97       2,400      $ 6.69       $ 6.63       $ 6.63
20-May-97       3,200      $ 6.69       $ 6.56       $ 6.69
21-May-97       3,000      $ 6.75       $ 6.63       $ 6.63
22-May-97       6,400      $ 6.81       $ 6.69       $ 6.81
23-May-97       1,300      $ 6.88       $ 6.75       $ 6.88
26-May-97
27-May-97       4,500      $ 6.94       $ 6.88       $ 6.94
28-May-97         200      $ 6.88       $ 6.88       $ 6.88
29-May-97       1,700      $ 7.00       $ 6.88       $ 7.00
30-May-97       1,700      $ 6.94       $ 6.88       $ 6.94
 2-Jun-97           0      $ 6.94       $ 6.94       $ 6.94
 3-Jun-97       3,400      $ 6.94       $ 6.81       $ 6.88
 4-Jun-97         200      $ 6.88       $ 6.88       $ 6.88
 5-Jun-97       5,400      $ 6.81       $ 6.63       $ 6.69
 6-Jun-97       9,100      $ 6.75       $ 6.44       $ 6.75
 9-Jun-97       1,500      $ 6.75       $ 6.75       $ 6.75
10-Jun-97       3,500      $ 6.81       $ 6.75       $ 6.75
11-Jun-97       3,400      $ 6.63       $ 6.50       $ 6.50
12-Jun-97       3,400      $ 6.50       $ 6.38       $ 6.38
13-Jun-97      12,100      $ 6.25       $ 6.06       $ 6.19
16-Jun-97       2,600      $ 6.19       $ 6.13       $ 6.13
17-Jun-97      10,000      $ 6.13       $ 5.94       $ 6.00
18-Jun-97       2,100      $ 6.13       $ 6.00       $ 6.00
19-Jun-97       5,300      $ 6.38       $ 6.13       $ 6.38
20-Jun-97      14,600      $ 6.25       $ 6.25       $ 6.25
23-Jun-97       3,200      $ 6.38       $ 6.25       $ 6.25
24-Jun-97      14,300      $ 6.25       $ 6.13       $ 6.25
25-Jun-97       4,700      $ 6.38       $ 6.13       $ 6.38
26-Jun-97       1,400      $ 6.63       $ 6.50       $ 6.63
27-Jun-97       1,000      $ 6.69       $ 6.63       $ 6.63
30-Jun-97       6,700      $ 6.50       $ 6.25       $ 6.38
 1-Jul-97       1,500      $ 6.50       $ 6.50       $ 6.50
 2-Jul-97         100      $ 6.44       $ 6.44       $ 6.44
 3-Jul-97       2,900      $ 6.44       $ 6.25       $ 6.25
 4-Jul-97
 7-Jul-97       3,500      $ 6.25       $ 6.13       $ 6.13
 8-Jul-97      19,900      $ 6.00       $ 5.88       $ 6.00
 9-Jul-97       5,200      $ 6.00       $ 5.94       $ 6.00
10-Jul-97       6,000      $ 6.19       $ 6.06       $ 6.06
11-Jul-97       3,400      $ 6.19       $ 6.06       $ 6.06
14-Jul-97       6,100      $ 6.38       $ 6.31       $ 6.31
15-Jul-97       9,200      $ 6.56       $ 6.38       $ 6.56
16-Jul-97       6,400      $ 6.56       $ 6.44       $ 6.50

DATE           VOLUME       HIGH          LOW         CLOSE
-----------   --------   ----------   ----------   ----------
17-Jul-97       4,300      $ 6.69       $ 6.50       $ 6.63
18-Jul-97       1,100      $ 6.69       $ 6.63       $ 6.63
21-Jul-97         200      $ 6.69       $ 6.50       $ 6.50
22-Jul-97      13,900      $ 6.69       $ 6.50       $ 6.50
23-Jul-97         700      $ 6.69       $ 6.69       $ 6.69
24-Jul-97       1,200      $ 6.69       $ 6.69       $ 6.69
25-Jul-97       1,300      $ 6.75       $ 6.69       $ 6.75
28-Jul-97       3,800      $ 6.75       $ 6.50       $ 6.50
29-Jul-97         100      $ 6.50       $ 6.50       $ 6.50
30-Jul-97       6,300      $ 6.50       $ 6.25       $ 6.25
31-Jul-97           0      $ 6.25       $ 6.25       $ 6.25
 1-Aug-97           0      $ 6.25       $ 6.25       $ 6.25
 4-Aug-97           0      $ 6.25       $ 6.25       $ 6.25
 5-Aug-97       3,700      $ 6.19       $ 6.06       $ 6.06
 6-Aug-97       3,000      $ 6.13       $ 6.00       $ 6.00
 7-Aug-97       6,800      $ 6.00       $ 5.75       $ 5.81
 8-Aug-97       6,400      $ 6.00       $ 5.81       $ 6.00
11-Aug-97       2,100      $ 6.25       $ 6.00       $ 6.00
12-Aug-97         600      $ 6.13       $ 6.13       $ 6.13
13-Aug-97       1,000      $ 6.25       $ 6.13       $ 6.13
14-Aug-97           0      $ 6.13       $ 6.13       $ 6.13
15-Aug-97       2,000      $ 6.50       $ 6.25       $ 6.50
18-Aug-97       1,600      $ 6.38       $ 6.38       $ 6.38
19-Aug-97         600      $ 6.50       $ 6.50       $ 6.50
20-Aug-97       1,500      $ 6.38       $ 6.38       $ 6.38
21-Aug-97         500      $ 6.25       $ 6.25       $ 6.25
22-Aug-97       5,600      $ 6.00       $ 6.00       $ 6.00
25-Aug-97       2,500      $ 6.25       $ 6.00       $ 6.19
26-Aug-97       4,100      $ 6.50       $ 6.25       $ 6.38
27-Aug-97       3,500      $ 6.56       $ 6.38       $ 6.38
28-Aug-97         700      $ 6.38       $ 6.25       $ 6.38
29-Aug-97       1,500      $ 6.25       $ 6.13       $ 6.25
 1-Sep-97
 2-Sep-97       3,700      $ 6.25       $ 6.13       $ 6.13
 3-Sep-97         700      $ 6.25       $ 6.25       $ 6.25
 4-Sep-97      10,500      $ 6.31       $ 6.00       $ 6.31
 5-Sep-97       1,600      $ 6.38       $ 6.25       $ 6.25
 8-Sep-97       2,200      $ 6.25       $ 6.13       $ 6.13
 9-Sep-97       3,000      $ 6.25       $ 6.06       $ 6.25
10-Sep-97       4,300      $ 6.19       $ 6.06       $ 6.13
11-Sep-97           0      $ 6.13       $ 6.13       $ 6.13
12-Sep-97       4,900      $ 6.13       $ 6.00       $ 6.13
15-Sep-97      13,200      $ 6.38       $ 5.88       $ 6.00
16-Sep-97         800      $ 6.19       $ 6.13       $ 6.19
17-Sep-97       2,400      $ 6.13       $ 6.06       $ 6.06
18-Sep-97       1,300      $ 6.19       $ 6.06       $ 6.06
19-Sep-97       2,200      $ 6.13       $ 6.00       $ 6.00
22-Sep-97       7,600      $ 6.25       $ 6.00       $ 6.25

DATE           VOLUME       HIGH          LOW         CLOSE
-----------   --------   ----------   ----------   ----------
23-Sep-97      10,800      $ 6.56       $ 6.38       $ 6.50
24-Sep-97       2,600      $ 6.50       $ 6.31       $ 6.44
25-Sep-97      38,900      $ 7.44       $ 6.50       $ 7.25
26-Sep-97       7,000      $ 7.44       $ 7.38       $ 7.44
29-Sep-97      10,500      $ 7.50       $ 7.31       $ 7.31
30-Sep-97       6,900      $ 7.38       $ 7.19       $ 7.19
1-Oct-97        5,400      $ 7.25       $ 7.00       $ 7.00
2-Oct-97          300      $ 7.00       $ 7.00       $ 7.00
3-Oct-97        1,700      $ 7.13       $ 7.00       $ 7.13
6-Oct-97        1,500      $ 7.13       $ 7.06       $ 7.13
7-Oct-97        2,500      $ 7.25       $ 7.13       $ 7.13
8-Oct-97        4,200      $ 7.13       $ 7.00       $ 7.13
9-Oct-97        1,400      $ 7.13       $ 7.06       $ 7.13
10-Oct-97       2,000      $ 7.13       $ 7.00       $ 7.13
13-Oct-97       4,200      $ 7.00       $ 7.00       $ 7.00
14-Oct-97       1,200      $ 7.00       $ 7.00       $ 7.00
15-Oct-97      16,000      $ 7.00       $ 6.50       $ 6.63
16-Oct-97       1,500      $ 6.75       $ 6.75       $ 6.75
17-Oct-97         600      $ 6.69       $ 6.63       $ 6.63
20-Oct-97       1,400      $ 6.50       $ 6.50       $ 6.50
21-Oct-97         500      $ 6.63       $ 6.63       $ 6.63
22-Oct-97           0      $ 6.63       $ 6.63       $ 6.63
23-Oct-97       2,000      $ 6.88       $ 6.75       $ 6.88
24-Oct-97       1,400      $ 6.75       $ 6.75       $ 6.75
27-Oct-97       3,800      $ 6.69       $ 6.25       $ 6.25
28-Oct-97       4,000      $ 6.25       $ 6.00       $ 6.25
29-Oct-97       1,000      $ 6.25       $ 6.13       $ 6.25
30-Oct-97       1,000      $ 6.50       $ 6.50       $ 6.50
31-Oct-97       7,700      $ 7.00       $ 6.63       $ 7.00
3-Nov-97        5,100      $ 7.00       $ 6.75       $ 7.00
4-Nov-97          600      $ 6.88       $ 6.75       $ 6.75
5-Nov-97        4,100      $ 7.13       $ 6.88       $ 6.88
6-Nov-97          200      $ 6.75       $ 6.75       $ 6.75
7-Nov-97        1,700      $ 6.63       $ 6.50       $ 6.63
10-Nov-97         600      $ 6.50       $ 6.38       $ 6.38
11-Nov-97       4,100      $ 6.63       $ 6.50       $ 6.63
12-Nov-97       1,700      $ 6.63       $ 6.63       $ 6.63
13-Nov-97           0      $ 6.63       $ 6.63       $ 6.63
14-Nov-97         900      $ 6.50       $ 6.50       $ 6.50
17-Nov-97       2,600      $ 6.38       $ 6.25       $ 6.38
18-Nov-97       1,500      $ 6.25       $ 6.25       $ 6.25
19-Nov-97       4,600      $ 6.13       $ 6.00       $ 6.13
20-Nov-97           0      $ 6.13       $ 6.13       $ 6.13
21-Nov-97         700      $ 6.13       $ 6.13       $ 6.13
24-Nov-97         100      $ 6.13       $ 6.13       $ 6.13
25-Nov-97         300      $ 6.13       $ 6.13       $ 6.13
26-Nov-97         300      $ 6.13       $ 6.13       $ 6.13
27-Nov-97

DATE           VOLUME       HIGH          LOW         CLOSE
-----------   --------   ----------   ----------   ----------
28-Nov-97       2,000      $ 6.25       $ 6.06       $ 6.25
1-Dec-97            0      $ 6.25       $ 6.25       $ 6.25
2-Dec-97        1,500      $ 6.19       $ 6.13       $ 6.19
3-Dec-9         4,300      $ 6.44       $ 6.25       $ 6.38
4-Dec-97        1,200      $ 6.56       $ 6.56       $ 6.56
5-Dec-97          800      $ 6.56       $ 6.50       $ 6.50
8-Dec-97        2,600      $ 6.56       $ 6.25       $ 6.25
9-Dec-97          200      $ 6.25       $ 6.25       $ 6.25
10-Dec-97         400      $ 6.25       $ 6.25       $ 6.25
11-Dec-97       1,000      $ 6.13       $ 6.13       $ 6.13
12-Dec-97       6,900      $ 6.13       $ 6.00       $ 6.19
15-Dec-97         800      $ 6.25       $ 6.25       $ 6.25
16-Dec-97       2,400      $ 6.13       $ 6.00       $ 6.00
17-Dec-97       6,600      $ 6.00       $ 6.00       $ 6.00
18-Dec-97       3,300      $ 6.00       $ 5.94       $ 5.94
19-Dec-97         900      $ 5.94       $ 5.88       $ 5.88
22-Dec-97       3,900      $ 5.88       $ 5.75       $ 5.75
23-Dec-97       8,100      $ 5.88       $ 5.75       $ 5.88
24-Dec-97           0      $ 5.88       $ 5.88       $ 5.88
25-Dec-97
26-Dec-97       5,900      $ 5.75       $ 5.75       $ 5.75
29-Dec-97      22,800      $ 5.75       $ 5.13       $ 5.25
30-Dec-97       8,200      $ 5.44       $ 5.00       $ 5.06
31-Dec-97      11,000      $ 5.13       $ 5.00       $ 5.06
1-Jan-98
2-Jan-98        1,300      $ 5.38       $ 5.19       $ 5.38
5-Jan-98       14,200      $ 5.94       $ 5.50       $ 5.94
6-Jan-98        2,400      $ 6.00       $ 6.00       $ 6.00
7-Jan-98        1,500      $ 5.88       $ 5.75       $ 5.75
8-Jan-98            0      $ 5.75       $ 5.75       $ 5.75
9-Jan-98        1,500      $ 5.69       $ 5.69       $ 5.69
12-Jan-98       4,200      $ 5.56       $ 5.38       $ 5.38
13-Jan-98       1,200      $  538       $ 5.25       $ 5.25
14-Jan-98       3,200      $ 5.50       $ 5.38       $ 5.50
15-Jan-98         300      $ 5.69       $ 5.63       $ 5.69
16-Jan-98           0      $ 5.69       $ 5.69       $ 5.69
19-Jan-98
20-Jan-98       1,400      $ 5.69       $ 5.56       $ 5.56
21-Jan-98       1,600      $ 5.69       $ 5.56       $ 5.56
22-Jan-98       1,900      $ 5.63       $ 5.38       $ 5.50
23-Jan-98       1,500      $ 5.63       $ 5.38       $ 5.63
26-Jan-98       1,300      $ 5.88       $ 5.63       $ 5.88
27-Jan-98       2,700      $ 5.75       $ 5.50       $ 5.75
28-Jan-98         200      $ 5.75       $ 5.75       $ 5.75
29-Jan-98       3,000      $ 5.88       $ 5.75       $ 5.88
30-Jan-98       9,600      $ 5.88       $ 5.88       $ 5.88
2-Feb-98        3,500      $ 6.13       $ 6.13       $ 6.13
3-Feb-98          300      $ 6.00       $ 6.00       $ 6.00

DATE           VOLUME       HIGH          LOW         CLOSE
-----------   --------   ----------   ----------   ----------
4-Feb-98          900      $ 6.00       $ 5.88       $ 5.94
5-Feb-98       13,600      $ 6.44       $ 6.19       $ 6.38
6-Feb-98        3,900      $ 6.31       $ 6.00       $ 6.13
9-Feb-98        9,100      $ 6.38       $ 6.25       $ 6.38
10-Feb-98       2,800      $ 6.38       $ 6.13       $ 6.13
11-Feb-98         600      $ 6.00       $ 6.00       $ 6.00
12-Feb-98       1,700      $ 6.00       $ 6.00       $ 6.00
13-Feb-98       1,000      $ 6.00       $ 6.00       $ 6.00
16-Feb-98
17-Feb-98       3,400      $ 6.00       $ 6.00       $ 6.00
18-Feb-98         500      $ 6.00       $ 6.00       $ 6.00
19-Feb-98         100      $ 6.00       $ 6.00       $ 6.00
20-Feb-98         800      $ 6.00       $ 5.94       $ 6.00
23-Feb-98         600      $ 6.00       $ 5.94       $ 5.94
24-Feb-98         200      $ 5.94       $ 5.94       $ 5.94
25-Feb-98         200      $ 5.94       $ 5.94       $ 5.94
26-Feb-98         100      $ 5.94       $ 5.94       $ 5.94
27-Feb-98       2,300      $ 5.88       $ 5.75       $ 5.75
2-Mar-98        2,100      $ 5.75       $ 5.63       $ 5.63
3-Mar-98        2,200      $ 5.75       $ 5.63       $ 5.75
4-Mar-98        4,300      $ 5.75       $ 5.63       $ 5.75
5-Mar-98        7,800      $ 5.94       $ 5.63       $ 5.88
6-Mar-98        4,100      $ 6.25       $ 5.88       $ 6.25
9-Mar-98        5,700      $ 6.38       $ 6.25       $ 6.25
10-Mar-98       7,600      $ 6.44       $ 6.13       $ 6.44
11-Mar-98       1,400      $ 6.31       $ 6.31       $ 6.31
12-Mar-98           0      $ 6.31       $ 6.31       $ 6.31
13-Mar-98       2,200      $ 6.25       $ 6.00       $ 6.06
16-Mar-98       2,300      $ 5.81       $ 5.81       $ 5.81
17-Mar-98         300      $ 6.00       $ 5.81       $ 6.00
18-Mar-98       2,400      $ 5.88       $ 5.81       $ 5.81
19-Mar-98       2,100      $ 5.81       $ 5.81       $ 5.81
20-Mar-98         200      $ 5.94       $ 5.94       $ 5.94
23-Mar-98       3,900      $ 5.81       $ 5.75       $ 5.81
24-Mar-98      12,300      $ 5.69       $ 5.44       $ 5.69
25-Mar-98       1,200      $ 6.00       $ 5.75       $ 6.00
26-Mar-98           0      $ 6.00       $ 6.00       $ 6.00
27-Mar-98       1,500      $ 5.88       $ 5.75       $ 5.75
30-Mar-98           0      $ 5.75       $ 5.75       $ 5.75
31-Mar-98       3,700      $ 6.00       $ 5.88       $ 6.00
1-Apr-98        2,500      $ 5.75       $ 5.75       $ 5.75
2-Apr-98       11,000      $ 5.75       $ 5.63       $ 5.63
3-Apr-98       14,300      $ 5.63       $ 5.38       $ 5.38
6-Apr-98       28,800      $ 5.63       $ 5.06       $ 5.38
7-Apr-98        2,800      $ 5.25       $ 5.25       $ 5.25
8-Apr-98        1,300      $ 5.38       $ 5.25       $ 5.38
9-Apr-98        5,400      $ 5.50       $ 5.38       $ 5.50
10-Apr-98

DATE           VOLUME       HIGH          LOW         CLOSE
-----------   --------   ----------   ----------   ----------
13-Apr-98       6,500      $ 5.50       $ 5.06       $ 5.19
14-Apr-98         900      $ 5.44       $ 5.19       $ 5.38
15-Apr-98       1,600      $ 5.25       $ 5.13       $ 5.13
16-Apr-98         400      $ 5.13       $ 5.13       $ 5.13
17-Apr-98       5,700      $ 5.13       $ 5.06       $ 5.13
20-Apr-98       1,000      $ 5.13       $ 5.13       $ 5.13
21-Apr-98       4,600      $ 5.19       $ 5.13       $ 5.13
22-Apr-98      55,800      $ 5.81       $ 5.25       $ 5.75
23-Apr-98      23,200      $ 6.25       $ 5.38       $ 5.50
24-Apr-98         300      $ 5.75       $ 5.75       $ 5.75
27-Apr-98      13,000      $ 5.75       $ 5.50       $ 5.56
28-Apr-98      24,200      $ 6.13       $ 5.50       $ 6.00
29-Apr-98      13,100      $ 6.19       $ 6.00       $ 6.00
30-Apr-98       9,200      $ 5.81       $ 5.69       $ 5.81
1-May-98        6,500      $ 5.75       $ 5.75       $ 5.75
4-May-98        6,400      $ 5.63       $ 5.38       $ 5.38
5-May-98           80      $ 5.56       $ 5.44       $ 5.44
6-May-98        1,800      $ 5.44       $ 5.38       $ 5.38
7-May-98       13,000      $ 5.31       $ 5.06       $ 5.19
8-May-98        6,900      $ 5.50       $ 5.25       $ 5.38
11-May-98       1,700      $ 5.31       $ 5.19       $ 5.19
12-May-98       9,300      $ 5.38       $ 5.13       $ 5.38
13-May-98       4,300      $ 5.25       $ 5.13       $ 5.13
14-May-98           0      $ 5.13       $ 5.13       $ 5.13
15-May-98      10,200      $ 5.13       $ 5.13       $ 5.13
18-May-98       1,000      $ 5.25       $ 5.25       $ 5.25
19-May-98         200      $ 5.25       $ 5.25       $ 5.25
20-May-98       2,000      $ 5.13       $ 5.13       $ 5.13
21-May-98      29,500      $ 5.25       $ 4.75       $ 5.25
22-May-98       4,200      $ 5.25       $ 5.13       $ 5.25
25-May-98
26-May-98       5,700      $ 5.38       $ 5.13       $ 5.38
27-May-98           0      $ 5.38       $ 5.38       $ 5.38
28-May-98         500      $ 5.38       $ 5.38       $ 5.38
29-May-98       9,500      $ 5.50       $ 5.25       $ 5.50
1-Jun-98        5,600      $ 5.63       $ 5.50       $ 5.56
2-Jun-98        3,800      $ 5.75       $ 5.63       $ 5.63
3-Jun-98        6,500      $ 5.75       $ 5.69       $ 5.75
4-Jun-98        6,300      $ 5.75       $ 5.50       $ 5.75
5-Jun-98        1,600      $ 5.63       $ 5.50       $ 5.50
8-Jun-98        4,100      $ 5.63       $ 5.38       $ 5.56
9-Jun-98        1,400      $ 5.75       $ 5.63       $ 5.63
10-Jun-98       9,200      $ 5.63       $ 5.38       $ 5.50
11-Jun-98           0      $ 5.50       $ 5.50       $ 5.50
12-Jun-98         200      $ 5.44       $ 5.44       $ 5.44
15-Jun-98       3,000      $ 5.25       $ 5.06       $ 5.13
16-Jun-98       1,000      $ 5.13       $ 5.13       $ 5.13
17-Jun-98       1,000      $ 5.25       $ 5.25       $ 5.25

DATE           VOLUME       HIGH          LOW         CLOSE
-----------   --------   ----------   ----------   ----------
18-Jun-98      26,300      $ 5.13       $ 5.13       $ 5.13
19-Jun-98           0      $ 5.13       $ 5.13       $ 5.13
22-Jun-98           0      $ 5.13       $ 5.13       $ 5.13
23-Jun-98      31,900      $ 5.38       $ 5.00       $ 5.38
24-Jun-98       4,000      $ 5.38       $ 5.19       $ 5.19
25-Jun-98         800      $ 5.25       $ 5.19       $ 5.19
26-Jun-98       7,100      $ 5.63       $ 5.38       $ 5.63
29-Jun-98         800      $ 5.75       $ 5.63       $ 5.75
30-Jun-98           0      $ 5.75       $ 5.75       $ 5.75
1-Jul-98        2,000      $ 5.63       $ 5.63       $ 5.63
2-Jul-98        2,400      $ 5.75       $ 5.69       $ 5.75
3-Jul-98
6-Jul-98       19,700      $ 6.19       $ 5.88       $ 6.13
7-Jul-98       14,700      $ 6.19       $ 6.13       $ 6.13
8-Jul-98        4,900      $ 6.25       $ 6.13       $ 6.25
9-Jul-98        4,400      $ 6.13       $ 5.88       $ 6.13
10-Jul-98         700      $ 6.19       $ 6.00       $ 6.00
13-Jul-98       2,200      $ 5.88       $ 5.75       $ 5.88
14-Jul-98       7,700      $ 5.81       $ 5.63       $ 5.69
15-Jul-98         100      $ 5.69       $ 5.69       $ 5.69
16-Jul-98         300      $ 5.88       $ 5.88       $ 5.88
17-Jul-98         100      $ 5.81       $ 5.81       $ 5.81
20-Jul-98         200      $ 5.94       $ 5.94       $ 5.94
21-Jul-98           0      $ 5.94       $ 5.94       $ 5.94
22-Jul-98         200      $ 5.94       $ 5.94       $ 5.94
23-Jul-98        3000      $ 5.94       $ 5.75       $ 5.94
24-Jul-98        1000      $ 5.81       $ 5.81       $ 5.81
27-Jul-98        2700      $ 5.94       $ 5.94       $ 5.94
28-Jul-98      18,800      $ 6.00       $ 5.94       $ 6.00
29-Jul-98       5,500      $ 6.06       $ 5.94       $ 5.94
30-Jul-98       4,400      $ 6.13       $ 6.00       $ 6.13
31-Jul-98       9,100      $ 6.13       $ 6.00       $ 6.06
3-Aug-98        9,600      $ 6.13       $ 5.81       $ 6.00
4-Aug-98        3,800      $ 6.00       $ 6.00       $ 6.00
5-Aug-98        7,400      $ 6.00       $ 5.88       $ 6.00
6-Aug-98        3,100      $ 6.00       $ 5.75       $ 5.88
7-Aug-98        2,300      $ 6.06       $ 5.88       $ 6.06
10-Aug-98       1,400      $ 6.13       $ 6.06       $ 6.00
11-Aug-98       1,000      $ 6.13       $ 6.06       $ 6.06
12-Aug-98       1,800      $ 6.06       $ 5.94       $ 6.06
13-Aug-98           0      $ 6.06       $ 6.06       $ 6.06
14-Aug-98       1,300      $ 6.00       $ 5.94       $ 6.00
17-Aug-98           0      $ 6.00       $ 6.00       $ 6.00
18-Aug-98       1,200      $ 6.00       $ 5.94       $ 6.00
19-Aug-98       2,900      $ 5.94       $ 5.75       $ 5.81
20-Aug-98       6,500      $ 5.81       $ 5.63       $ 5.75
21-Aug-98           0      $ 5.75       $ 5.75       $ 5.75
24-Aug-98       1,700      $ 5.88       $ 5.69       $ 5.88

DATE           VOLUME       HIGH          LOW         CLOSE
-----------   --------   ----------   ----------   ----------
25-Aug-98         500      $ 5.94       $ 5.94       $ 5.94
26-Aug-98       4,500      $ 5.94       $ 5.63       $ 5.63
27-Aug-98       5,700      $ 5.94       $ 5.50       $ 5.88
28-Aug-98       6,900      $ 5.88       $ 5.81       $ 5.81
31-Aug-98       7,700      $ 5.94       $ 5.50       $ 5.50
1-Sep-98        6,700      $ 5.50       $ 5.00       $ 5.00
2-Sep-98        2,500      $ 5.00       $ 4.94       $ 4.94
3-Sep-98        9,300      $ 4.81       $ 4.56       $ 4.63
4-Sep-98       26,800      $ 4.69       $ 4.13       $ 4.25
7-Sep-98
8-Sep-98        5,300      $ 4.75       $ 4.50       $ 4.69
9-Sep-98          300      $ 4.81       $ 4.69       $ 4.81
10-Sep-98       9,700      $ 4.88       $ 4.63       $ 4.63
11-Sep-98       7,600      $ 4.88       $ 4.50       $ 4.50
14-Sep-98       1,000      $ 4.75       $ 4.75       $ 4.75
15-Sep-98           0      $ 4.75       $ 4.75       $ 4.75
16-Sep-98           0      $ 4.75       $ 4.75       $ 4.75
17-Sep-98         400      $ 4.69       $ 4.69       $ 4.69
18-Sep-98           0      $ 4.69       $ 4.69       $ 4.69
21-Sep-98         500      $ 4.56       $ 4.56       $ 4.56
22-Sep-98       1,000      $ 4.50       $ 4.50       $ 4.50
23-Sep-98       2,000      $ 4.75       $ 4.56       $ 4.75
24-Sep-98       1,500      $ 4.63       $ 4.56       $ 4.56
25-Sep-98       2,000      $ 4.75       $ 4.75       $ 4.75
28-Sep-98           0      $ 4.75       $ 4.75       $ 4.75
29-Sep-98       2,200      $ 4.88       $ 4.75       $ 4.75
30-Sep-98         700      $ 4.63       $ 4.63       $ 4.63
1-Oct-98        3,700      $ 4.63       $ 4.44       $ 4.44
2-Oct-98        3,500      $ 4.19       $ 4.19       $ 4.19
5-Oct-98       14,400      $ 4.19       $ 3.63       $ 4.00
6-Oct-98       10,200      $ 4.25       $ 4.00       $ 4.13
7-Oct-98        2,100      $ 4.00       $ 4.00       $ 4.00
8-Oct-98       12,100      $ 4.00       $ 4.88       $ 4.88
9-Oct-98        2,600      $ 4.00       $ 3.88       $ 3.94
12-Oct-98         600      $ 4.00       $ 4.00       $ 4.00
13-Oct-98         100      $ 4.00       $ 4.00       $ 4.00
14-Oct-98       1,700      $ 4.00       $ 4.00       $ 4.00
15-Oct-98         400      $ 4.13       $ 4.06       $ 4.13
16-Oct-98      22,200      $ 4.44       $ 4.13       $ 4.44
19-Oct-98       3,400      $ 4.88       $ 4.69       $ 4.88
20-Oct-98         500      $ 4.88       $ 4.88       $ 4.88
21-Oct-98      17,800      $ 5.38       $ 5.13       $ 5.38
22-Oct-98           0      $ 5.38       $ 4.38       $ 5.38
23-Oct-98      10,000      $ 5.44       $ 5.25       $ 5.31
26-Oct-98      13,500      $ 5.50       $ 5.25       $ 5.25
27-Oct-98         200      $ 5.13       $ 5.13       $ 5.13
28-Oct-98       9,300      $ 5.06       $ 5.00       $ 5.00
29-Oct-98      12,000      $ 5.25       $ 5.00       $ 5.13

DATE             VOLUME        HIGH          LOW         CLOSE
-----------   -----------   ----------   ----------   ----------
30-Oct-98         1,400       $ 5.25      $ 5.13        $ 5.25
2-Nov-98          1,900       $ 5.44      $ 5.19        $ 5.44
3-Nov-98          1,900       $ 5.50      $ 5.25        $ 5.50
4-Nov-98          3,100       $ 5.50      $ 5.25        $ 5.25
5-Nov-98          1,900       $ 5.25      $ 5.13        $ 5.13
6-Nov-98          5,400       $ 5.13      $ 5.00        $ 5.13
9-Nov-98          1,200       $ 5.00      $ 5.00        $ 5.00
10-Nov-98         3,900       $ 5.25      $ 5.00        $ 5.06
11-Nov-98         1,000       $ 5.19      $ 5.19        $ 5.19
12-Nov-98         1,000       $ 5.25      $ 5.25        $ 5.25
13-Nov-98         1,500       $ 5.50      $ 5.38        $ 5.50
16-Nov-98         3,000       $ 5.50      $ 5.38        $ 5.38
17-Nov-98        99,200       $ 6.69      $ 5.88        $ 6.38
18-Nov-98        19,000       $ 6.63      $ 6.31        $ 6.38
19-Nov-98        17,200       $ 6.38      $ 6.13        $ 6.13
20-Nov-98         8,300       $ 6.25      $ 6.06        $ 6.06
23-Dec-98        20,700       $ 6.13      $ 6.06        $ 6.13
24-Nov-98        17,400       $ 6.25      $ 6.13        $ 6.13
25-Nov-98         1,700       $ 6.13      $ 6.13        $ 6.13
26-Nov-98
27-Nov-98         1,300       $ 6,19      $ 6.13        $ 6.19
30-Nov-98         1,700       $ 6.13      $ 6.13        $ 6.13
1-Dec-98          3,400       $ 6.25      $ 6.25        $ 6.25
2-Dec-98          3,600       $ 6.25      $ 6.13        $ 6.13
3-Dec-98              0       $ 6.13      $ 6.13        $ 6.13
4-Dec-98          1,500       $ 6.38      $ 6.25        $ 6.25
7-Dec-98          1,100       $ 6.25      $ 6.25        $ 6.25
8-Dec-98            400       $ 6.25      $ 6.25        $ 6.25
9-Dec-98          9,700       $ 6.31      $ 6.25        $ 6.25
10-Dec-98         1,900       $ 6.25      $ 6.25        $ 6.25
11-Dec-98           500       $ 6.25      $ 6.25        $ 6.25
14-Dec-98           400       $ 6.25      $ 6.25        $ 6.25
15-Dec-98           700       $ 6.38      $ 6.31        $ 6.38
16-Dec-98        12,700       $ 6.28      $ 6.,25       $ 6.38
17-Dec-98             0       $ 6.38      $ 6.38        $ 6.38
18-Dec-98         2,600       $ 6.31      $ 6.31        $ 6.31
21-Dec-98         1,500       $ 6.31      $ 6.31        $ 6.31
22-Dec-98         5,400       $ 6.31      $ 6.25        $ 6.31
23-Dec-98         3,800       $ 6.25      $ 6.25        $ 6.25
24-Dec-98         1,500       $ 6.25      $ 6.25        $ 6.25
25-Dec-98
28-Dec-98          6.900      $ 6.38      $ 6.25        $ 6.31
29-Dec-98         3,500       $ 6.25      $ 6.25        $ 6.25
30-Dec-98         7,100       $ 6.50      $ 6.25        $ 6.50
31-Dec-98        24,700       $ 6.50      $ 6.25        $ 6.25
1-Jan-98
4-Jan-99          1,600       $ 6.25      $ 6.25        $ 6.25
5-Jan-99            100       $ 6.25      $ 6.25        $ 6.25

DATE           VOLUME       HIGH          LOW         CLOSE
-----------   --------   ----------   ----------   ----------
6-Jan-99        6,600      $ 6.44       $ 6.25       $ 6.44
7-Jan-99        3,100      $ 6.50       $ 6.38       $ 6.38
8-Jan-99       11,400      $ 6.38       $ 6.25       $ 6.31
11-Jan-99      29,000      $ 6.63       $ 6.31       $ 6.50
12-Jan-99       4,300      $ 6.50       $ 6.25       $ 6.38
13-Jan-99       2,800      $ 6.31       $ 6.31       $ 6.31
14-Jan-99         200      $ 6.31       $ 6.31       $ 6.31
15-Jan-99       1,600      $ 6.50       $ 6.31       $ 6.50
18-Jan-99
19-Jan-99       2,100      $ 6.44       $ 6.44       $ 6.44
20-Jan-99       2,000      $ 6.44       $ 6.44       $ 6.44
21-Jan-99           0      $ 6.44       $ 6.44       $ 6.44
22-Jan-99       2,000      $ 6.44       $ 6.44       $ 6.44
25-Jan-99           0      $ 6.44       $ 6.44       $ 6.44
26-Jan-99       2,500      $ 6.63       $ 6.44       $ 6.44
27-Jan-99         100      $ 6.50       $ 6.50       $ 6.50
28-Jan-99         300      $ 6.44       $ 6.44       $ 6.44
29-Jan-99         500      $ 6.63       $ 6.63       $ 6.63
1-Feb-99          200      $ 6.63       $ 6.63       $ 6.63
2-Feb-99       10,300      $ 6.50       $ 6.50       $ 6.50
3-Feb-99          300      $ 6.50       $ 6.50       $ 6.50
4-Feb-99          900      $ 6.50       $ 6.50       $ 6.50
5-Feb-99            0      $ 6.50       $ 6.50       $ 6.50
8-Feb-99          600      $ 6.63       $ 6.50       $ 6.63
9-Feb-99        5,700      $ 6.56       $ 6.56       $ 6.56
10-Feb-99       4,500      $ 6.56       $ 6.50       $ 6.56
11-Feb-99      20,800      $ 6.63       $ 6.50       $ 6.56
12-Feb-99       9,300      $ 6.56       $ 6.50       $ 6.50
15-Feb-99
16-Feb-99       4,200      $ 6.56       $ 6.50       $ 6.50
17-Feb-99           0      $ 6.50       $ 6.50       $ 6.50
18-Feb-99       3,900      $ 6.56       $ 6.50       $ 6.56
19-Feb-99       1,500      $ 6.56       $ 6.56       $ 6.56
22-Feb-99         600      $ 6.56       $ 6.56       $ 6.56
23-Feb-99      10,100      $ 6.50       $ 6.31       $ 6.31
24-Feb-99      15,100      $ 6.69       $ 6.50       $ 6.63
25-Feb-99       2,600      $ 6.56       $ 6.50       $ 6.56
26-Feb-99      20,500      $ 6.88       $ 6.63       $ 6.88